PROSPECTUS
MAY 1, 1998

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                   ISSUED BY
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                    HOME OFFICE: LITTLE ROCK, ARKANSAS 72201
                         SERVICE CENTER: P.O. BOX 9025
                     SPRINGFIELD, MASSACHUSETTS 01102-9025
                                1414 MAIN STREET
                     SPRINGFIELD, MASSACHUSETTS 01144-1007
                             PHONE: (800) 354-5333
                                OFFERED THROUGH
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

This Prospectus is for a flexible premium variable life insurance contract (the "Contract") offered by Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), a subsidiary of Merrill Lynch & Co., Inc. It describes contracts which, at the time of issue, are designed to meet the 7-pay test under federal tax law. (See "Tax Treatment of Loans and Other Distributions" on page 36.) A prospective contract owner who wants to purchase a modified endowment contract that would not meet the 7-pay test should consult a Merrill Lynch registered representative.

Generally, through the first 14 days following the in force date, the initial payment will be invested only in the investment division of the Merrill Lynch Variable Life Separate Account (the "Separate Account") investing in the Money Reserve Portfolio. Thereafter, the investment base will be reallocated to any five of the 37 investment divisions of the Separate Account, a Merrill Lynch Life separate investment account available under the Contract. The investments available through the investment divisions include ten mutual fund portfolios of the Merrill Lynch Series Fund, Inc.; seven mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc.; two mutual fund portfolios of the AIM Variable Insurance Funds, Inc.; one mutual fund portfolio of the Alliance Variable Products Series Fund, Inc.; two mutual fund portfolios of the MFS Variable Insurance Trust; and fifteen unit investment trusts in The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities. Currently, the contract owner may change his or her investment allocation as many times as desired.

The Contract provides an estate benefit through life insurance coverage on the insured. Subject to certain conditions, Merrill Lynch Life guarantees that the coverage will remain in force for the guarantee period. Each payment will extend the guarantee period until such time as the guarantee period is established for life. During this guarantee period, Merrill Lynch Life will terminate the Contract only if the debt exceeds certain contract values. After the guarantee period, the Contract will remain in force as long as there is not excessive debt and as long as the cash surrender value is sufficient to cover the charges due. While the Contract is in force, the death benefit may vary to reflect the investment results of the investment divisions chosen, but will never be less than the current face amount.

Contract owners may also purchase a Contract to provide insurance coverage on the lives of two insureds with proceeds payable upon the death of the last surviving insured.

The Contract is designed to allow for planned periodic payments, and contract owners may make additional unplanned payments subject to certain conditions. Contract owners may also change the face amount of their Contracts, borrow up to the loan value of the Contract or turn in the Contract for its net cash surrender value. The net cash surrender value will vary with the investment results of the investment divisions chosen. Merrill Lynch Life doesn't guarantee any minimum cash surrender value.

It may not be advantageous to replace existing insurance with the Contract. Within certain limits, the Contract may be returned or exchanged for a contract with benefits that do not vary with the investment results of a separate account.

THE PURCHASE OF THIS CONTRACT INVOLVES CERTAIN RISKS. BECAUSE IT IS A VARIABLE LIFE INSURANCE CONTRACT, THE VALUE OF THE CONTRACT REFLECTS THE INVESTMENT PERFORMANCE OF THE SELECTED INVESTMENT OPTIONS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, CONTRACT OWNERS COULD LOSE ALL OR PART OF THE MONEY THEY HAVE INVESTED. MERRILL LYNCH LIFE DOES NOT GUARANTEE THE VALUE OF THE CONTRACT. RATHER, CONTRACT OWNERS BEAR ALL INVESTMENT RISKS.

LIFE INSURANCE IS INTENDED TO BE A LONG-TERM INVESTMENT. CONTRACT OWNERS SHOULD EVALUATE THEIR INSURANCE NEEDS AND THE CONTRACT'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING THE CONTRACT.

PARTIAL WITHDRAWALS AND SURRENDER OF THE CONTRACT ARE SUBJECT TO TAX, AND IF TAKEN BEFORE THE CONTRACT OWNER ATTAINS AGE 59 1/2 MAY ALSO BE SUBJECT TO A 10% FEDERAL PENALTY TAX. LOANS MAY BE TAXABLE IF THE CONTRACT BECOMES A "MODIFIED ENDOWMENT CONTRACT."

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT MUST BE ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC.; THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC.; THE AIM VARIABLE INSURANCE FUNDS, INC.; THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; THE MFS VARIABLE INSURANCE TRUST; AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
IMPORTANT TERMS.............................................    5
SUMMARY OF THE CONTRACT
  Purpose of the Contract...................................    6
  Availability and Payments.................................    6
  Joint Insureds............................................    7
  CMA(R) Insurance Service..................................    7
  The Investment Divisions..................................    7
  How the Death Benefit Varies..............................    7
  How the Investment Base Varies............................    7
  Net Cash Surrender Value and Cash Surrender Value.........    8
  Illustrations.............................................    8
  Replacement of Existing Coverage..........................    8
  Right to Cancel ("Free Look" Period) or Exchange..........    8
  How Death Benefit and Cash Surrender Value Increases are
     Taxed..................................................    8
  Loans.....................................................    8
  Partial Withdrawals.......................................    9
  Fees and Charges..........................................    9
FACTS ABOUT THE SEPARATE ACCOUNT, THE FUNDS, THE ZERO TRUSTS
 AND MERRILL LYNCH LIFE
  The Separate Account......................................   10
  The Series Fund...........................................   10
  The Variable Series Funds.................................   11
  The AIM V.I. Funds........................................   12
  The Alliance Fund.........................................   13
  The MFS Trust.............................................   13
  Certain Risks of the Funds................................   14
  The Zero Trusts...........................................   14
  Merrill Lynch Life and MLPF&S.............................   15
FACTS ABOUT THE CONTRACT
  Who May be Covered........................................   15
  Purchasing a Contract.....................................   16
  Planned Payments..........................................   17
  Payments Which are Not Under a Periodic Payment Plan......   19
  Effect of a Planned Payment and Other Additional
     Payments...............................................   19
  Changing the Face Amount..................................   20
  Investment Base...........................................   21
  Charges Deducted from the Investment Base.................   22
  Charges to the Separate Account...........................   23
  Charges to Fund Assets....................................   24
  Guarantee Period..........................................   25
  Net Cash Surrender Value..................................   26
  Loans.....................................................   26
  Partial Withdrawals.......................................   27
  Death Benefit Proceeds....................................   28
  Payment of Death Benefit Proceeds.........................   29
  Right to Cancel ("Free Look" Period) or Exchange..........   29
  Reports to Contract Owners................................   30
MORE ABOUT THE CONTRACT
  Using the Contract........................................   30
  Some Administrative Procedures............................   32
  Other Contract Provisions.................................   33
  Income Plans..............................................   34

                                                              PAGE
                                                              ----
  Group or Sponsored Arrangements...........................   35
  Unisex Legal Considerations for Employers.................   35
  Selling the Contracts.....................................   35
  Tax Considerations........................................   36
  Merrill Lynch Life's Income Taxes.........................   40
  Reinsurance...............................................   40
MORE ABOUT THE SEPARATE ACCOUNT AND ITS DIVISIONS
  About the Separate Account................................   40
  Changes Within the Account................................   40
  Net Rate of Return for an Investment Division.............   41
  The Funds.................................................   41
  The Zero Trusts...........................................   43
ILLUSTRATIONS
  Illustrations of Death Benefits, Investment Base, Cash
   Surrender Values and Accumulated Payments................   44
EXAMPLES
  Additional Payments.......................................   52
  Changing the Face Amount..................................   52
  Partial Withdrawals.......................................   53
JOINT INSUREDS..............................................   54
MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY
  Directors and Executive Officers..........................   58
  Services Arrangement......................................   58
  State Regulation..........................................   58
  Year 2000.................................................   59
  Legal Proceedings.........................................   59
  Experts...................................................   59
  Legal Matters.............................................   59
  Registration Statements...................................   59
  Financial Statements......................................   60
  Financial Statements of Merrill Lynch Variable Life
     Separate Account.......................................  S-1
  Financial Statements of Merrill Lynch Life Insurance
     Company................................................  G-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                IMPORTANT TERMS

additional payment: is a payment which may be made after the "free look" period.

attained age: is the issue age of the insured plus the number of full years since the contract date.

cash surrender value:  is equal to the net cash surrender value plus any debt.

contract anniversary:  is the same date of each year as the contract date.

contract date: is used to determine processing dates, contract years and anniversaries. It is usually the business day next following the receipt of the initial payment at the Service Center. It is also referred to as the policy date.

death benefit: is the larger of the face amount and the variable insurance amount.

death benefit proceeds: are equal to the death benefit less any debt and less any overdue charges.

debt:  is the sum of all outstanding loans on a Contract plus accrued interest.

deferred contract loading: is chargeable to all payments for sales load, federal tax and premium tax charges. Merrill Lynch Life advances the amount of the loading to the divisions as part of the investment base. This loading is then deducted in equal installments on the next ten contract anniversaries following the date the payment is received and accepted. Merrill Lynch Life deducts the balance of the deferred contract loading not yet recouped in determining a Contract's net cash surrender value.

face amount: is the minimum death benefit as long as the Contract remains in force. The face amount will change if the change in face amount option is chosen; it may increase as a result of an additional payment; or it may decrease as a result of a partial withdrawal.

fixed base: is calculated like the cash surrender value except that 4% is substituted for the net rate of return, the guaranteed maximum cost of insurance rates are substituted for current rates and loans and repayments are not taken into account.

guarantee period: is the time guaranteed that the Contract will remain in force regardless of investment experience, unless the debt exceeds certain values. It is the period that a comparable fixed life insurance contract (same face amount, payments made, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

in force date: is the date when the underwriting process is complete, the initial payment is received and outstanding contract amendments (if any) are received at the Service Center.

initial payment:  is the payment required to put the Contract into effect.

investment base: is the amount available under a Contract for investment in the Separate Account at any time. A contract owner's investment base is the sum of the amounts invested in each of the selected investment divisions.

investment division:  is any division in the Separate Account.

issue age: is the insured's age as of his or her birthday nearest the contract date.

net amount at risk: is the excess of the death benefit over the cash surrender value.

net cash surrender value: is equal to the investment base less the balance of any deferred contract loading not yet recouped and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.

net single premium factor: is used to determine the amount of death benefit purchased by $1.00 of cash surrender value. Merrill Lynch Life uses this factor in the calculation of the variable insurance amount to make sure that the Contract always meets the guidelines of what constitutes a life insurance contract under the Internal Revenue Code.

planned periodic payment: is an additional payment made on a planned basis, the amount, duration and frequency of which are elected in the application or at a later date.

processing dates: are the contract date and the first day of each contract quarter thereafter. Processing dates after the contract date are the days when Merrill Lynch Life deducts charges from the investment base.

processing period:  is the period between consecutive processing dates.

variable insurance amount: is computed daily by multiplying the cash surrender value by the net single premium factor.

                            SUMMARY OF THE CONTRACT

PURPOSE OF THE CONTRACT

This flexible premium variable life insurance contract offers a choice of investments and an opportunity for the Contract's investment base, net cash surrender value and death benefit to grow based on investment results.

Merrill Lynch Life doesn't guarantee that contract values will increase. Depending on the investment results of selected investment divisions, the investment base, net cash surrender value and death benefit may increase or decrease on any day. The contract owner bears the investment risk. Merrill Lynch Life guarantees to keep the Contract in force during the guarantee period subject to the effect of any debt.

Life insurance is not a short term investment. The contract owner should evaluate the need for insurance and the Contract's long term investment potential and risks before purchasing a Contract.

The Contract should be purchased as a long-term investment designed to provide a death benefit. The Contract's net cash surrender value, as well as its death benefit, may be used to provide proceeds for various individual and business planning purposes. However, loans and partial withdrawals will affect the net cash surrender value and death benefit proceeds, and may cause the Contract to lapse; in addition, partial withdrawals may be currently taxable. If the performance of the investment divisions to which the investment base is allocated is not sufficient to provide funds for the specific planning purpose contemplated, or if insufficient payments are made or Contract values maintained, then the purchaser may not be able to utilize the Contract to achieve the purposes for which it was purchased. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract in connection with a specialized purpose, a purchaser should consider whether the long-term nature of the Contract, and the potential impact of any contemplated loans and partial withdrawals, are consistent with the purposes for which the Contract is being considered. Using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations" on page 36.)

AVAILABILITY AND PAYMENTS

The Contract is available in most jurisdictions in which Merrill Lynch Life does business. A Contract may be issued for an insured up to age 75 (or up to age 80 for joint insureds). Merrill Lynch Life will consider issuing Contracts for insureds above age 75 on an individual basis. Since the Contract is designed to comply with the 7-pay test under federal tax law, contract owners must elect a periodic payment plan providing for payments for at least seven years when they apply for the Contract. Merrill Lynch Life will modify the payment plan, if necessary, to ensure that it does comply with the 7-pay test. The minimum initial payment is $4,000. For a discussion of the 7-pay test, see "Tax Considerations" on page 36.

Subject to state regulation, contract owners may elect to pre-pay periodic payments through a single payment by adding a Single Premium Immediate Annuity Rider ("SPIAR") which will fund the Contract. The amount applied to purchase the SPIAR is not allocated to the Separate Account and is not considered a payment to the Contract. (See "Payments Under a Combination Periodic Payment Plan" on page 18.) Pledging, assigning or gifting a Contract with a SPIAR may have tax consequences to the contract owner. (See "Tax Considerations" on page 36.)

Merrill Lynch Life will not accept an initial payment that provides a guarantee period of less than one year.

Subject to certain conditions, contract owners may make additional payments that are not planned. (See "Payments Which are Not Under a Periodic Payment Plan" on page 19.)

The Contract won't be available to insure residents of certain municipalities in Kentucky where premium taxes in excess of a certain level are imposed.

For joint insureds, see modifications to this section on page 54.

JOINT INSUREDS

The Contract is also available to provide coverage on the lives of two insureds with a death benefit payable on the death of the last surviving insured. Most of the discussions in this Prospectus referencing a single insured may also be read as though the single insured were the two insureds under a joint Contract. Those discussions which are different for joint insureds are noted accordingly. (See "Joint Insureds" on page 54.)

CMA(R) INSURANCE SERVICE

Contract owners who subscribe to the Merrill Lynch Cash Management Account(R) financial service ("CMA account"), may elect to have their Contract linked to their CMA account electronically. Certain transactions will be reflected in monthly CMA account statements. Payments may be transferred to and from the Contract through a CMA account.

THE INVESTMENT DIVISIONS

Generally, through the first 14 days following the in force date, the initial payment will be invested only in the investment division of the Separate Account investing in the Money Reserve Portfolio. Thereafter, the investment base will be reallocated to up to five of the 37 investment divisions in the Separate Account. (See "Changing the Allocation" on page 21.)

Payments are invested in investment divisions of the Separate Account. Ten investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the Merrill Lynch Series Fund, Inc. (the "Series Fund"). Seven investment divisions of the Separate Account invest exclusively in Class A shares of designated mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds"). Two investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the AIM Variable Insurance Funds, Inc. (the "AIM V.I. Funds"). One investment division of the Separate Account invests exclusively in shares of a designated mutual fund portfolio of the Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"). Two investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the MFS Variable Insurance Trust (the "MFS Trust"). Each mutual fund portfolio has a different investment objective. The other fifteen investment divisions invest in units of designated unit investment trusts in The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Zero Trusts"). The contract owner's payments are not invested directly in the Series Fund, the Variable Series Funds, the AIM V.I. Funds, the Alliance Fund, or the MFS Trust (each, a "Fund"; collectively, the "Funds"); or in the Zero Trusts.

HOW THE DEATH BENEFIT VARIES

The death benefit equals the face amount or variable insurance amount, whichever is larger. It may increase or decrease on any day depending on the investment results of the investment divisions chosen by the contract owner. Death benefit proceeds are reduced by any debt.

HOW THE INVESTMENT BASE VARIES

A Contract's investment base is the amount available for investment at any time. On the contract date (usually the business day next following receipt of the initial payment at the Service Center), the investment base is equal to the initial payment. Afterwards, it varies daily based on investment performance of the investment divisions chosen. The contract owner bears the risk of poor investment performance and receives the benefit of favorable investment performance. Contract owners may wish to consider diversifying their investment in the Contract by allocating the investment base to two or more investment divisions.

------------------------------
Cash Management Account and CMA are registered trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

NET CASH SURRENDER VALUE AND CASH SURRENDER VALUE

Contract owners may surrender their Contracts at any time and receive the net cash surrender value. On a contract anniversary, the net cash surrender value equals the investment base minus the balance of any deferred contract loading not yet deducted. The net cash surrender value varies daily based on investment performance of the investment divisions chosen and accrual of contract charges. Merrill Lynch Life doesn't guarantee any minimum net cash surrender value.

For purposes of certain computations under the Contract, Merrill Lynch Life uses the cash surrender value. It is calculated by adding the amount of any debt to the net cash surrender value.

ILLUSTRATIONS

Illustrations in this Prospectus or used in connection with the purchase of the Contract are based on hypothetical investment rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Before purchasing a Contract, the contract owner should ask his or her Merrill Lynch registered representative if changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another contract as a replacement for existing insurance. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of contract illustrations.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

Once the contract owner receives the Contract, he or she should review it carefully to make sure it is what he or she intended to purchase. Generally, a Contract may be returned for a refund within ten days after the contract owner receives it. Some states allow a longer period of time to return the Contract. If required by the contract owner's state, the Contract may be returned within the later of ten days after receiving it and 45 days from the date the application is completed. If the Contract is returned during the "free look" period, Merrill Lynch Life will refund the payment without interest.

A contract owner may also exchange his or her Contract within 18 months for a contract with benefits that do not vary with the investment results of a separate account.

HOW DEATH BENEFIT AND CASH SURRENDER VALUE INCREASES ARE TAXED

Under current federal tax law, life insurance contracts receive tax-favored treatment. The death benefit is fully excludable from the beneficiary's gross income for federal income tax purposes, according to Section 101(a)(1) of the Internal Revenue Code. A contract owner is not taxed on any increase in the cash surrender value while a life insurance contract remains in force. For a discussion of the tax issues associated with this Contract, including taxation of loans and partial withdrawals from, and collateral assignments of, the Contract and the possible 10% penalty tax on such distributions, see "Tax Considerations" on page 36. Contracts that comply with the 7-pay test receive preferential tax treatment with respect to certain distributions.

LOANS

Contract owners may borrow up to the loan value of their Contracts, which is 90% of the cash surrender value. The maximum amount that can be borrowed at any time is the difference between the loan value and the debt. (See "Loans" on page 26.)

Loans are deducted from the amount payable on surrender of the Contract and are also deducted from any death benefit payable. Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS CAPITALIZED AND ADDED TO THE OUTSTANDING LOAN AMOUNT. Depending upon investment perform-ance of the divisions and the amounts borrowed, loans may cause a Contract to lapse. If the Contract is not a modified endowment contract, lapse of the Contract with loans outstanding may result in adverse tax consequences. Policy debt is considered part of total cash value which is used to calculate gain. (See "Tax Considerations -- Tax Treatment of Loans and Other Distributions" on page 37.)

PARTIAL WITHDRAWALS

Contract owners may make partial withdrawals beginning in contract year 16, subject to certain conditions. (See "Partial Withdrawals" on page 27.)

FEES AND CHARGES

Investment Base Charges. Merrill Lynch Life invests the entire amount of all premium payments in the Separate Account. It then deducts certain charges from the investment base on processing dates. The charges deducted are as follows:

     - deferred contract loading equals 9% of each payment. It consists of a sales load of 4.5%, a charge for federal taxes of 2% and a state and local premium tax charge of 2.5%. For joint insureds the deferred contract loading equals 11% of each payment and consists of a sales load of 6.5%, a charge for federal taxes of 2% and a state and local premium tax charge of 2.5%. Deferred contract loading is deducted in equal installments of .90% (1.1% for joint insureds) of each payment. The deduction is taken on the ten contract anniversaries following the date Merrill Lynch Life receives and accepts the payment. However, Merrill Lynch Life subtracts the balance of the deferred contract loading not yet deducted in determining a Contract's net cash surrender value. Thus, this balance is deducted in determining the amount payable on surrender of the Contract;

     - on all processing dates after the contract date, Merrill Lynch Life makes deductions for mortality cost (see "Mortality Cost" on page 22); and

     - on each contract anniversary, Merrill Lynch Life makes deductions for the net loan cost if there has been any debt during the prior year. Currently, there is no net loan cost for amounts borrowed up to the target loan amount (see "Charges Deducted From the Investment Base" on page 22).

Separate Account Charges. There are certain charges deducted daily from the investment results of the investment divisions in the Separate Account. These charges are:

     - an asset charge designed to cover mortality and expense risks deducted from all investment divisions which is equivalent to .90% annually at the beginning of the year; and

     - a trust charge deducted from only those investment divisions investing in the Zero Trusts, which is currently equivalent to .34% annually at the beginning of the year and will never exceed .50% annually.

Advisory Fees. The portfolios in the Funds pay monthly advisory fees and other expenses. (See "Charges to Fund Assets" on page 24.)

Other Charges. If periodic payments are prepaid by purchasing a SPIAR, Merrill Lynch Life deducts 5% of the single payment as a charge for the rider. Any applicable premium taxes will also be deducted. (See "Payments Under a Combination Periodic Payment Plan" on page 18.)

This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus and in the Contract. The Contract together with its attached applications, medical exam(s), amendments, riders, and endorsements constitutes the entire agreement between the contract owner and Merrill Lynch Life and should be retained.

For the definition of certain terms used in this Prospectus, see "Important Terms" on page 5.

                       FACTS ABOUT THE SEPARATE ACCOUNT,
               THE FUNDS, THE ZERO TRUSTS AND MERRILL LYNCH LIFE

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established by Merrill Lynch Life on November 16, 1990. It is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Separate Account. It meets the definition of a separate account under the federal securities laws. The Separate Account is used to support the Contract as well as to support other variable life insurance contracts issued by Merrill Lynch Life.

Merrill Lynch Life owns all of the assets in the Separate Account. The assets of the Separate Account are kept separate from Merrill Lynch Life's general account and any other separate accounts it may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business Merrill Lynch Life conducts.

Obligations to contract owners and beneficiaries that arise under the Contract are obligations of Merrill Lynch Life. Income, gains, and losses, whether or not realized, from assets allocated are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of Merrill Lynch Life. As required, the assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the assets exceed the required reserves and other Contract liabilities, (which will always be at least equal to the aggregate contract value allocated to the Separate Account under the Contracts), Merrill Lynch Life may transfer the excess to its general account.

There are currently 37 investment divisions in the Separate Account. Ten invest in shares of a specific portfolio of the Series Fund. Seven invest in Class A shares of a specific portfolio of the Variable Series Funds. Two invest in shares of a specific portfolio of the AIM V.I. Funds. One invests in shares of a specific portfolio of the Alliance Fund. Two invest in shares of a specific portfolio of the MFS Trust. Fifteen invest in units of a specific Zero Trust. Complete information about the Funds and the Zero Trusts, including the risks associated with each portfolio (including specific risks associated with investment in the High Yield Portfolio of the Series Fund) can be found in the accompanying prospectuses. They should be read in conjunction with this Prospectus.

The investment objectives and policies of certain of the underlying portfolios may be similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the underlying portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the underlying portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THE SERIES FUND

The Series Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"). All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the Series Fund portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.

Money Reserve Portfolio seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.

Intermediate Government Bond Portfolio seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a maximum maturity of 15 years.

Long-Term Corporate Bond Portfolio primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. In addition, the Portfolio seeks the preservation of capital. In seeking to achieve these objectives, under normal circumstances the Portfolio invests at least 80% of the value of its total assets in debt securities that have a rating within the three highest grades of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").

High Yield Portfolio primarily seeks as high a level of current income as is believed to be consistent with prudent management. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").

Capital Stock Portfolio seeks long-term growth of capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/ earnings ratios.

Growth Stock Portfolio seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies considered to have special investment value.

Multiple Strategy Portfolio seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.

Natural Resources Portfolio seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

Global Strategy Portfolio seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

Balanced Portfolio seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed-income and equity securities.

MLAM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets" on page 24.)

THE VARIABLE SERIES FUNDS

The Variable Series Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is MLAM. Seven of its 18 mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the seven available Variable Series Funds portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.

Basic Value Focus Fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio.

Global Bond Focus Fund (formerly the World Income Focus Fund) seeks to provide high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund will invest in fixed income securities that have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that MLAM has determined to be of similar creditworthiness.

Global Utility Focus Fund seeks both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of MLAM, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

International Equity Focus Fund seeks capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities, of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities and at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries.

Developing Capital Markets Focus Fund seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.

Special Value Focus Fund (formerly the Equity Growth Fund) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Variable Series Funds believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in the selection of securities.

Index 500 Fund seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets" on page 24.)

THE AIM V.I. FUNDS

The AIM V.I. Funds is registered with the Securities and Exchange Commission as an open-end, series, management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the two available AIM V.I. Funds portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.

AIM V.I. Capital Appreciation Fund seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. The portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings with excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

AIM V.I. Value Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective. The investment division corresponding to this Fund should not be selected by contract owners who seek income as their primary investment objective.

AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is a wholly owned subsidiary of A I M Management Group Inc., a holding company engaged in the financial services business and an indirect wholly owned subsidiary of AMVESCAP PLC. AIM is a registered adviser under the Investment Advisers Act of 1940. AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 50 investment company portfolios (including the AIM V.I. Funds) encompassing a broad range of investment objectives. The AIM V.I. Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See "Charges to Fund Assets" on page 24.)

THE ALLIANCE FUND

The Alliance Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate Account. The investment objective of the available Alliance Fund portfolio is described below. There is no guarantee that this portfolio will be able to meet its investment objective.

Premier Growth Portfolio seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.

Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a registered adviser under the Investment Advisers Act of 1940. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly-owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Charges to Fund Assets" on page 24.)

THE MFS TRUST

The MFS Trust is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Massachusetts Financial Services Company ("MFS"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the available MFS Trust portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.

MFS Emerging Growth Series seeks to provide long-term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies. Emerging growth companies include companies that MFS believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's objective of long-term growth of capital.

MFS Research Series seeks to provide long-term growth of capital and future income. The portfolio securities of the MFS Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility.

MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.), which, in turn, is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, and is a registered adviser under the Investment Advisers Act of 1940. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See "Charges to Fund Assets" on page 24.)

CERTAIN RISKS OF THE FUNDS

Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund, and the Developing Capital Markets Focus and International Equity Focus Funds of the Variable Series Funds, expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has no established rating criteria for the debt securities in which it may invest, and will rely on the investment adviser's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.

In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the Contracts' federal tax status will not be adversely affected as a result.

In selecting investments for the AIM V.I. Capital Appreciation Fund, AIM is particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by this portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental, and a contract owner should not consider a purchase of shares of the portfolio as equivalent to a complete investment program.

For the MFS Emerging Growth Series, the nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Emerging Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

Investment in these portfolios entails relatively greater risk of loss of income or principal. In addition, as described in the accompanying prospectus for the portfolios, many portfolios should be considered a long-term investment and a vehicle for diversification, and not as a balanced investment program. It may not be appropriate to allocate all payments and investment base to a single investment division.

THE ZERO TRUSTS

The Zero Trusts was formed to provide safety of capital and a high yield to maturity. It seeks this through U.S. Government-backed investments which make no periodic interest payments and, therefore, are purchased at a deep discount. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolios consist mainly of:

     - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

     - coupons stripped from U.S. debt obligations; and

     - receipts and certificates for such stripped debt obligations and coupons.

The Zero Trusts currently available have maturity dates in years 1999 through 2011, 2013 and 2014.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Zero Trusts. The sponsor will sell units of the Zero Trusts to the Separate Account and has agreed to repurchase units when Merrill Lynch Life needs to sell them to pay benefits and make reallocations. Merrill Lynch Life pays the sponsor a fee for these transactions and is reimbursed through the trust charge assessed to the divisions investing in the Zero Trusts. (See "Charges to Divisions Investing in the Zero Trusts" on page 24.)

MERRILL LYNCH LIFE AND MLPF&S

Merrill Lynch Life is a stock life insurance company organized under the laws of the State of Washington in 1986 and redomesticated under the laws of the State of Arkansas in 1991. It is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. Merrill Lynch Life is authorized to sell life insurance and annuities in 49 states, Guam, the U.S. Virgin Islands and the District of Columbia. It is also authorized to offer variable life insurance and variable annuities in most jurisdictions.

MLPF&S is a wholly owned subsidiary of Merrill Lynch & Co., Inc. and provides a broad range of securities brokerage and investment banking services in the United States. It provides marketing services for Merrill Lynch Life and is the principal underwriter of the Contracts issued through the Separate Account. Merrill Lynch Life retains MLPF&S to provide services relating to the Contracts under a distribution agreement. (See "Selling the Contracts" on page 35.)

                            FACTS ABOUT THE CONTRACT

WHO MAY BE COVERED

The Contract is available in most jurisdictions in which Merrill Lynch Life does business. A Contract may be issued for an insured up to issue age 75. Merrill Lynch Life will consider issuing Contracts for insureds above age 75 on an individual basis. The insured's issue age is his or her age as of the birthday nearest the contract date. The insured must also meet Merrill Lynch Life's medical and other underwriting requirements.

Merrill Lynch Life uses two methods of underwriting:

     - simplified underwriting, with no physical exam; and

     - para-medical or medical underwriting with a physical exam.

Simplified underwriting is not available for insureds under age 35. The initial payment plus the planned periodic payments elected and the age and sex (except where unisex rates are required by state law) of the insured determine whether Merrill Lynch Life will do underwriting on a simplified or medical basis. The maximum initial payment where a periodic payment plan is selected, or the maximum initial payment plus the SPIAR payment where a combination periodic plan is selected, that will be underwritten on a simplified basis is set out in the charts below.

                                                      COMBINATION PERIODIC
            PERIODIC PLAN                                 PLAN (SPIAR)
            -------------                                 ------------
                                                                            MAXIMUM
                                                                            INITIAL
                                                                            PAYMENT
                               MAXIMUM                                       PLUS
                               INITIAL                                       SPIAR
             AGE               PAYMENT                    AGE               PAYMENT
             ---               -------                    ---               -------
                                             0-29.........................  $20,000
35-39........................  $4,000        30-39........................   25,000
40-49........................   5,000        40-49........................   35,000
50-59........................   7,500        50-59........................   55,000
60-75........................  10,000        60-75........................   75,000

However, if the face amount is above the minimum face amount required for an initial payment (see "Selecting the Initial Face Amount" on page 17), Merrill Lynch Life will also take the net amount at risk into account in determining the method of underwriting.

Merrill Lynch Life assigns insureds to underwriting classes which determine the current cost of insurance rates used in calculating mortality cost deductions. In assigning insureds to underwriting classes, Merrill Lynch Life distinguishes between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods, Contracts may be issued on insureds either in the standard or non-smoker underwriting class. Contracts may also be issued on insureds in a substandard underwriting class. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Mortality Cost" on page 22.

For joint insureds, see modifications to this section on page 54.

PURCHASING A CONTRACT

To purchase a Contract the contract owner must complete an application and make a payment. A periodic payment plan and the initial face amount are selected at that time. The amount of the initial payment depends in part on the periodic payment plan selected. Merrill Lynch Life will not accept an initial payment for a specified face amount that will provide a guarantee period of less than one year. (See "Selecting the Initial Face Amount" and "Initial Guarantee Period" on page 17.)

Insurance coverage generally begins on the contract date, which is usually the next business day following receipt of the initial premium payment at Merrill Lynch Life's Service Center. Temporary life insurance coverage may be provided under the terms of a temporary insurance agreement. In accordance with Merrill Lynch Life's underwriting rules, in most states, temporary life insurance coverage may not exceed $300,000 and may not be in effect for more than 90 days. As provided for under state insurance law, the contract owner, to preserve insurance age, may be permitted to backdate the Contract. In no case may the contract date be more than six months prior to the date the application was completed. Charges for cost of insurance for the backdated period are deducted on the first processing date after the contract date.

For joint insureds, see modifications to this section on page 55.

Selecting a Periodic Payment Plan. Contract owners select a periodic payment plan in the application, subject to the rules discussed below. The amount, duration and frequency of planned payments must be specified, but the minimum duration is seven contract years, the minimum amount of planned payments is $4,000 per contract year, the amounts selected must be level, and, in each contract year under the plan, the amount of planned payments selected must equal the initial payment. In addition, the plan must comply with the 7-pay test. Merrill Lynch Life will modify the periodic payment plan selected, if necessary, to ensure compliance with the 7-pay test. (See "Planned Payments" below.)

Selecting the Initial Face Amount. Contract owners can specify the initial face amount, within limits, subject to any minimum face amount requirements imposed by the state in which they reside. These limits are based in part on the initial payment and the periodic payment plan selected. The minimum initial face amount is the amount that would satisfy the 7-pay test or, if greater, the face amount that would provide a guarantee period for the whole of life assuming all planned payments for a contract year are paid as of the first day of such contract year. (See "Initial Guarantee Period" below.) If the contract owner elects to make planned payments for a period shorter than the first nine contract years (or the first ten contract years if the issue age of the insured is 71 or older), he or she will not have a guarantee period for the whole of life at the end of the periodic payment plan assuming all payments are made as planned. The maximum face amount that may be specified is the amount which will provide the minimum guarantee period, which in most states is one year. The initial face amount and initial payment determine the guarantee period. If the initial face amount is in excess of the minimum, the guarantee period will be shorter.

Initial Guarantee Period. The initial guarantee period for a Contract will be determined by the initial payment and face amount. It will not take the planned payments into account. Instead, the guarantee period will be adjusted as each planned payment is made.

The guarantee period is the period of time Merrill Lynch Life guarantees that the Contract will remain in force regardless of investment experience unless the debt exceeds certain values. The guarantee period is based on the guaranteed maximum cost of insurance rates in the Contract, the deferred contract loading and a 4% interest assumption. This means that for a given initial payment and face amount, different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

The maximum guarantee period is for the whole of the insured's life and the minimum guarantee period in most states is one year.

PLANNED PAYMENTS

In the application contract owners select a periodic payment plan. This plan must comply with Merrill Lynch Life's rules. (See "Selecting a Periodic Payment Plan" on page 16.) Failure to pay planned payments will not necessarily cause a Contract to lapse. Conversely, unless the guarantee period is in effect, PAYING ALL PLANNED PAYMENTS ON A TIMELY BASIS DOES NOT GUARANTEE THAT A CONTRACT WILL NOT LAPSE. After the end of the guarantee period, Merrill Lynch Life may cancel a Contract if the cash surrender value on a processing date is negative. (See "Guarantee Period" on page 25.)

The amount and duration of the planned payments selected, as well as other factors, such as the face amount specified and the insured's age and sex (except where unisex rates are required by state law), will affect whether Merrill Lynch Life will do underwriting on a simplified or medical basis. Once the selected plan is approved, a planned payment may be made at any time without any additional evidence of insurability unless it increases the face amount. In Kentucky, payments under a periodic payment plan may not be made until after the first contract year.

Contract owners may elect another periodic payment plan at a date later than in the application. The amount and duration of the payments elected, as well as other factors, such as the current death benefit and the insured's age and sex (except where unisex rates are required by state law), will affect whether Merrill Lynch Life will require additional evidence of insurability. Currently, Merrill Lynch Life will not allow the later election of a periodic payment plan where additional evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

Contract owners may elect to make planned payments annually, semiannually or quarterly, although no planned payments may be made until after the "free look" period. Payments may also be made on a monthly basis if the contract owner authorizes Merrill Lynch Life to deduct the payment from his or her checking account (pre-authorized checking) or to withdraw the payment from his or her CMA account. Merrill Lynch Life reserves the right to change or discontinue payment deduction procedures. If a contract owner has the CMA Insurance Service, planned payments under any of the above frequencies may be withdrawn automatically from his or her CMA account and transferred to his or her Contract. The withdrawals will continue under the selected plan until Merrill Lynch Life is notified otherwise. For planned payments not being made under pre-authorized checking or withdrawn from a CMA account, Merrill Lynch Life will send the contract owner reminder notices.

Merrill Lynch Life may require satisfactory evidence of insurability before the contract owner will be permitted to make any further additional payments under a periodic payment plan if the payment increases the face amount of the Contract. Failure to make a planned payment will affect the guarantee period. Making a planned payment before the date specified for payment may affect the contract's compliance with the 7-pay test. (See "Tax Considerations" on page 36.)

Contract owners may change the frequency, duration and the amount of planned payments by sending a written request to the Service Center. They may request one change in the amount, one change in the duration and one change in the frequency of payments each contract year. Satisfactory evidence of insurability may be required before the duration or the amount of payments can be increased. The evidence requirements will be based on the amount of the increase in payment and the duration, as well as other factors such as the current death benefit and the insured's age and sex (except where unisex rates are required by state law).

For Contracts that otherwise comply with the 7-pay test, changing the frequency, duration or the amount of planned payments may impact upon such compliance. (See "Tax Considerations" on page 36.)

Payments Under a Combination Periodic Payment Plan. Subject to state regulation, contract owners may add a SPIAR to their Contract. This rider can be used as a convenient means to pre-pay planned payments through a single deposit. It does so by providing a fixed income for six years or more which can be used to fund the Contract.

The charge for this rider equals 5% of the rider's single payment amount and is deducted directly from the single payment. Of this charge, 4.5% is attributable to distribution expenses and 0.5% is attributable to issuance and administrative expenses relating to the rider. This charge is in addition to the deferred contract loading chargeable to payments made to the Contract from SPIAR income payments. A charge for state premium taxes, which varies depending upon the state in which the contract owner resides, is also deducted directly from the single payment.

The deposit applied to purchase the SPIAR is not allocated to the Separate Account and is not considered a payment to the Contract. Each amount paid under the SPIAR and applied to the Contract is considered a payment to the Contract when applied. Under this funding plan, a Contract should receive the favorable tax treatment accorded to contracts which comply with the 7-pay test under current federal tax law.

If the insured dies before the income period ends, Merrill Lynch Life will pay the rider value in a lump sum to the beneficiary under the Contract. For tax purposes, this payment won't be considered part of the life insurance death benefit.

If the contract owner surrenders the rider before the end of the income period, Merrill Lynch Life will pay the rider value over five years or apply it to a lifetime income, as selected.

If the contract owner changes ownership of the Contract, Merrill Lynch Life will change the owner of the SPIAR to the new owner of the contract.

If the contract owner dies before the income period ends, Merrill Lynch Life will pay the remaining income payments to the new owner.

If the Contract ends because the insured dies (where the contract owner is not the insured), because Merrill Lynch Life terminates the Contract, or because the Contract is cancelled for its net cash surrender value, Merrill Lynch Life will continue the annuity rider under the same terms. Alternatively, the contract owner may choose one of the options available upon surrender of the rider.

The rider will not have any effect on the Contract's loan value. The reserves for this rider will be held in Merrill Lynch Life's general account.

Pledging, assigning or gifting a Contract with the SPIAR may have tax consequences to the contract owner. Contract owners are advised to consult their tax advisor prior to effecting an assignment, pledge or gift of such a Contract. For a discussion of the tax issues associated with use of a SPIAR, see "Tax Considerations" on page 36.

The combination periodic plan is not available under a joint insureds Contract.

PAYMENTS WHICH ARE NOT UNDER A PERIODIC PAYMENT PLAN

After the "free look" period, contract owners may make additional payments which are not under a periodic payment plan provided the attained age of the insured is not over 80. Additional payments may be made at any time up to four times each contract year and must be submitted with an Application for Additional Payment. The minimum Merrill Lynch Life will accept for these payments is $500. They may be made whether or not the contract owner is making planned payments. In Kentucky, no additional payments may be made until after the first contract year. For Contracts that otherwise comply with the 7-pay test, making an additional payment that is not under the periodic payment plan selected when the Contract was issued may impact upon such compliance. (See "Tax Considerations" on page 36.)

Merrill Lynch Life may require satisfactory evidence of insurability before a payment is accepted if the payment immediately increases the net amount at risk under the Contract, if the contract owner is otherwise making planned payments or if the guarantee period at the time of the payment is one year or less. Currently, Merrill Lynch Life will not accept an additional payment which is not under a periodic payment plan where the evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

If an additional payment requires evidence of insurability, Merrill Lynch Life will invest that payment in the division investing in the Money Reserve Portfolio. The additional payment will be invested in this division on the business day next following receipt at the Service Center. Once the underwriting is completed and the payment is accepted, the payment invested in the Money Reserve Portfolio will automatically be allocated either according to instructions or, if no instructions have been received, proportionately to the investment base in the Contract's investment divisions.

EFFECT OF A PLANNED PAYMENT AND OTHER ADDITIONAL PAYMENTS

Currently, any additional payments (including planned payments) not requiring evidence of insurability generally will be accepted the day they are received at the Service Center. However, if acceptance of the payment would affect a Contract's compliance with the 7-pay test, to the extent feasible, Merrill Lynch Life will not accept that payment until the contract owner confirms his or her intent to make that payment under those circumstances. If Merrill Lynch Life holds the payment pending receipt of instructions, it will deposit the payment in its general account and credit it with interest until the payment is returned or accepted. In addition, planned payments received on the day prior to a due date will be credited on the due date to facilitate compliance with the 7-pay test; planned payments received more than one day prior to a due date will be returned to the contract owner with instructions for timing planned payments to facilitate compliance with the 7-pay test.

On the date Merrill Lynch Life receives and accepts an additional payment, whether under a periodic payment plan or not, Merrill Lynch Life will:

     - increase the Contract's investment base by the amount of the payment;

     - increase the deferred contract loading (see "Deferred Contract Loading" on page 22);

     - reflect the payment in the calculation of the variable insurance amount (see "Variable Insurance Amount" on page 29); and

     - increase the fixed base by the amount of the payment less the deferred contract loading applicable to the payment (see "The Contract's Fixed Base" on page 26).

If an additional payment requires evidence of insurability, once underwriting is completed and the payment is accepted, acceptance will be effective, and the additional payment will be reflected in contract values as described above, as of the next business day after the payment is received at the Service Center.

As of the processing date on or next following receipt and acceptance of an additional payment, Merrill Lynch Life will increase either the guarantee period or face amount or both. If the guarantee period prior to receipt and acceptance of an additional payment is less than for life, payments will first be used to extend the guarantee period. Any amount in excess of that required to extend the guarantee period to the whole of life or any subsequent additional payment will be used to increase the Contract's face amount.

Merrill Lynch Life will determine the increase in face amount by taking any excess amount or subsequent additional payment, deducting the applicable deferred contract loading, bringing the result up at an annual rate of 4% interest from the date the additional payment is received and accepted to the next processing date, and then multiplying by the applicable net single premium factor. If the additional payment is received and accepted on a processing date, the payment minus the deferred contract loading is multiplied by the applicable net single premium factor. For a further discussion of the effect of additional payments on a Contract's face amount, see "Additional Payments" in the Examples on page 52.

Unless specified otherwise, if there is any debt, any payment made, other than planned payments, will be used first as a loan repayment with any excess applied as an additional payment. (See "Loans" on page 26.)

For joint insureds, see the modifications to this section on page 55.

CHANGING THE FACE AMOUNT

After the first contract year, if the insured is in a standard or non-smoker underwriting class, a contract owner may request a change in the face amount of his or her Contract without making an additional payment subject to the rules and conditions discussed below. A change in face amount is not permitted if the attained age of the insured is over 80. The minimum change in face amount is $10,000 and only one change may be made each contract year. A change in face amount may affect the mortality cost deduction. (See "Mortality Cost" on page 22.)

The effective date of the change will be the next processing date following the receipt and acceptance of a written request, provided it is received at the Service Center at least seven days before the processing date.

Changing the face amount may have tax consequences. (See "Tax Considerations" on page 36.)

Increasing the Face Amount. To increase the face amount of a Contract, Merrill Lynch Life may require satisfactory evidence of insurability. When the face amount is increased, the guarantee period is decreased. The maximum increase in face amount is the amount which will provide the minimum guarantee period for which Merrill Lynch Life would issue a Contract at the time of the request based on the insured's attained age. Currently, Merrill Lynch Life will not permit an increase in face amount where evidence of insurability, if required, would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

Decreasing the Face Amount. When the face amount of a Contract is decreased, the guarantee period is increased. The maximum decrease in face amount is that decrease which would provide the minimum face amount for which Merrill Lynch Life would issue a Contract at the time of the request based on the insured's attained age, sex (except where unisex rates are required by state law) and underwriting class. Merrill Lynch Life won't permit a decrease in face amount below the amount required to keep the Contract qualified as life insurance under federal income tax laws.

Determining the New Guarantee Period. As of the effective date of any change in face amount, Merrill Lynch Life takes the fixed base on that date and, based on the attained age and sex (except where unisex rates are required by state law) of the insured and the new face amount of the Contract, it redetermines the guarantee period. A 4% interest assumption and the guaranteed maximum cost of insurance rates is used in these calculations. For a discussion of the effect of changes in the face amount on a Contract's guarantee period, see "Changing the Face Amount" in the Examples on page 52.

For joint insureds, see the modifications to this section on page 55.

INVESTMENT BASE

A Contract's investment base is the amount available for investment at any time. It is the sum of the amounts invested in each of the investment divisions. On the contract date, the investment base equals the initial payment. Merrill Lynch Life adjusts the investment base daily to reflect the investment performance of the investment divisions the contract owner has selected. (See "Net Rate of Return for an Investment Division" on page 41.) The investment performance reflects the deduction of Separate Account charges. (See "Charges to the Separate Account" on page 23.)

Deductions for deferred contract loading, mortality cost and net loan cost, as well as partial withdrawals and loans, decrease the investment base. (See "Charges Deducted from the Investment Base" on page 22, "Partial Withdrawals" on page 27 and "Loans" on page 26.) Loan repayments and additional payments increase it. Contract owners may elect from which investment divisions loans and partial withdrawals are taken and to which investment divisions repayments and additional payments are added. If an election is not made, Merrill Lynch Life will allocate increases and decreases proportionately to the investment base in the investment divisions the contract owner has selected. (For special rules on allocation of additional payments which require evidence of insurability, see "Payments Which are Not Under a Periodic Payment Plan" on page 19.)

Initial Investment Allocation and Preallocation. Generally, through the first 14 days following the in force date the initial payment will remain in the division investing in the Money Reserve Portfolio. Thereafter, the investment base will be reallocated to the investment divisions selected by the contract owner on the application, if different. The contract owner may invest in up to five of the 38 investment divisions of the Separate Account.

Changing the Allocation. After the first 14 days following the in force date, a contract owner's investment base may be invested in up to five investment divisions at any one time. Currently, investment allocations may be changed as often as desired. However, Merrill Lynch Life may limit the number of changes permitted but not to less than five each contract year. Contract owners will be notified if limitations are imposed. In order to change their investment base allocation, contract owners must call or write to the Service Center. (See "Some Administrative Procedures" on page 32.)

Zero Trust Allocations. Merrill Lynch Life will notify contract owners 30 days before a Zero Trust in which they have invested matures. Contract owners must tell Merrill Lynch Life in writing at least seven days before the maturity date how to reinvest their funds in the division investing in that Zero Trust. If Merrill Lynch Life is not notified, it will move the contract owner's investment base in that division to the investment division investing in the Money Reserve Portfolio.

Units of a specific Zero Trust may no longer be available when a request for allocation is received. Should this occur, Merrill Lynch Life will attempt to notify the contract owner immediately so that the request can be changed.

Allocation to the Division Investing in the Natural Resources
Portfolio. Merrill Lynch Life and the Separate Account reserve the right to suspend the sale of units of the investment division investing in the Natural Resources Portfolio in response to conditions in the securities markets or otherwise.

CHARGES DEDUCTED FROM THE INVESTMENT BASE

Merrill Lynch Life deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the deferred contract loading may not fully cover all of the sales and distribution expenses actually incurred by Merrill Lynch Life, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

The charges described below are deducted pro-rata from the investment base on processing dates. Merrill Lynch Life also deducts certain asset and trust charges daily from the investment results of each investment division in the Separate Account in determining its net rate of return. Currently the asset and trust charges are equivalent to .90% and .34% annually at the beginning of the year. (See "Charges to the Separate Account" on page 23.) The portfolios in the Funds also pay monthly advisory fees and other expenses. (See "Charges to Fund Assets" on page 24.) For a discussion of the charges applicable to the SPIAR issued under a combination periodic plan, see page 16.

Deferred Contract Loading. 100% of all premium payments are invested in the Separate Account. Chargeable to each payment is an amount called the deferred contract loading. The deferred contract loading equals 9% of each payment. This charge consists of a sales load, a charge for federal income taxes and a state and local premium tax charge.

The sales load, equal to 4.5% of each payment, compensates Merrill Lynch Life for sales expenses. The sales load may be reduced if cumulative payments are sufficiently high to reach certain breakpoints (2% of payments in excess of $1.5 million and 0% of payments in excess of $4 million) and in certain group or sponsored arrangements as described on page 35.

The charge for federal taxes is equal to 2% of each payment.

The state and local premium tax charge is equal to 2.5% of each payment.

Although chargeable to each payment, Merrill Lynch Life advances the amount of the deferred contract loading to the investment divisions as part of a contract owner's investment base. It then takes back these funds in equal installments on the ten contract anniversaries following the date a payment is received and accepted. This means that an amount equal to .90% of each payment is deducted from the investment base on each of the ten contract anniversaries following the payment. However, in determining a Contract's net cash surrender value, Merrill Lynch Life subtracts from the investment base the balance of the deferred contract loading which is chargeable to any payment made but which has not yet been deducted. Thus, this balance is deducted in determining the amount payable on surrender of the Contract.

During the period that the deferred contract loading is included in the investment base, a positive net rate of return will give greater increases in net cash surrender value and a negative net rate of return will give greater decreases in net cash surrender value than if the loading had not been included in the investment base.

For joint insureds, see the modifications to this subsection on page 55.

Mortality Cost. Merrill Lynch Life deducts a mortality cost from the investment base on each processing date after the contract date. This charge compensates Merrill Lynch Life for the cost of providing life insurance coverage for the insured. It is based on the underwriting class assigned to the insured, the insured's sex (except where unisex rates are required by state law) and attained age and the Contract's net amount at risk.

To determine the mortality cost, Merrill Lynch Life multiplies the current cost of insurance rate by the Contract's net amount at risk (adjusted for interest at an annual rate of 4%). The net amount at risk is the difference, as of the previous processing date, between the death benefit and the cash surrender value.

Current cost of insurance rates may be equal to or less than the guaranteed cost of insurance rates depending on the insured's underwriting class, sex (except where unisex rates are required by state law) and attained age. For all insureds, current cost of insurance rates distinguish between insureds in the simplified underwriting class and medical underwriting class. For insureds age 20 and over, current cost of insurance rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. For Contracts issued on insureds under the same underwriting method, current cost of insurance rates are lower for an insured in a non-smoker underwriting class than for an insured of the same age and sex in a smoker (standard) underwriting class. Also, current cost of insurance rates are lower for an insured in a medical underwriting class than for a similarly situated insured in a simplified underwriting class. The simplified current cost of insurance rates are higher because less underwriting is performed and therefore more risk is incurred.

Merrill Lynch Life guarantees that the current cost of insurance rates will never exceed the maximum guaranteed rates shown in the Contract. The maximum guaranteed rates for Contracts (other than those issued on a substandard basis) do not exceed the rates based on the 1980 Commissioners Standard Ordinary Mortality Table (CSO Table). Merrill Lynch Life may use rates that are equal to or less than these rates, but never greater. The maximum rates for Contracts issued on a substandard basis are based on a multiple of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all insureds of the same age, sex and underwriting class whose Contracts have been in force for the same length of time.

During the period between processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis. Thus, a pro-rata portion of the mortality cost is deducted in determining the amount payable on surrender of the Contract if the date of surrender is not a processing date.

For joint insureds, see the modifications to this subsection on page 55.

Maximum Mortality Cost. During the guarantee period, Merrill Lynch Life limits the deduction for mortality cost if investment results are unfavorable. This is done by substituting the fixed base for the cash surrender value in determining the net amount at risk and by multiplying by the guaranteed cost of insurance rate. Merrill Lynch Life will deduct this alternate amount from the investment base when it is less than the mortality cost that would have otherwise been deducted. In effect, during the guarantee period, a contract owner will not be charged for mortality costs that are greater than those for a comparable fixed contract, based on 4% interest and the same guaranteed cost of insurance rates. (See "The Contract's Fixed Base" on page 26.)

Net Loan Cost.  The net loan cost is explained under "Loans" on page 27.

CHARGES TO THE SEPARATE ACCOUNT

Each day Merrill Lynch Life deducts an asset charge from each division of the Separate Account. The total amount of this charge is computed at .90% annually at the beginning of the year. Of this amount, .75% is for

     - the risk assumed by Merrill Lynch Life that insureds as a group will live for a shorter time than actuarial tables predict. As a result, Merrill Lynch Life would be paying more in death benefits than planned; and

     - the risk assumed by Merrill Lynch Life that it will cost more to issue and administer the Contracts than expected.

The remaining amount, .15%, is for

     - the risks assumed by Merrill Lynch Life with respect to potentially unfavorable investment results. One risk is that the Contract's cash surrender value cannot cover the charges due during the guarantee period. The other risk is that Merrill Lynch Life may have to limit the deduction for mortality cost (see "Maximum Mortality Cost" on page 23).

If the asset charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, Merrill Lynch Life will bear the loss. If the charge exceeds the actual expenses, the excess will be added to Merrill Lynch Life's profit and may be used to finance distribution expenses. The total charge may not be increased.

Charges to Divisions Investing in the Zero Trusts. Merrill Lynch Life assesses a daily trust charge against the assets of each division investing in the Zero Trusts. This charge reimburses Merrill Lynch Life for the transaction charge paid to MLPF&S when units are sold to the Separate Account.

The trust charge is currently equivalent to .34% annually at the beginning of the year. It may be increased, but will not exceed .50% annually at the beginning of the year. The charge is based on cost (taking into account our loss of interest) with no expected profit.

Tax Charges. Merrill Lynch Life has the right under the Contract to impose a charge against Separate Account assets for its taxes, if any. Such a charge is not currently imposed, but it may be in the future. However, see page 22 for a discussion of tax charges included in deferred contract loading.

CHARGES TO FUND ASSETS

Charges to Series Fund Assets. The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:

        - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;

        - .45% of the next $50 million of such assets;

        - .40% of the next $100 million of such assets;

        - .35% of the next $400 million of such assets; and

        - .30% of such assets over $800 million.

One or more of the insurance companies investing in the Series Fund has agreed to reimburse the Series Fund so that the ordinary expenses of each portfolio (which include the monthly advisory fee) do not exceed .50% of the portfolio's average daily net assets. These companies have also agreed to reimburse MLAM for any amounts it pays under the investment advisory agreement, as described below. These reimbursement obligations will remain in effect so long as the advisory agreement remains in effect and cannot be amended or terminated without Series Fund approval.

Charges to Variable Series Funds Assets. The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of .60% of the average daily net assets of the Basic Value Focus Fund, Global Bond Focus Fund and Global Utility Focus Fund. This fee equals an annual rate of .30%, .75%, 1.00%, and .75% of the average daily net assets of the Index 500 Fund, the International Equity Focus Fund, the Developing Capital Markets Focus Fund, and the Special Value Focus Fund, respectively.

MLAM and Merrill Lynch Life Agency, Inc. have entered into agreements which limit the operating expenses, exclusive of any distribution fees imposed on Class B shares, paid by each fund in a given year to 1.25% of its average daily net assets. These reimbursement agreements provide that any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

Charges to AIM V.I. Funds Assets. The AIM V.I. Funds incurs operating expenses and pays a monthly advisory fee to AIM, which serves as the investment adviser to each fund of the AIM V.I. Funds. As the investment adviser, AIM receives from the AIM V.I. Capital Appreciation Fund and the AIM V.I. Value Fund an advisory fee at an annual rate of .65% of the first $250 million of each fund's average daily net assets and .60% of each fund's average daily net assets in excess of $250 million.

Effective May 1, 1998, the AIM V.I. Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently the fee only applies to the average net asset value of each fund in excess of the net asset value of each fund as calculated on April 30, 1998.

Charges to Alliance Fund Assets. The Alliance Fund incurs operating expenses and pays a monthly advisory fee to Alliance, which serves as the investment adviser to each fund of the Alliance Fund. As the investment adviser, Alliance receives from the Alliance Premier Growth Portfolio an advisory fee at an annual rate of 1.00% of the fund's average daily net assets.

Charges to MFS Trust Assets. The MFS Trust incurs operating expenses and pays a monthly advisory fee to MFS, which serves as the investment adviser to each of the funds of MFS Trust. As the investment adviser, MFS receives from the MFS Emerging Growth Series and MFS Research Series an advisory fee, computed and paid monthly, at an annual rate of .75% of the average daily net assets of the respective fund.

GUARANTEE PERIOD

Subject to certain conditions, Merrill Lynch Life guarantees that the Contract will stay in force for the guarantee period. The guarantee period will be affected by a requested change in the face amount and may also be affected by additional payments. Each payment will extend the guarantee period until such time as it is guaranteed for the insured's life. A partial withdrawal may affect the guarantee period in certain circumstances. Merrill Lynch Life will not cancel the Contract during the guarantee period unless the debt exceeds certain contract values. (See "Loans" on page 26.) A reserve is held in Merrill Lynch Life's general account to support this guarantee.

When the Guarantee Period is Less Than for Life. After the end of the guarantee period, Merrill Lynch Life will cancel the Contract if the cash surrender value on a processing date is negative. This negative cash surrender value will be considered an overdue charge. (See "Charges Deducted from the Investment Base" on page 22.)

Merrill Lynch Life will notify the contract owner before cancelling the Contract. He or she will then have 61 days to pay the charges due on the processing date when the cash surrender value became negative. Merrill Lynch Life will cancel the Contract at the end of this grace period if payment has not yet been received.

Subject to state regulation, if Merrill Lynch Life cancels a Contract, it may be reinstated while the insured is still living if:

     - the reinstatement is requested within three years after the end of the grace period;

     - Merrill Lynch Life receives satisfactory evidence of insurability; and

     - the reinstatement payment is paid. The reinstatement payment is the minimum payment for which Merrill Lynch Life would then issue a Contract for the minimum guarantee period with the same face amount as the original Contract, based on the insured's attained age and underwriting class as of the effective date of the reinstated Contract.

A reinstated Contract will be effective on the processing date on or next following the date the reinstatement application is approved.

For joint insureds, see the modifications to this section on page 56.

The Contract's Fixed Base. On the contract date, the fixed base equals the cash surrender value. From then on, the fixed base is calculated like the cash surrender value except that the calculation substitutes 4% for the net rate of return, the guaranteed maximum cost of insurance rates are substituted for the current rates and it is calculated as though there had been no loans or repayments. The fixed base is equivalent to the cash surrender value for a comparable fixed benefit contract with the same face amount and guarantee period. After the guarantee period, the fixed base is zero. The fixed base is used to limit the mortality cost deduction and Merrill Lynch Life's right to cancel the Contract during the guarantee period.

NET CASH SURRENDER VALUE

A Contract's net cash surrender value fluctuates daily with the investment results of the investment divisions selected. Merrill Lynch Life doesn't guarantee any minimum net cash surrender value. On a processing date which is also a contract anniversary, the net cash surrender value equals:

     - the Contract's investment base on that date;

     - minus the balance of the deferred contract loading which has not yet been deducted from the investment base (see "Deferred Contract Loading" on page 22).

If the date of calculation is not a processing date, the net cash surrender value is calculated in a similar manner but Merrill Lynch Life also subtracts a pro-rata portion of the mortality cost which would otherwise be deducted on the next processing date. And, if there is any existing debt, Merrill Lynch Life will also subtract a pro-rata net loan cost on dates other than the contract anniversary.

Cancelling to Receive Net Cash Surrender Value. A contract owner may cancel the Contract at any time while the insured is living. The request must be in writing in a form satisfactory to Merrill Lynch Life. All rights to death benefits will end the date the written request is sent to Merrill Lynch Life.

The contract owner will then receive the net cash surrender value. The contract owner may elect to receive this amount either in a single payment or under one or more income plans described on page 34. The net cash surrender value will be determined upon receipt of the written request at the Service Center.

For joint insureds, see the modifications to this subsection on page 56.

LOANS

Contract owners may use the Contract as collateral to borrow funds from Merrill Lynch Life. The minimum loan is $1,000 unless the contract owner is borrowing to make a payment on another Merrill Lynch Life variable life insurance contract. In that case, the contract owner may borrow the exact amount required even if it's less than $1,000. Contract owners may repay all or part of the loan any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the debt, if less. Loan repayments will first be allocated to loans above the target loan amount and then to loans from the target loan amount. (See "Target Loan Amount" on page 27.)

Certain states won't permit a minimum amount that can be borrowed or repaid.

When a loan is taken, Merrill Lynch Life transfers a portion of the contract owner's investment base equal to the amount borrowed out of the investment divisions and holds it as collateral in its general account. When a loan repayment is made, Merrill Lynch Life transfers an amount equal to the repayment from the general account to the investment divisions. The contract owner may select from which divisions borrowed amounts should be taken and which divisions should receive repayments (including interest payments). Otherwise, Merrill Lynch Life will take the borrowed amounts proportionately from and make repayments proportionately to the contract owner's investment base as then allocated in the investment divisions.

If a contract owner has the CMA Insurance Service, loans may be transferred to and loan repayments transferred from his or her CMA account.

Effect on Death Benefit and Cash Surrender Value. Whether or not a loan is repaid, taking a loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Contract to lapse sooner than if no loan had been taken.

Loan Value. The loan value of a Contract equals 90% of its cash surrender value. The sum of all outstanding loan amounts plus accrued interest is called debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the debt. The cash surrender value is the net cash surrender value plus any debt.

Target Loan Amount. A loan is deemed to first be taken from the target loan amount, if any, and then from amounts above the target loan amount. The target loan amount is equal to the investment base at the time a loan is made, plus prior loans not repaid, plus prior withdrawals made, less the initial and any additional payments made.

Interest. While a loan is outstanding, Merrill Lynch Life charges interest of 6% annually, subject to state regulation. Interest accrues each day and payments are due at the end of each contract year. IF THE INTEREST ISN'T PAID WHEN DUE, IT IS ADDED TO THE OUTSTANDING LOAN AMOUNT. Policy debt is considered part of total cash value which is used to calculate gain. Interest paid on a loan generally is not tax deductible. (See "Tax Treatment of Loans and Other Distributions" on page 37.)

The amount held in Merrill Lynch Life's general account as collateral for a loan earns interest at a minimum of 4% annually. The amount held in Merrill Lynch Life's general account as collateral for loans taken up to the target loan amount currently earns interest at 6% annually.

Net Loan Cost. On each contract anniversary, Merrill Lynch Life reduces the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and adds that amount to the amount held in the general account as collateral for the loan. Since the interest charged and the collateral earnings on the target loan amount currently are both 6% annually, there is no net loan cost on loaned amounts up to the target loan amount. Since the interest charged on amounts above the target loan amount is 6% and the collateral earnings on such amounts are 4%, the net loan cost on loaned amounts above the target loan amount is 2%. The net loan cost is taken into account in determining the net cash surrender value of the Contract if the date of surrender is not a contract anniversary.

Cancellation Due to Excess Debt. If the debt exceeds the larger of the cash surrender value and the fixed base on a processing date, Merrill Lynch Life will cancel the Contract 61 days after a notice of intent to terminate the Contract is mailed to the contract owner unless Merrill Lynch Life has received at least the minimum repayment amount specified in the notice. If the Contract lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations -- Tax Treatment of Loans and Other Distributions" on page 37.)

PARTIAL WITHDRAWALS

Currently, beginning in Contract year 16, and subject to state regulation, a contract owner may make partial withdrawals by submitting a request in a form satisfactory to Merrill Lynch Life. The effective date of the withdrawal is the date a withdrawal request is received at the Service Center. Contract owners will receive the withdrawal amount in a single payment.

Contract owners may make one partial withdrawal each contract year. The minimum amount for each partial withdrawal is $500. The maximum amount of partial withdrawals is set forth below.

                                         CONTRACT YEAR                     MAXIMUM
                                         -------------                     -------
                                     16....................         25% of payments made
                                     17....................         50%
                                     18....................         75%
                                     19+...................         100%

The amount of any partial withdrawal may not exceed the loan value less any debt. The total amount of partial withdrawals may not exceed the amount of the initial payment plus any additional payments made under the Contract. A partial withdrawal may not be repaid.

Effect on Investment Base, Fixed Base and Death Benefit. As of the effective date of the withdrawal, the investment base and fixed base will be reduced by the amount of the partial withdrawal. Merrill Lynch Life allocates this reduction proportionately to the investment base in the contract owner's investment divisions unless notified otherwise. The variable insurance amount will also reflect the partial withdrawal as of the effective date.

Effect on Guaranteed Benefits. As of the processing date on or next following a partial withdrawal, Merrill Lynch Life reduces the Contract's face amount. This is done by taking the fixed base as of that processing date and determining what face amount that fixed base would support for the Contract's guarantee period. If this produces a face amount below the minimum face amount for the Contract, Merrill Lynch Life will reduce the face amount to that minimum and reduce the guarantee period, based on the reduced face amount, the fixed base and the insured's sex, (except where unisex rates are required by state law) attained age and underwriting class. The minimum face amount for a Contract is the greater of the minimum face amount for which Merrill Lynch Life would then issue the Contract, based on the insured's sex, attained age and underwriting class, and the minimum amount required to keep the Contract qualified as life insurance under applicable tax law. For a discussion of the effect of partial withdrawals on a Contract's guaranteed benefits, see "Partial Withdrawals" in the Examples on page 53.

A partial withdrawal may affect compliance with the 7-pay test. For a discussion of the tax issues associated with a partial withdrawal, see "Tax Considerations" on page 36.

Partial withdrawals are not available under a joint insureds Contract.

DEATH BENEFIT PROCEEDS

Merrill Lynch Life will pay the death benefit proceeds to the beneficiary upon receipt of all information needed to process the payment, including due proof of the insured's death. When Merrill Lynch Life is first provided reliable notification of the insured's death by a representative of the owner or the insured, investment base may be transferred to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

Amount of Death Benefit Proceeds. The death benefit proceeds are equal to the death benefit, which is the larger of the current face amount and the variable insurance amount, less any debt. The death benefit proceeds will also include any amounts payable under any riders.

The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the Contract qualified as life insurance under federal income tax laws. If the insured dies during the grace period, the death benefit proceeds equal the death benefit proceeds in effect immediately prior to the grace period reduced by any overdue charges. (See "When the Guarantee Period is Less Than for Life" on page 25.)

Variable Insurance Amount. Merrill Lynch Life determines the variable insurance amount daily by:

     - calculating the cash surrender value; and

     - multiplying by the net single premium factor (explained below).

The variable insurance amount will never be less than required by federal tax law.

Net Single Premium Factor. The net single premium factor is used to determine the amount of death benefit purchased by $1.00 of cash surrender value. It is based on the insured's sex (except where unisex rates are required by state law), underwriting class and attained age on the date of calculation. It decreases daily as the insured's age increases. As a result, the variable insurance amount as a multiple of the cash surrender value will decrease over time. Also, net single premium factors may be higher for a woman than for a man of the same age. A table of net single premium factors as of each anniversary is included in the Contract.

                Table of Illustrative Net Single Premium Factors
                                on Anniversaries
                          Standard Underwriting Class

ATTAINED
  AGE        MALE       FEMALE
--------   ---------   ---------
    5      10.26609    12.37715
   15       7.41160     8.96255
   25       5.50386     6.47763
   35       3.97199     4.64820
   45       2.87751     3.36402
   55       2.14059     2.48932
   65       1.65787     1.87555
   75       1.35396     1.45951
   85       1.18028     1.21264

For joint insureds, see the modifications to this section on page 56.

PAYMENT OF DEATH BENEFIT PROCEEDS

Merrill Lynch Life will generally pay the death benefit proceeds to the beneficiary within seven days after all the information needed to process the payment is received at its Service Center.

Merrill Lynch Life will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described on page 34. Payment may be delayed if the Contract is being contested or under the circumstances described in "Using the Contract" on page 30 and "Other Contract Provisions" on page 33.

For joint insureds, see the modifications to this section on page 56.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

A contract owner may cancel his or her Contract during the "free look" period by returning it for a refund. Generally, the "free look" period ends ten days after the Contract is received. Some states allow a longer period of time to return the Contract. If required by the contract owner's state, the "free look" period ends the later of ten days after receiving the Contract and 45 days from the date the application is completed. To cancel the Contract during the "free look" period, the contract owner must mail or deliver the Contract to Merrill Lynch Life's Service Center or to the registered representative who sold it. Merrill Lynch Life will refund the payments made without interest. If cancelled, Merrill Lynch Life may require the contract owner to wait six months before applying again.

Exchanging the Contract. Contract owners may exchange their Contracts for a contract with benefits that do not vary with the investment results of a separate account. A request to exchange must be in writing within 18 months of the issue date of the Contract. Also, the original Contract must be returned to Merrill Lynch Life's Service Center.

The new contract will have the same owner and beneficiary as those of the original Contract on the date of the exchange. It will have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Contract on the date of the exchange. Any debt will be carried over to the new contract.

Merrill Lynch Life will not require evidence of insurability to exchange for a new contract.

For joint insureds, see the modifications to this section on page 56.

REPORTS TO CONTRACT OWNERS

After the end of each processing period, contract owners will be sent a statement of the allocation of their investment base, death benefit, cash surrender value, any debt and, if there has been a change, the new face amount and guarantee period. All figures will be as of the end of the immediately preceding processing period. The statement will show the amounts deducted from or added to the investment base during the processing period. The statement will also include any other information that may be currently required by a contract owner's state.

Contract owners will receive confirmation of all financial transactions. Such confirmations will show the price per unit of each of the contract owner's investment divisions, the number of units a contract owner has in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division" on page 41.) The sum of the values in each investment division is a contract owner's investment base.

Contract owners will also be sent an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

CMA Account Reporting. Contract owners who have the CMA Insurance Service will have certain Contract information included as part of their regular monthly CMA account statement. It will list the investment base allocation, death benefit, net cash surrender value, debt and any CMA account activity affecting the Contract during the month.

                            MORE ABOUT THE CONTRACT

USING THE CONTRACT

Ownership. The contract owner is usually the insured, unless another owner has been named in the application. The contract owner has all rights and options described in the Contract.

The contract owner may want to name a contingent owner. If the contract owner dies before the insured, the contingent owner will own the contract owner's interest in the Contract and have all the contract owner's rights. If the contract owner does not name a contingent owner, the contract owner's estate will own the contract owner's interest in the Contract upon the owner's death.

If there is more than one contract owner, Merrill Lynch Life will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the Contract's investment base by telephone if the owner provides the personal identification number as well as the Contract number. One contract owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which contract owners are entitled under the Contract.

Changing the Owner. During the insured's lifetime, the contract owner has the right to transfer ownership of the Contract with the consent of any irrevocable beneficiary. The new owner will have all rights and options described in the Contract. The change will be effective as of the day the notice is signed, but will not affect any payment made or action taken by Merrill Lynch Life before receipt of the notice of the change at the Service Center. Changing the owner may have tax consequences. (See "Tax Considerations" on page 36.)

Assigning the Contract as Collateral. Contract owners may assign the Contract as collateral security for a loan or other obligation. This does not change the ownership. However, the contract owner's rights and any beneficiary's rights are subject to the terms of the assignment. Contract owners must give satisfactory written notice at the Service Center in order to make or release an assignment. Merrill Lynch Life is not responsible for the validity of any assignment.

For a discussion of the tax issues associated with a collateral assignment, see "Tax Considerations" on page 36.

Naming Beneficiaries. Merrill Lynch Life will pay the primary beneficiary the death benefit proceeds of the Contract on the insured's death. If the primary beneficiary has died, Merrill Lynch Life will pay the contingent beneficiary. If no contingent beneficiary is living, Merrill Lynch Life will pay the insured's estate.

A contract owner may name more than one person as primary or contingent beneficiaries. Merrill Lynch Life will pay proceeds in equal shares to the surviving beneficiary unless the beneficiary designation provides otherwise.

A contract owner has the right to change beneficiaries during the insured's lifetime, unless the primary beneficiary designation has been made irrevocable. If the designation is irrevocable, the primary beneficiary must consent when certain rights and options are exercised under this Contract. If the beneficiary is changed, the change will take effect as of the day the notice is signed, but will not affect any payment made or action taken by Merrill Lynch Life before receipt of the notice of the change at the Service Center.

Changing the Insured. If permitted by state regulation, and subject to certain requirements, contract owners may request a change of insured once each contract year. Merrill Lynch Life must receive a written request signed by the contract owner and the proposed new insured. Neither the original nor the new insured can have attained ages as of the effective date of the change less than 21 or more than 75. The new insured must have been alive at the time the Contract was issued. Merrill Lynch Life will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding debt must first be repaid and the Contract cannot be collaterally assigned. If the request for change is approved, insurance coverage on the new insured will take effect on the processing date on or next following the date of approval, provided the new insured is still living and the Contract is still in force.

The Contract will be changed as follows on the effective date:

     - The issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the contract date).

     - The guaranteed maximum cost of insurance rates will be those in effect on the contract date for the new insured's issue age, sex (except where unisex rates are required by state law) and underwriting class.

     - A charge for changing the insured will be deducted from the Contract's investment base on the effective date. This charge will also be reflected in the Contract's fixed base. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500. This charge may be reduced in certain group or sponsored arrangements as described on page 35.

     - The variable insurance amount will reflect the change of insured.

     - The Contract's issue date will be the effective date of the change.

The face amount or guarantee period may also change on the effective date depending on the new insured's age, sex (except where unisex rates are required by state law) and underwriting class. The new guarantee period cannot be less than the minimum guarantee period for which Merrill Lynch Life would then issue a Contract based on the new insured's attained age as of the effective date of the change.

This option is not generally available for joint insureds.

For a discussion of the tax issues associated with changing the insured, see "Tax Considerations" on page 36.

Maturity Proceeds. The maturity date is the contract anniversary nearest the insured's 100th birthday. On the maturity date, Merrill Lynch Life will pay the net cash surrender value to the contract owner, provided the insured is still living at that time and the Contract is in effect at that time.

How Merrill Lynch Life Makes Payments. Merrill Lynch Life generally pays death benefit proceeds, partial withdrawals, loans and net cash surrender value on cancellation from the Separate Account within seven days after the Service Center receives all the information needed to process the payment.

However, it may delay payment from the Separate Account if it isn't practical for Merrill Lynch Life to value or dispose of Trust units or Fund shares because:

     - the New York Stock Exchange is closed, other than for a customary weekend or holiday; or

     - trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; or

     - the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

     - the Securities and Exchange Commission by order so permits for the protection of contract owners.

For joint insureds, see the modifications to this section on page 56.

SOME ADMINISTRATIVE PROCEDURES

Described below are certain administrative procedures. Merrill Lynch Life reserves the right to modify them or to eliminate them. For administrative and tax purposes, Merrill Lynch Life may from time to time require that specific forms be completed in order to accomplish certain transactions, including surrenders.

Personal Identification Number. Merrill Lynch Life will send each contract owner a four-digit personal identification number ("PIN") shortly after the Contract is placed in force and before the end of the "free look" period. This number must be given when the contract owner calls the Service Center to get information about the Contract, to make a loan (if an authorization is on file), or to make other requests. Each PIN will be accompanied by a notice reminding the contract owner that all of the investment base is in the division investing in the Money Reserve Portfolio, and will be reallocated to the investment divisions selected at the time of application. The notice sent to contract owners who did not choose to preallocate investment base will indicate that the allocation to the Money Reserve Portfolio may be changed by calling or writing to the Service Center. (See "Changing the Allocation" on page 21.)

Reallocating the Investment Base. Contract owners can reallocate their investment base either in writing in a form satisfactory to Merrill Lynch Life or by telephone. If the reallocation is requested by telephone, contract owners must give their personal identification number as well as their Contract number. Merrill Lynch Life will give a confirmation number over the telephone and then follow up in writing.

Requesting a Loan. A loan may be requested in writing in a form satisfactory to Merrill Lynch Life or, if all required authorization forms are on file, by telephone. Once the authorization has been received at the Service Center, contract owners can call the Service Center, give their Contract number, name and personal identification number, and tell Merrill Lynch Life the loan amount and from which divisions the loan should be taken.

Upon request, Merrill Lynch Life will wire the funds to the account at the financial institution named on the contract owner's authorization. Merrill Lynch Life will generally wire the funds within two working days of receipt of the request. If the contract owner has the CMA Insurance Service, funds may be transferred directly to that CMA account.

Requesting Partial Withdrawals. Beginning in contract year 16, partial withdrawals may be requested in writing in a form satisfactory to Merrill Lynch Life. A contract owner may request a partial withdrawal by telephone if all required telephone authorization forms are on file. Once the authorization has been received at the Service Center, contract owners can call the Service Center, give their Contract number, name and personal identification number, and tell Merrill Lynch Life how much to withdraw and from which investment divisions.

Upon request, Merrill Lynch Life will wire the funds to the account at the financial institution named on the contract owner's authorization. Merrill Lynch Life will generally wire the funds within two working days of receipt of the request. If the contract owner has the CMA Insurance Service, funds may be transferred directly to that CMA account.

Telephone Requests. A telephone request for a loan, partial withdrawal or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. Merrill Lynch Life reserves the right to change or discontinue telephone transfer procedures.

Merrill Lynch Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. Merrill Lynch Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

OTHER CONTRACT PROVISIONS

In Case of Errors in the Application. If an age or sex given in the application is wrong, it could mean that the face amount or any other Contract benefit is wrong. Merrill Lynch Life will pay what the payments made would have bought for the guarantee period at the true age or sex.

Incontestability. Merrill Lynch Life will rely on statements made in the applications. Legally, they are considered representations, not warranties. Merrill Lynch Life can contest the validity of a Contract if any material misstatements are made in the initial application. Merrill Lynch Life can also contest the validity of any change in face amount requested if any material misstatements are made in any application required for that change. Merrill Lynch Life can also contest any amount of death benefit which wouldn't be payable except for the fact that an additional payment was made if any material misstatements are made in the application required with the additional payment.

Subject to state regulation, Merrill Lynch Life will not contest the validity of a Contract after it has been in effect during the insured's lifetime for two years from the date of issue. Any change in face amount will not be contested after the change has been in effect during the insured's lifetime for two years from the date of the change. Nor will Merrill Lynch Life contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date the payment was received and accepted.

Payment in Case of Suicide. Subject to state regulation, if the insured commits suicide within two years from the Contract's issue date, Merrill Lynch Life will pay only a limited death benefit. The benefit will be equal to the amount of the payments made.

Subject to state regulation, if the insured commits suicide within two years of the effective date of any increase in face amount requested, any amount of death benefit which would not be payable except for the fact that the face amount was increased will be limited to the amount of mortality cost deductions made for the increase.

If the insured commits suicide within two years of any date an additional payment is received and accepted, any amount of death benefit which would not be payable except for the fact that the additional payment was made will be limited to the amount of the payment.

The death benefit will be reduced by any debt.

Contract Changes -- Applicable Federal Tax Law. To receive the tax treatment accorded to life insurance under federal income tax law, the Contract must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. Therefore, to maintain this qualification to the maximum extent of the law, Merrill Lynch Life reserves the right to return any additional payments that would cause the Contract to fail to qualify as life insurance under applicable tax law as interpreted by Merrill Lynch Life. Further, Merrill Lynch Life reserves the right to make changes in the Contract or its riders or to make distributions from the Contract to the extent it is necessary to continue to qualify the Contract as life insurance. Any changes will apply uniformly to all Contracts that are affected and contract owners will be given advance written notice of such changes.

State Variations. Certain Contract features, including the "free look" right, are subject to state variation. The contract owner should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.

For joint insureds, see the modifications to this section on page 57.

INCOME PLANS

Merrill Lynch Life offers several income plans to provide for payment of the death benefit proceeds to the beneficiary. The contract owner may choose one or more income plans at any time during the insured's lifetime. If no plan has been chosen when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to that beneficiary to one or more of the plans. The contract owner may also choose one or more income plans if the Contract is cancelled for its net cash surrender value. Merrill Lynch Life's approval is needed for any plan where any income payment would be less than $100. Payments under these plans do not depend on the investment results of a separate account.

For joint insureds, see the modifications to this section on page 57.

Income plans include:

          Annuity Plan. An amount can be used to purchase a single premium immediate annuity. (Annuity purchase rates will be 3% less than for new annuitants.)

          Interest Payment. Amounts can be left with Merrill Lynch Life to earn interest at an annual rate of at least 3%. Interest payments can be made annually, semi-annually, quarterly or monthly.

          Income for a Fixed Period. Payments are made in equal installments for up to a fixed number of years.

          Income for Life. Payments are made in equal monthly installments until death of a named person or end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

          Income of a Fixed Amount. Payments are made in equal installments until proceeds applied under the option and interest on unpaid balance at not less than 3% per year are exhausted.

          Joint Life Income. Payments are made in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, full payments are made. If one dies, payments of at least two-thirds of the full amount are made. Payments end completely when both named persons die.

Once in effect, some of the plans may not provide any surrender rights.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, Merrill Lynch Life may reduce the sales load, cost of insurance rates and the minimum payment and may modify underwriting classifications and requirements.

Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows Merrill Lynch Life to sell Contracts to its employees on an individual basis.

Costs for sales, administration and mortality generally vary with the size and stability of the group and the reasons the Contracts are purchased, among other factors. Merrill Lynch Life takes all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

Merrill Lynch Life makes any reductions according to rules in effect when an application for a Contract or additional payment is approved. It may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

UNISEX LEGAL CONSIDERATIONS FOR EMPLOYERS

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Contracts offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Contract pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing these Contracts.

Some states prohibit the use of actuarial tables that distinguish between men and women in determining payments and contract benefits for contracts issued on the lives of their residents. Therefore, Contracts offered in this Prospectus to insure residents of these states will have unisex payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

SELLING THE CONTRACTS

MLPF&S is the principal underwriter of the Contract. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal business address of MLPF&S is World Financial Center, 250 Vesey Street, New York, New York 10281. MLPF&S also acts as principal underwriter of other variable life insurance and variable annuity contracts issued by Merrill Lynch Life, as well as variable life insurance and variable annuity contracts issued by ML Life Insurance Company of New York, an affiliate of Merrill Lynch Life. MLPF&S also acts as principal underwriter of certain mutual funds managed by Merrill Lynch Asset Management, the investment adviser for the Series Fund and the Variable Series Funds.

Contracts are sold by registered representatives of MLPF&S who are also licensed through various Merrill Lynch Life Agencies as insurance agents for Merrill Lynch Life. Merrill Lynch Life has entered into a distribution agreement with MLPF&S and companion sales agreements with the Merrill Lynch Life Agencies through which agreements the Contracts and other variable life insurance contracts issued through the Separate Account are sold and the registered representatives are compensated by Merrill Lynch Life Agencies and/or MLPF&S.

The maximum commission Merrill Lynch Life will pay to the applicable insurance agency to be used to pay Contract commissions to registered representatives is 7.1% of each Contract premium. Additional annual compensation of no more than 0.10% of the Contract's investment base may also be paid to the registered representatives. Commissions may be paid in the form of non-cash compensation.

If the contract owner has also purchased the single premium immediate annuity rider (SPIAR) to fund his or her Contract, the maximum commission Merrill Lynch Life will pay to the applicable insurance agency to be used to pay SPIAR commissions to registered representatives is 4.5% of each SPIAR premium.

The amounts paid under the distribution and sales agreements related to Contracts invested in the Separate Account for the year ended December 31, 1997, December 31, 1996, and December 31, 1995 were $15,107,535, $10,059,108, and
$8,375,065, respectively.

MLPF&S may arrange for sales of the Contract by other broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the NASD. Registered representatives of these other broker-dealers may be compensated on a different basis than MLPF&S registered representatives.

TAX CONSIDERATIONS

Definition of Life Insurance. In order to qualify as a life insurance contract for federal tax purposes, the Contract must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the Contract offered in this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Contract features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the Contract.

Merrill Lynch Life believes that the Contract qualifies as a life insurance contract for federal tax purposes. This means that:

     - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

     - the contract owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until actual receipt of distributions from the Contract (see "Tax Treatment of Loans and Other Distributions" on page 37).

Because of the absence of final regulations or any other pertinent interpretations of the Section 7702 tests, it, however, is unclear whether substandard risk Contracts or Contracts insuring more than one person will, in all cases, meet the statutory life insurance contract definition. If a contract were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

Merrill Lynch Life thus reserves the right to make changes in the Contract if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes. (See "Contract Changes -- Applicable Federal Tax Law" on page 34.)

Diversification. Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements. Each Fund is obligated to comply with the diversification requirements prescribed by the Treasury Department.

In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the owner, rather than the insurance company, to be treated as the owner of the assets in the account. If the contract owner is considered the owner of the assets of the Separate Account, income and gains from the account would be included in the owner's gross income.

The ownership rights under the Contract offered in this Prospectus are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, the owner of the Contract has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of the assets of the Separate Account. In addition, Merrill Lynch Life does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. Merrill Lynch Life therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Separate Account.

Tax Treatment of Loans and Other Distributions. Federal tax law establishes a class of life insurance contracts referred to as modified endowment contracts. A modified endowment contract is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of payments that can be made into a contract each year in the first seven contract years in order to avoid modified endowment treatment. In effect, compliance with the 7-pay test requires that contracts be purchased with a higher face amount for a given initial payment than would otherwise be required, at a minimum, to meet the definition of life insurance.

Pre-death distributions from contracts that comply with the 7-pay test will generally not be included in gross income to the extent that the amount received does not exceed the owner's investment in the contract. Loans from these contracts will be considered indebtedness of an owner and no part of a loan will constitute income to the owner. However, a lapse of a contract with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the contract and may be taxable.

Any contract received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts that is described in the prospectus. A contract that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits during the first seven contract years (including, for example, by a decrease in face amount) or if a material change is made in the contract at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. This could result from additional payments made after 7-pay test calculations done at the time of the contract exchange. Contract owners may choose not to exercise their right to make additional payments (whether planned or unplanned) in order to preserve their Contract's current tax treatment.

Contracts that do not satisfy the 7-pay test, including contracts which initially satisfied the 7-pay test but later failed the test, will be considered modified endowment contracts subject to the following distribution rules. Loans from, as well as collateral assignments of, modified endowment contracts will be treated as distributions to the contract owner. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as a distribution which may be subject to income tax, to the extent of the income in the contract. All pre-death distributions (including partial withdrawals, loans, collateral assignments, capitalized interest, or complete surrender) from these contracts will be included in gross income on an income-first basis to the extent of any income in the contract (the cash surrender value less the contract owner's investment in the contract) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, capitalized interest, collateral assignments, partial withdrawals, and complete surrenders) from modified endowment contracts to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Although this Contract is specifically designed to comply with the 7-pay test and Merrill Lynch Life will modify the payment plan selected, if necessary, to ensure that it complies with the test, certain actions by the contract owner will affect the ability of Merrill Lynch Life to provide such a plan. Following the payment plan as originally established will ensure that the Contract will not be treated as a modified endowment contract. However, making payments in addition to the planned periodic payments established at the onset of the Contract (including payments made in connection with an increase in face amount), accelerating the payment schedules or reducing the benefits during the first seven contract years for a Contract with a single insured or at any time for a Contract with joint insureds, may violate the 7-pay test or, at a minimum, reduce the amount that may be paid in the future under the 7-pay test. Further, in the case of a Contract with joint insureds, reducing the death benefit below the lowest death benefit provided by the Contract during the first seven years will require retroactive retesting and will probably result in a failure of the 7-pay test regardless of any efforts by Merrill Lynch Life to provide a payment schedule that will not violate the 7-pay test.

Special Treatment of Loans on the Contract. If there is any borrowing against the Contract, whether a modified endowment contract or not, the interest paid on loans generally is not tax deductible. There is a possibility that the part of the loan equal to the target loan amount may be treated as subject to the rules of Section 7872 of the Code. If so, the contract owner would be deemed to receive imputed income. Furthermore, the contract owner would then be deemed to pay Merrill Lynch Life additional interest accrued on the loan, which interest may not be tax deductible. While the application of the Section 7872 imputed interest rules to these loans is far from certain, some possibility of their application does exist.

Aggregation of Modified Endowment Contracts. In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment, capitalized interest, or complete surrender) from a contract that is treated as a modified endowment contract under the rules described above, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if Merrill Lynch Life or any of its affiliates issues to the same contract owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all those contracts will be aggregated and attributed to that distribution.

Taxation of Single Premium Immediate Annuity Rider. If a SPIAR is used to make the payments on the Contract, a portion of each payment from the annuity will be includible in income for federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by Merrill Lynch Life under the annuity.

If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by Merrill Lynch Life, the remaining income in the annuity rider will be taxed just as in the case of life insurance contracts.

Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the contract owner or beneficiary.

The SPIAR does not exist independently of a contract. Accordingly, there are tax consequences if a contract with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Contract with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the contract.

Other Transactions. Changing the contract owner or the insured may have tax consequences. Exchanging this Contract for another involving the same insured(s) will have no tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. In addition, exchanging this Contract for more than one contract, or exchanging this Contract and one or more other contracts for a single contract, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such contracts involve the same insured(s). An exchange for a new contract or contracts may result in a loss of grandfathering status for statutory changes made after the old contract or contracts were issued. Any new contract would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. Changing the insured under this Contract may not be treated as an exchange under Section 1035 but rather as a taxable exchange. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.

In addition, the Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Other Taxes. Federal estate and state and local estate, inheritance and other taxes depend upon the contract owner's or the beneficiary's specific situation.

Ownership of This Contract by Non-Natural Persons. The above discussion of the tax consequences arising from the purchase, ownership and transfer of the Contract has assumed that the owner of the Contract consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as contract loans. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business should consult a tax advisor regarding possible tax consequences associated with a Contract prior to the acquisition of this Contract and also before entering into any subsequent changes to or transactions under this Contract.

Possible Changes in Taxation. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

Merrill Lynch Life does not make any guarantee regarding the tax status of any Contract or any transaction regarding the Contract.

The above discussion is not intended as tax advice. For tax advice contract owners should consult a competent tax adviser. Although this tax discussion is based on Merrill Lynch Life's understanding of federal income tax laws as they are currently interpreted, it can't guarantee that those laws or interpretations will remain unchanged.

MERRILL LYNCH LIFE'S INCOME TAXES

Insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Contract and will result in a significantly higher corporate income tax liability for Merrill Lynch Life in early contract years. Merrill Lynch Life makes a charge, which is included in the Contract's deferred contract loading, to compensate Merrill Lynch Life for the anticipated higher corporate income taxes that result from the sale of a Contract. (See "Deferred Contract Loading" on page 22.)

Merrill Lynch Life makes no other charges to the Separate Account for any federal, state or local taxes that it incurs that may be attributable to the Separate Account or to the Contracts. Merrill Lynch Life, however, reserves the right to make a charge for any tax or other economic burden resulting from the application of tax laws that it determines to be properly attributable to the Separate Account or to the Contracts.

REINSURANCE

Merrill Lynch Life intends to reinsure some of the risks assumed under the Contracts.

               MORE ABOUT THE SEPARATE ACCOUNT AND ITS DIVISIONS

ABOUT THE SEPARATE ACCOUNT

The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. This registration does not involve any supervision by the Securities and Exchange Commission of Merrill Lynch Life's management or the management of the Separate Account. The Separate Account is also governed by the laws of the State of Arkansas, Merrill Lynch Life's state of domicile.

Merrill Lynch Life owns all of the assets of the Separate Account. These assets are held separate and apart from all of Merrill Lynch Life's other assets. Merrill Lynch Life maintains records of all purchases and redemptions of shares of the Funds and units of the Zero Trusts by each of the investment divisions.

CHANGES WITHIN THE ACCOUNT

Merrill Lynch Life may from time to time make additional investment divisions available to contract owners. These divisions will invest in investment portfolios Merrill Lynch Life finds suitable for the Contracts. Merrill Lynch Life also has the right to eliminate investment divisions from the Separate Account, to combine two or more investment divisions, or to substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in Merrill Lynch Life's judgment, a portfolio no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations or in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. Merrill Lynch Life would get prior approval from the Arkansas State Insurance Department and the Securities and Exchange Commission before making such a substitution. It would also get any other required approvals before making such a substitution.

Subject to any required regulatory approvals, Merrill Lynch Life reserves the right to transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, Merrill Lynch Life reserves the right to:

        - deregister the Separate Account under the Investment Company Act of 1940;

        - operate the Separate Account as a management company under the Investment Company Act of 1940;

        - restrict or eliminate any voting rights of contract owners, or other persons who have voting rights as to the Separate Account; and

        - combine the Separate Account with other separate accounts.

NET RATE OF RETURN FOR AN INVESTMENT DIVISION

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports furnished to the contract owner by Merrill Lynch Life). When payments or other amounts are allocated to an investment division, a number of units are purchased based on the value of a unit of the investment division as of the end of the valuation period during which the allocation is made. When amounts are transferred out of, or deducted from, an investment division, units are redeemed in a similar manner. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open or there's enough trading in portfolio securities to materially affect the net asset value of an investment division.

For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. Merrill Lynch Life determines the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the division for the valuation period and is net of the charges to the Separate Account described above.

For divisions investing in the Funds, shares are valued at net asset value and reflect reinvestment of any dividends or capital gains distributions declared by the Funds.

For divisions investing in the Zero Trusts, units of each Zero Trust are valued at the sponsor's repurchase price, as explained in the prospectus for the Zero Trusts.

THE FUNDS

Buying and Redeeming Shares. The Funds sell and redeem their shares at net asset value. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.

Voting Rights. Merrill Lynch Life is the legal owner of all Fund shares held in the Separate Account. As the owner, Merrill Lynch Life has the right to vote on any matter put to vote at the Funds' shareholder meetings. However, Merrill Lynch Life will vote all Fund shares attributable to Contracts according to instructions received from contract owners. Shares attributable to Contracts for which no voting instructions are received will be voted in the same proportion as shares in the respective investment divisions for which instructions are received. Shares not attributable to Contracts will also be voted in the same proportion as shares in the respective divisions for which instructions are received. If any federal securities laws or regulations, or their present interpretation, change to permit Merrill Lynch Life to vote Fund shares in its own right, it may elect to do so.

Merrill Lynch Life determines the number of shares that contract owners have in an investment division by dividing their Contract's investment base in that division by the net asset value of one share of the portfolio.

Fractional votes will be counted. Merrill Lynch Life will determine the number of shares for which a contract owner may give voting instructions 90 days or less before each Fund meeting. Merrill Lynch Life will request voting instruction by mail at least 14 days before the meeting.

Under certain circumstances, Merrill Lynch Life may be required by state regulatory authorities to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.

Merrill Lynch Life may also disregard instructions to vote for changes initiated by a contract owner in the investment policy or the investment adviser if it disapproves of the proposed changes. Merrill Lynch Life would disapprove a proposed change only if it was:

        - contrary to state law;

        - prohibited by state regulatory authorities; or

        - decided by management that the change would result in overly speculative or unsound investments.

If Merrill Lynch Life disregards voting instructions, it will include a summary of its actions in the next semi-annual report.

Resolving Material Conflicts. Shares of the Series Fund are available for investment by Merrill Lynch Life, ML Life Insurance Company of New York (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.) and Monarch Life Insurance Company (an insurance company not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc.). Shares of the Variable Series Funds, the AIM V.I. Funds, the Alliance Fund, and the MFS Trust are sold to separate accounts of Merrill Lynch Life, ML Life Insurance Company of New York and insurance companies not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity contracts, and may be sold to certain qualified plans.

It is possible that differences might arise between Merrill Lynch Life's Separate Account and one or more of the other separate accounts which invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of difference in voting instructions from Merrill Lynch Life's contract owners and those of the other insurance companies, or for other reasons. Merrill Lynch Life will monitor events to determine how to respond to such conflicts. If a conflict occurs, Merrill Lynch Life may be required to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, Merrill Lynch Life will take the action which it believes necessary to protect its contract owners consistent with applicable legal requirements.

Administration Services Arrangements. MLAM has entered into an agreement with Merrill Lynch Insurance Group, Inc. ("MLIG"), Merrill Lynch Life's parent, with respect to administration services for the Series Fund and the Variable Series Funds in connection with the Contracts and other variable life insurance and variable annuity contracts issued by Merrill Lynch Life. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM attributable to variable contracts issued by Merrill Lynch Life.

AIM V.I. Funds has entered into an Administrative Services Agreement with AIM, pursuant to which AIM has agreed to provide certain accounting and other administrative services to the AIM V.I. Funds, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the AIM V.I. Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services. AIM has entered into an agreement with Merrill Lynch Life with respect to administrative services for the AIM V.I. Funds in connection with the Contracts. Under this agreement, AIM pays compensation to Merrill Lynch Life in an amount equal to a percentage of the average net assets of the AIM V.I. Funds attributable to the Contracts.

Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with Merrill Lynch Life with respect to administrative services for the Alliance Fund in connection with the Contracts. Under this agreement, AFD pays compensation to Merrill Lynch Life in an amount equal to a percentage of the average net assets of the Alliance Fund attributable to the Contracts.

MFS has entered into an agreement with MLIG with respect to administrative services for the MFS Trust in connection with the Contracts and certain contracts issued by ML Life Insurance Company of New York. Under this agreement, MFS pays compensation to MLIG in an amount equal to a percentage of the average net assets of the MFS Trust attributable to such contracts.

THE ZERO TRUSTS

The 15 Zero Trusts:

                                  TARGETED RATE OF RETURN
                                     TO MATURITY AS OF
  ZERO TRUST     MATURITY DATE        APRIL 17, 1998
  ----------     -------------    -----------------------
     1999      February 15, 1999           4.06%
     2000      February 15, 2000           4.12%
     2001      February 15, 2001           4.10%
     2002      February 15, 2002           4.25%
     2003        August 15, 2003           4.30%
     2004      February 15, 2004           4.38%
     2005      February 15, 2005           4.26%
     2006      February 15, 2006           4.08%
     2007      February 15, 2007           4.19%
     2008      February 15, 2008           4.47%
     2009      February 15, 2009           4.51%
     2010      February 15, 2010           4.63%
     2011      February 15, 2011           4.57%
     2013      February 15, 2013           4.66%
     2014      February 15, 2014           4.75%

Targeted Rate of Return to Maturity. Because the underlying securities in the Zero Trusts will grow to their face value on the maturity date, it is possible to estimate a compound rate of growth to maturity for the Zero Trust units.

But because the units are held in the Separate Account, the asset charge and the trust charge (described in "Charges to the Separate Account" on page 23) must be taken into account in estimating a net rate of return for the Separate Account. The net rate of return to maturity for the Separate Account depends on the compound rate of growth adjusted for these charges. It does not, however, represent the actual return on a payment Merrill Lynch Life might receive under the Contract on that date, since it does not reflect the charges for deferred contract loading, mortality costs and any net loan cost deducted from a Contract's investment base (described in "Charges Deducted from the Investment Base" on page 22).

Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity for the Zero Trust units and the net rate of return to maturity for the Separate Account will vary correspondingly.

                                 ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, INVESTMENT BASE, CASH SURRENDER VALUES AND ACCUMULATED PAYMENTS

The tables on pages 46 through 51 demonstrate the way in which the Contract works. The tables are based on the following ages, face amounts, payments and guarantee periods and assume maximum mortality charges.

          1. The illustration on page 46 is for a Contract issued to a male age 5 in the medical underwriting class with an initial payment of $4,000, a face amount of $288,080 and an initial guarantee period of 15.50 years with planned periodic payments of $4,000 for six contract years.

          2. The illustration on page 47 is for a Contract issued to a male age 35 in the medical underwriting class with an initial payment of $4,500, a face amount of $124,611 and an initial guarantee period of 12.75 years with planned periodic payments of $4,500 for six contract years.

          3. The illustration on page 48 is for a Contract issued to a female age 45 in the medical underwriting class with an initial payment of $5,000, a face amount of $116,558 and an initial guarantee period of 10 years with planned periodic payments of $5,000 for six contract years.

          4. The illustration on page 49 is for a Contract issued to a male age 55 in the standard-simplified underwriting class with an initial payment of $7,500, a face amount of $107,682 and an initial guarantee period of 5.50 years with planned periodic payments of $7,500 for six contract years.

          5. The illustration on page 50 is for a Contract issued to a male age 65 in the standard-simplified underwriting class with an initial payment of $10,000, a face amount of $103,905 and an initial guarantee period of 3.25 years with planned periodic payments of $10,000 for six contract years.

          6. The illustration on page 51 is for a Contract issued to a male age 55 and a female age 55 in the medical underwriting class with an initial payment of $10,000, a face amount of $205,820 and an initial guarantee period of 17 years with planned periodic payments of $10,000 for six contract years.

The death benefit, investment base and cash surrender value for a Contract would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual contract years.

The amounts shown for the death benefit, investment base and cash surrender value as of the end of each contract year take into account the daily asset charge in the Separate Account equivalent to .90% (annually at the beginning of the year) of assets attributable to the Contracts at the beginning of the year.

The amounts shown in the tables also assume an additional charge of .52%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1997 expenses (including monthly advisory fees) for the Funds and the current trust charge. This charge also reflects expense reimbursements made in 1997 to certain portfolios by the investment adviser to the respective portfolio. These reimbursements amounted to .17% and .09% of the average daily net assets of the Developing Capital Markets Focus Fund and the Natural Resources Portfolio, respectively. (See "Charges to Fund Assets" on page 24.) The actual charge under a Contract for Fund expenses and the trust charge will depend on the actual allocation of the investment base and may be higher or lower depending on how the investment base is allocated.

Taking into account the .90% asset charge in the Separate Account and the .52% charge described above, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of - 1.42%, 4.53%, and 10.48%, respectively. The gross returns are before any deductions and should not be compared to rates which are after deduction of charges.

The hypothetical returns shown on the tables are without any income tax charges that may be attributable to the Separate Account in the future (although they do reflect the charge for federal income taxes included in the deferred contract loading, see "Deferred Contract Loading" on page 22). In order to produce after tax returns of 0%, 6% and 12%, the Funds would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges attributable to the Separate Account.

The second column of the tables shows the amount which would accumulate if an amount equal to the payments were invested to earn interest (after taxes) at 5% compounded annually.

Merrill Lynch Life will furnish upon request a comparable illustration reflecting the proposed insured's age, face amount and the payment amounts requested. The illustration will also use current cost of insurance rates and will assume that the proposed insured is in a standard underwriting class.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 5
             $4,000 INITIAL PAYMENT FOR MEDICAL UNDERWRITING CLASS
      FACE AMOUNT: $288,080     INITIAL GUARANTEE PERIOD (1): 15.50 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                       END OF YEAR
                                             TOTAL                  DEATH BENEFIT (3)
                                           PAYMENTS            ASSUMING HYPOTHETICAL GROSS
                                           MADE PLUS           ANNUAL INVESTMENT RETURN OF
                                       INTEREST AT 5% AS   -----------------------------------
    CONTRACT YEAR       PAYMENTS (2)    OF END OF YEAR        0%          6%           12%
    -------------       ------------   -----------------   ---------   ---------   -----------
 1....................     $4,000          $  4,200        $288,080    $288,080    $  288,080
 2....................      4,000             8,610         288,080     288,080       288,080
 3....................      4,000            13,241         288,080     288,080       288,080
 4....................      4,000            18,103         288,080     288,080       288,080
 5....................      4,000            23,208         288,080     288,080       288,080
 6....................      4,000            28,568         288,080     288,080       288,080
 7....................      4,000            34,196         288,080     288,080       306,783
 8....................          0            35,906         288,080     288,080       327,166
 9....................          0            37,702         288,080     288,080       348,583
10....................          0            39,587         288,080     288,080       371,113
15....................          0            50,524         288,080     288,080       504,060
20 (age 25)...........          0            64,482         288,080     288,080       682,326
30 (age 35)...........          0           105,035         288,080     288,080     1,249,669
60 (age 65)...........          0           453,956         288,080     299,490     7,689,297

                                   END OF YEAR                          END OF YEAR
                               INVESTMENT BASE (3)                CASH SURRENDER VALUE (3)
                           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
                           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
                        ----------------------------------   ----------------------------------
    CONTRACT YEAR          0%         6%           12%          0%         6%           12%
    -------------       --------   ---------   -----------   --------   ---------   -----------
 1....................  $ 3,646    $  3,878    $    4,110    $ 3,322    $  3,554    $    3,786
 2....................    7,219       7,910         8,630      6,607       7,298         8,018
 3....................   10,730      12,115        13,615      9,866      11,251        12,751
 4....................   14,170      16,490        19,102     13,090      15,410        18,022
 5....................   17,529      21,029        25,131     16,269      19,769        23,871
 6....................   20,817      25,753        31,772     19,413      24,349        30,368
 7....................   24,016      30,647        39,063     22,504      29,135        37,551
 8....................   23,206      31,562        42,662     21,946      30,302        41,402
 9....................   22,368      32,477        46,575     21,360      31,469        45,567
10....................   21,500      33,393        50,828     20,744      32,637        50,072
15....................   17,291      38,572        78,907     17,255      38,536        78,871
20 (age 25)...........   13,771      45,491       123,972     13,771      45,491       123,972
30 (age 35)...........    7,884      65,615       314,620      7,884      65,615       314,620
60 (age 65)...........        0     180,647     4,638,058          0     180,647     4,638,058

------------------------------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 72.25 years at the end of contract year 7.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 35
             $4,500 INITIAL PAYMENT FOR MEDICAL UNDERWRITING CLASS
      FACE AMOUNT: $124,611     INITIAL GUARANTEE PERIOD (1): 12.75 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                   END OF YEAR
                                                                DEATH BENEFIT (3)
                                           TOTAL           ASSUMING HYPOTHETICAL GROSS
                                          PAYMENTS         ANNUAL INVESTMENT RETURN OF
        END OF                           MADE PLUS      ---------------------------------
    CONTRACT YEAR       PAYMENTS (2)   INTEREST AT 5%      0%          6%          12%
    -------------       ------------   --------------   ---------   ---------   ---------
 1....................     $4,500         $  4,725      $124,611    $124,611    $124,611
 2....................      4,500            9,686       124,611     124,611     124,611
 3....................      4,500           14,896       124,611     124,611     124,611
 4....................      4,500           20,365       124,611     124,611     124,611
 5....................      4,500           26,109       124,611     124,611     124,611
 6....................      4,500           32,139       124,611     124,611     124,611
 7....................      4,500           38,471       124,611     124,611     132,946
 8....................          0           40,395       124,611     124,611     141,786
 9....................          0           42,414       124,611     124,611     151,073
10....................          0           44,535       124,611     124,611     160,842
15....................          0           56,839       124,611     124,611     218,454
20....................          0           72,543       124,611     124,611     295,736
30 (age 65)...........          0          118,165       124,611     124,611     542,211

                                  END OF YEAR                       END OF YEAR
                              INVESTMENT BASE (3)            CASH SURRENDER VALUE (3)
                          ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        END OF          -------------------------------   -------------------------------
    CONTRACT YEAR          0%         6%         12%         0%         6%         12%
    -------------       --------   --------   ---------   --------   --------   ---------
 1....................  $ 4,140    $ 4,402    $  4,665    $ 3,776    $ 4,038    $  4,300
 2....................    8,176      8,958       9,773      7,488      8,270       9,084
 3....................   12,106     13,672      15,369     11,134     12,700      14,397
 4....................   15,929     18,547      21,502     14,714     17,332      20,287
 5....................   19,648     23,595      28,234     18,231     22,177      26,817
 6....................   23,264     28,821      35,627     21,685     27,241      34,048
 7....................   26,781     34,236      43,747     25,080     32,535      42,046
 8....................   25,788     35,171      47,704     24,371     33,754      46,286
 9....................   24,784     36,123      52,025     23,650     34,989      50,891
10....................   23,768     37,095      56,747     22,917     36,244      55,896
15....................   19,060     42,857      88,400     19,019     42,817      88,359
20....................   14,447     49,936     138,157     14,447     49,936     138,157
30 (age 65)...........      825     64,664     327,053        825     64,664     327,053

------------------------------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 44.75 years at the end of contract year 7.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                              FEMALE ISSUE AGE 45
             $5,000 INITIAL PAYMENT FOR MEDICAL UNDERWRITING CLASS
        FACE AMOUNT: $116,558     INITIAL GUARANTEE PERIOD (1): 10 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                      END OF YEAR
                                             TOTAL                 DEATH BENEFIT (3)
                                           PAYMENTS           ASSUMING HYPOTHETICAL GROSS
                                           MADE PLUS          ANNUAL INVESTMENT RETURN OF
                                       INTEREST AT 5% AS   ---------------------------------
    CONTRACT YEAR       PAYMENTS (2)    OF END OF YEAR        0%          6%          12%
    -------------       ------------   -----------------   ---------   ---------   ---------
 1....................     $5,000          $  5,250        $116,558    $116,558    $116,558
 2....................      5,000            10,763         116,558     116,558     116,558
 3....................      5,000            16,551         116,558     116,558     116,558
 4....................      5,000            22,628         116,558     116,558     116,558
 5....................      5,000            29,010         116,558     116,558     116,558
 6....................      5,000            35,710         116,558     116,558     116,558
 7....................      5,000            42,746         116,558     116,558     124,037
 8....................          0            44,883         116,558     116,558     132,302
 9....................          0            47,127         116,558     116,558     140,983
10....................          0            49,483         116,558     116,558     150,113
15....................          0            63,155         116,558     116,558     203,932
20 (age 65)...........          0            80,603         116,558     116,558     276,095
30....................          0           131,294         116,558     116,558     506,235

                                  END OF YEAR                       END OF YEAR
                           CASH INVESTMENT BASE (3)             SURRENDER VALUE (3)
                          ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                        -------------------------------   -------------------------------
    CONTRACT YEAR          0%         6%         12%         0%         6%         12%
    -------------       --------   --------   ---------   --------   --------   ---------
 1....................  $ 4,485    $ 4,774    $  5,063    $ 4,080    $ 4,369    $  4,658
 2....................    8,852      9,709      10,603      8,087      8,944       9,838
 3....................   13,101     14,811      16,669     12,021     13,731      15,589
 4....................   17,236     20,092      23,324     15,886     18,742      21,974
 5....................   21,263     25,564      30,636     19,688     23,989      29,061
 6....................   25,184     31,235      38,677     23,429     29,480      36,922
 7....................   29,000     37,116      47,516     27,110     35,226      45,626
 8....................   27,805     38,011      51,705     26,230     36,436      50,130
 9....................   26,597     38,918      56,271     25,337     37,658      55,011
10....................   25,372     39,835      61,248     24,427     38,890      60,303
15....................   19,717     45,368      94,589     19,672     45,323      94,544
20 (age 65)...........   14,323     52,346     147,208     14,323     52,346     147,208
30                            0     65,854     346,853          0     65,854     346,853

------------------------------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 40.25 years at the end of contract year 7.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 55
       $7,500 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
       FACE AMOUNT: $107,682     INITIAL GUARANTEE PERIOD (1): 5.50 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                      END OF YEAR
                                             TOTAL                 DEATH BENEFIT (3)
                                           PAYMENTS           ASSUMING HYPOTHETICAL GROSS
                                           MADE PLUS          ANNUAL INVESTMENT RETURN OF
                                       INTEREST AT 5% AS   ---------------------------------
    CONTRACT YEAR       PAYMENTS (2)    OF END OF YEAR        0%          6%          12%
    -------------       ------------   -----------------   ---------   ---------   ---------
 1....................     $7,500          $  7,875        $107,682    $107,682    $107,682
 2....................      7,500            16,144         107,682     107,682     107,682
 3....................      7,500            24,826         107,682     107,682     107,682
 4....................      7,500            33,942         107,682     107,682     107,682
 5....................      7,500            43,514         107,682     107,682     107,682
 6....................      7,500            53,565         107,682     107,682     107,682
 7....................      7,500            64,118         107,682     107,683     114,345
 8....................          0            67,324         107,682     107,682     122,006
 9....................          0            70,690         107,682     107,682     130,052
10 (age 65)...........          0            74,225         107,682     107,682     138,509
15....................          0            94,732         107,682     107,682     188,331
20....................          0           120,905         107,682     107,682     255,150
30....................          0           196,941               0     107,682     468,632

                                  END OF YEAR                       END OF YEAR
                              INVESTMENT BASE (3)            CASH SURRENDER VALUE (3)
                          ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                        -------------------------------   -------------------------------
    CONTRACT YEAR          0%         6%         12%         0%         6%         12%
    -------------       --------   --------   ---------   --------   --------   ---------
 1....................  $ 6,263    $ 6,686    $  7,110    $ 5,655    $ 6,078    $  6,503
 2....................   12,335     13,572      14,870     11,188     12,425      13,722
 3....................   18,235     20,686      23,372     16,615     19,066      21,752
 4....................   23,975     28,049      32,717     21,950     26,024      30,692
 5....................   29,570     35,687      43,021     27,207     33,324      40,659
 6....................   35,034     43,626      54,419     32,401     40,993      51,786
 7....................   40,383     51,898      67,029     37,548     49,063      64,194
 8....................   38,173     52,626      72,555     35,811     50,264      70,193
 9....................   35,894     53,300      78,524     34,004     51,410      76,634
10 (age 65)...........   33,535     53,907      84,964     32,117     52,490      83,547
15....................   21,149     56,630     126,679     21,081     56,563     126,611
20....................    5,141     56,716     188,447      5,141     56,716     188,447
30....................        0      1,913     397,051          0      1,913     397,051

------------------------------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 27 years at the end of contract year 7.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 65
       $10,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
       FACE AMOUNT: $103,905     INITIAL GUARANTEE PERIOD (1): 3.25 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                      END OF YEAR
                                             TOTAL                 DEATH BENEFIT (3)
                                           PAYMENTS           ASSUMING HYPOTHETICAL GROSS
                                           MADE PLUS          ANNUAL INVESTMENT RETURN OF
                                       INTEREST AT 5% AS   ---------------------------------
    CONTRACT YEAR       PAYMENTS (2)    OF END OF YEAR        0%          6%          12%
    -------------       ------------   -----------------   ---------   ---------   ---------
 1....................    $10,000          $ 10,500        $103,905    $103,905    $103,905
 2....................     10,000            21,525         103,905     103,905     103,905
 3....................     10,000            33,101         103,905     103,905     103,905
 4....................     10,000            45,256         103,905     103,905     103,905
 5....................     10,000            58,019         103,905     103,905     103,905
 6....................     10,000            71,420         103,905     103,905     103,905
 7....................     10,000            85,491         103,905     103,905     110,287
 8....................          0            89,766         103,905     103,905     117,742
 9....................          0            94,254         103,905     103,905     125,566
10....................          0            98,967         103,905     103,905     133,784
15....................          0           126,309         103,905     103,905     182,092
20....................          0           161,206               0     103,905     246,821
30....................          0           262,588               0           0     453,622

                                  END OF YEAR                       END OF YEAR
                              INVESTMENT BASE (3)            CASH SURRENDER VALUE (3)
                          ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                        -------------------------------   -------------------------------
    CONTRACT YEAR          0%         6%         12%         0%         6%         12%
    -------------       --------   --------   ---------   --------   --------   ---------
 1....................  $ 7,300    $ 7,841    $  8,388    $ 6,490    $ 7,031    $  7,578
 2....................   14,367     15,909      17,548     12,837     14,379      16,018
 3....................   21,233     24,250      27,620     19,073     22,090      25,460
 4....................   27,940     32,917      38,775     25,240     30,217      36,075
 5....................   34,528     41,970      51,215     31,378     38,820      48,065
 6....................   41,040     51,477      65,193     37,530     47,967      61,683
 7....................   47,534     61,526      80,930     43,754     57,746      77,150
 8....................   43,852     61,390      87,087     40,702     58,240      83,937
 9....................   39,946     61,022      93,670     37,426     58,502      91,150
10....................   35,767     60,372     100,699     33,877     58,482      98,809
15....................    9,682     51,956     145,151      9,592     51,866     145,061
20....................        0     19,067     209,120          0     19,067     209,120
30....................        0          0     422,709          0          0     422,709

------------------------------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 19.50 years at the end of contract year 7.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
             JOINT INSUREDS: FEMALE ISSUE AGE 55/MALE ISSUE AGE 55
             $10,000 INITIAL PAYMENT FOR MEDICAL UNDERWRITING CLASS
        FACE AMOUNT: $205,820     INITIAL GUARANTEE PERIOD (1): 17 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                      END OF YEAR
                                             TOTAL                 DEATH BENEFIT (3)
                                           PAYMENTS           ASSUMING HYPOTHETICAL GROSS
                                           MADE PLUS          ANNUAL INVESTMENT RETURN OF
                                       INTEREST AT 5% AS   ---------------------------------
    CONTRACT YEAR       PAYMENTS (2)    OF END OF YEAR        0%          6%          12%
    -------------       ------------   -----------------   ---------   ---------   ---------
 1....................    $10,000          $ 10,500        $205,820    $205,820    $205,820
 2....................     10,000            21,525         205,820     205,820     205,820
 3....................     10,000            33,101         205,820     205,820     205,820
 4....................     10,000            45,256         205,820     205,820     205,820
 5....................     10,000            58,019         205,820     205,820     205,820
 6....................     10,000            71,420         205,820     205,820     208,781
 7....................     10,000            85,491         205,820     205,820     222,580
 8....................          0            89,766         205,820     205,820     237,521
 9....................          0            94,254         205,820     205,820     253,186
10....................          0            98,967         205,820     205,820     269,632
15....................          0           126,309         205,820     205,820     366,322
20....................          0           161,206         205,820     205,820     495,890
30....................          0           262,588         205,820     205,820     909,757

                                  END OF YEAR                        END OF YEAR
                              INVESTMENT BASE (3)              CASH SURRENDER VALUE (3)
                          ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                          ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
                        --------------------------------   --------------------------------
    CONTRACT YEAR          0%         6%          12%         0%         6%          12%
    -------------       --------   ---------   ---------   --------   ---------   ---------
 1....................  $ 9,734    $ 10,328    $ 10,922    $ 8,744    $  9,338    $  9,932
 2....................   19,189      20,982      22,847     17,319      19,112      20,977
 3....................   28,366      31,975      35,877     25,726      29,335      33,237
 4....................   37,268      43,320      50,127     33,968      40,020      46,827
 5....................   45,898      55,032      65,728     42,048      51,182      61,878
 6....................   54,257      67,127      82,823     49,967      62,837      78,533
 7....................   62,351      79,623     101,563     57,731      75,003      96,943
 8....................   60,412      82,175     111,147     56,562      78,325     107,297
 9....................   58,431      84,775     121,645     55,351      81,695     118,565
10....................   56,394      87,412     133,129     54,084      85,102     130,819
15....................   46,582     102,591     210,209     46,472     102,481     210,099
20....................   34,978     119,621     329,760     34,978     119,621     329,760
30....................        0     135,670     748,605          0     135,670     748,605

------------------------------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 33.75 at the end of contract year 7.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    EXAMPLES

ADDITIONAL PAYMENTS

If the guarantee period is for the whole of life at the time an additional payment is received and accepted (which means that planned periodic payments have been made through contract year 9), as of the processing date on or next following the date of the additional payment, Merrill Lynch Life will increase the face amount to the amount that the Contract's fixed base, as of such processing date, would support for the life of the insured.

Under these circumstances the amount of the increase in face amount will depend on the amount of the additional payment and the contract year in which it is received and accepted. If additional payments of different amounts were made at the same time to equivalent Contracts, the Contract to which the larger payment is applied would have a proportionately larger increase in face amount. And if additional payments of the same amounts were made in earlier and later years, those made in the later years would result in smaller increases to the face amount.

Example 1 shows the effect on face amount of a $2,000 additional payment received and accepted at the beginning of contract year ten. Example 2 shows the effect of a $4,000 additional payment received and accepted at the beginning of contract year ten. Example 3 shows the effect of a $2,000 additional payment received and accepted at the beginning of contract year eleven. All three examples assume that the guarantee period at the time of the additional payment is for life and assume no other contract transactions have been made.

                               Male Issue Age: 55
         Payments:  Initial payment plus 8 periodic payments of $7,500
                             Face Amount:  $107,682

                  EXAMPLE 1
----------------------------------------------
CONTRACT   ADDITIONAL    CHANGE IN    NEW FACE
  YEAR      PAYMENT     FACE AMOUNT    AMOUNT
--------   ----------   -----------   --------
  10         $2,000       $3,087      $110,769
                  EXAMPLE 2
----------------------------------------------
CONTRACT   ADDITIONAL    CHANGE IN    NEW FACE
  YEAR      PAYMENT     FACE AMOUNT    AMOUNT
--------   ----------   -----------   --------
  10         $4,000       $6,176      $113,858
                  EXAMPLE 3
----------------------------------------------
CONTRACT   ADDITIONAL    CHANGE IN    NEW FACE
  YEAR      PAYMENT     FACE AMOUNT    AMOUNT
--------   ----------   -----------   --------
  11         $2,000       $3,016      $110,698

CHANGING THE FACE AMOUNT

As of the processing date on or next following receipt and acceptance of a request for a change in face amount, Merrill Lynch Life will make the requested change and adjust the guarantee period. For an increase in face amount, Merrill Lynch Life will decrease the guarantee period and for a decrease in face amount, Merrill Lynch Life will increase the guarantee period. To decrease the face amount, the guarantee period must be less than for the whole of life at the time of the request. A new guarantee period is established by taking the Contract's fixed base as of the processing date and determining how long that fixed base would support the face amount.

The amount of the increase or decrease in the guarantee period will depend on the amount of increase or decrease in the face amount and the contract year in which the change is made. If made at the same time to equivalent Contracts, a larger increase in face amount would result in a greater decrease in the guarantee period than a smaller increase in face amount. The same increase made in two different years would result in a smaller decrease in the guarantee period for the increase in face amount made in the later year.

Examples 1 and 2 show the effect on the guarantee period of an increase in face amount of $10,000 and $20,000 made at the beginning of contract year eight. Example 3 shows the effect on the guarantee period of an increase in face amount of $10,000 made at the beginning of contract year ten. All three examples assume no other contract transactions have been made.

                               Male Issue Age: 55
         Payments:  Initial payment plus 6 periodic payments of $7,500
                             Face Amount:  $107,682

             EXAMPLE 1
------------------------------------
                         DECREASE IN
CONTRACT   INCREASE IN    GUARANTEE
  YEAR     FACE AMOUNT     PERIOD
--------   -----------   -----------
   8         $10,000     2.00 years
             EXAMPLE 2
------------------------------------
                         DECREASE IN
CONTRACT   INCREASE IN    GUARANTEE
  YEAR     FACE AMOUNT     PERIOD
--------   -----------   -----------
   8         $20,000     3.50 years
             EXAMPLE 3
------------------------------------
                         DECREASE IN
CONTRACT   INCREASE IN    GUARANTEE
  YEAR     FACE AMOUNT     PERIOD
--------   -----------   -----------
  10         $10,000     1.75 years

PARTIAL WITHDRAWALS

As of the processing date on or next following any partial withdrawal, Merrill Lynch Life will reduce the Contract's face amount. The new face amount is established by taking the Contract's fixed base as of the processing date and determining what face amount that fixed base would support for the Contract's guarantee period.

The amount of the reduction in the face amount will depend on the amount of the partial withdrawal, the guarantee period at the time of the withdrawal and the contract year in which the withdrawal is made. If made at the same time to equivalent Contracts, a larger withdrawal would result in a greater reduction in the face amount than a smaller withdrawal. The same partial withdrawal made at the same time from Contracts with the same face amounts but with different guarantee periods would result in a greater reduction in the face amount for the Contract with the longer guarantee period. A partial withdrawal made in a later contract year would result in a smaller decrease in the face amount than if the same amount was withdrawn in an earlier year.

Examples 1 and 2 show the effect on the face amount of partial withdrawals for $5,000 and $10,000 taken at the beginning of contract year sixteen. Example 3 shows the effect on the face amount of a $10,000 partial withdrawal taken at the beginning of contract year eighteen. All three examples assume no other contract transactions have been made.

                               Male Issue Age: 55
         Payments:  Initial payment plus 6 periodic payments of $7,500
                             Face Amount:  $107,682

             EXAMPLE 1
-----------------------------------
CONTRACT    PARTIAL
  YEAR     WITHDRAWAL   FACE AMOUNT
--------   ----------   -----------
  16        $ 5,000       $97,828
             EXAMPLE 2
-----------------------------------
CONTRACT    PARTIAL
  YEAR     WITHDRAWAL   FACE AMOUNT
--------   ----------   -----------
  16        $10,000       $86,906
             EXAMPLE 3
-----------------------------------
CONTRACT    PARTIAL
  YEAR     WITHDRAWAL   FACE AMOUNT
--------   ----------   -----------
  18        $10,000       $86,601

If the reduction in face amount would be below the minimum face amount for a Contract, Merrill Lynch Life will reduce the face amount to the minimum face amount, and then reduce the guarantee period by taking the Contract's fixed base as of the processing date and determining how long that fixed base would support the reduced face amount.

                                 JOINT INSUREDS

Contract owners may purchase a Contract on the lives of two insureds. Some of the discussions in this Prospectus applicable to the Contract apply only to a Contract on a single insured. Set out below are the modifications to the designated sections of this Prospectus for joint insureds. Except in the sections noted below, the discussions in this Prospectus referencing a single insured, can be read as though the single insured were the two insureds under a joint contract.

AVAILABILITY AND PAYMENTS (REFERENCE PAGE 6)

A Contract may be issued for insureds up to age 80.

Merrill Lynch Life will not accept an initial payment that will provide a guarantee period of less than the minimum guarantee period for which it would then issue a Contract based on the age of the younger insured. Such minimum will range from 10 to 40 years depending on the age of the younger insured.

WHO MAY BE COVERED (REFERENCE PAGE 15)

Merrill Lynch Life will issue a Contract on the lives of two insureds provided the relationship among the applicant and the insureds meets its insurable interest requirements and provided neither insured is over age 80 and no more than one insured is under age 20. The insureds' issue ages will be determined using their ages as of their birthdays nearest the contract date.

The initial payment plus any planned periodic payments elected and the average age of the insureds determine whether underwriting will be done on a simplified or medical basis. The maximum amount underwritten on a simplified basis for joint insureds depends on Merrill Lynch Life's administrative rules in effect at the time of underwriting.

Under both simplified and medical underwriting methods, Contracts may be issued on insureds in a standard underwriting class only.

PURCHASING A CONTRACT (REFERENCE PAGE 16)

Merrill Lynch Life will not accept an initial payment for a specified face amount that will provide a guarantee period of less than the minimum guarantee period for which Merrill Lynch Life would then issue a Contract based on the age of the younger insured. The minimum will range from 10 to 40 years depending on the age of the younger insured.

PLANNED PAYMENTS (REFERENCE PAGE 17)

Contract owners may change the frequency and the amount of planned payments provided both insureds are living.

Planned payments must be received while at least one insured is living and not more than 30 days before or 30 days after the date specified for payment.

A combination periodic plan is not available for joint insureds.

PAYMENTS WHICH ARE NOT UNDER A PERIODIC PAYMENT PLAN (REFERENCE PAGE 19).

Contract owners may make additional payments which are not under a periodic payment plan only if both insureds are living and the attained ages of both insureds are not over 80.

EFFECT OF A PLANNED PAYMENT AND OTHER ADDITIONAL PAYMENTS (REFERENCE PAGE 19).

If the guarantee period prior to receipt and acceptance of an additional payment is less than for the life of the last surviving insured, the payment will first be used to extend the guarantee period to the whole of life of the younger insured.

CHANGING THE FACE AMOUNT

Increasing the Face Amount (reference page 20). Contract owners may increase the face amount of their Contracts only if both insureds are living. A change in face amount is not permitted if the attained age of either insured is over 80.

Decreasing the Face Amount (reference page 21). Contract owners may decrease the face amount of their Contracts if either insured is living.

Any reduction in death benefit in a Contract on joint insureds, whether by a change in face amount or other means, will probably result in a failure to satisfy the 7-pay test and subsequent treatment as a modified endowment contract.

CHARGES DEDUCTED FROM THE INVESTMENT BASE

Deferred Contract Loading (reference page 22). The deferred contract loading equals 11% of each payment. This charge consists of a sales load, a charge for federal taxes and a state and local premium tax charge.

The sales load, equal to 6.5% of each payment compensates Merrill Lynch Life for sales expenses. The sales load may be reduced if cumulative payments are sufficiently high to reach certain break points (4% of payments in excess of $1.5 million and 2% of payments in excess of $4 million). The charge for federal taxes, equal to 2% of each payment, compensates Merrill Lynch Life for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1990. (See "Merrill Lynch Life's Income Taxes" on page 40.) The state and local premium tax charge, equal to 2.5% of payments, compensates Merrill Lynch Life for state and local premium taxes that must be paid when a payment is accepted.

Merrill Lynch Life deducts an amount equal to 1.1% of each payment from the investment base on each of the ten contract anniversaries following payment.

Mortality Cost (reference page 22). For Contracts issued on joint insureds, current cost of insurance rates are equal to the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates are based on the 1980 Commissioners Aggregate Mortality Table and do not distinguish between insureds in a smoker underwriting class and insureds in a non-smoker underwriting class. The cost of insurance rates are based on an aggregate class which is made up of a blend of smokers and non-smokers.

GUARANTEE PERIOD

When the Guarantee Period is Less Than for Life (reference page 25). If Merrill Lynch Life cancels a Contract, it may be reinstated only if neither insured has died between the date the Contract was terminated and the effective date of the reinstatement and the contract owner meets the other conditions listed on page 25.

NET CASH SURRENDER VALUE

Cancelling to Receive Net Cash Surrender Value (reference page 26). Contract owners may cancel their Contracts at any time while either insured is living.

PARTIAL WITHDRAWALS (REFERENCE PAGE 27)

Partial withdrawals are not available for joint insureds.

DEATH BENEFIT PROCEEDS (REFERENCE PAGE 28)

Merrill Lynch Life will pay the death benefit proceeds to the beneficiary when all information needed to process the payment, including due proof of the last surviving insured's death, has been received at the Service Center. Proof of death for both insureds must be received. There is no death benefit payable at the first death. When Merrill Lynch Life is first provided reliable notification of the last surviving insured's death by a representative of the owner or the insured, investment base may be transferred to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

If one of the insureds should die within two years from the Contract's issue date, within two years from the effective date of any increase in face amount requested or within two years from the date an additional payment was received and accepted, proof of the insured's death should be sent promptly to the Service Center since Merrill Lynch Life may only pay a limited benefit or contest the Contract. (See "Incontestability" and "Payment in Case of Suicide" on page 33.)

Net Single Premium Factor (reference page 29). The net single premium factors are based on the insureds' sexes and underwriting classes and the attained ages on the date of calculation.

PAYMENT OF DEATH BENEFIT PROCEEDS (REFERENCE PAGE 29)

If a payment is delayed, Merrill Lynch Life, will add interest from the date of the last surviving insured's death to the date of payment at an annual rate of at least 4%.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

Exchanging the Contract (reference page 29). A contract owner may exchange his or her Contract for a joint and last survivor Contract with benefits that do not vary with the investment results of a separate account.

USING THE CONTRACT

Ownership (reference page 30). The contract owner is usually one of the insureds, unless another owner has been named in the application.

The contract owner may want to name a contingent owner in the event the contract owner dies before the last surviving insured. The contingent owner would then own the contract owner's interest in the Contract and have all the contract owner's rights.

Naming Beneficiaries (reference page 31). Merrill Lynch Life pays the primary beneficiary the proceeds of this Contract upon the last surviving insured's death. If no contingent beneficiary is living, Merrill Lynch Life pays the last surviving insured's estate.

Changing the Insured (reference page 31).  Not available for joint insureds.

Maturity Proceeds (reference page 32). The maturity date is the contract anniversary nearest the younger insured's 100th birthday. On the maturity date, Merrill Lynch Life will pay the net cash surrender value to the contract owner, provided either insured is living.

OTHER CONTRACT PROVISIONS

Incontestability (reference page 33). Merrill Lynch Life won't contest the validity of a Contract after it has been in effect during the lifetimes of both insureds for two years from the issue date. It won't contest any change in face amount requested after the change has been in effect during the lifetimes of both insureds for two years from the date of the change. Nor will Merrill Lynch Life contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the lifetimes of both insureds for two years from the date the payment has been received and accepted.

Payment in Case of Suicide (reference page 33). If either insured commits suicide within two years from the issue date, Merrill Lynch Life will pay only a limited benefit and terminate the Contract. The benefit will be equal to the payments made reduced by any debt.

If either insured commits suicide within two years of the effective date of any increase in face amount requested, the coverage attributable to the increase will be terminated and a limited benefit will be paid. The benefit will be limited to the amount of mortality cost deductions made for the increase.

If either insured commits suicide within two years of any date an additional payment is received and accepted, the coverage attributable to the payments will be terminated and only a limited benefit will be paid. The benefit will be equal to the payment less any debt attributable to amounts borrowed during the two years from the date the payment was received and accepted.

Establishing Survivorship (Only Applicable to Joint Insureds). If Merrill Lynch Life is unable to determine which of the insureds was the last survivor on the basis of the proofs of death provided, it will consider insured No. 1 as designated in the application to be the last surviving insured.

INCOME PLANS (REFERENCE PAGE 34)

If no plan has been chosen when the last surviving insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to him or her to one or more of the income plans.

                MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

Merrill Lynch Life's directors and executive officers and their positions with Merrill Lynch Life are as follows:

        NAME                 POSITION(S) WITH THE COMPANY
        ----                 ----------------------------
Anthony J. Vespa       Chairman of the Board, President, and
                       Chief Executive Officer
Joseph E. Crowne, Jr.  Director, Senior Vice President, Chief
                       Financial Officer, Chief Actuary, and
                       Treasurer
Barry G. Skolnick      Director, Senior Vice President, General
                       Counsel, and Secretary
David M. Dunford       Director, Senior Vice President, and
                       Chief Investment Officer
Gail R. Farkas         Director and Senior Vice President
Robert J. Boucher      Senior Vice President, Variable Life
                       Administration

Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of Merrill Lynch Life's indirect parent, Merrill Lynch & Co., Inc. The principal positions of Merrill Lynch Life's directors and executive officers for the past five years are listed below:

Mr. Vespa joined Merrill Lynch Life in January 1994. Since February 1994, he has held the position of Senior Vice President of MLPF&S. From February 1991 to February 1994, he held the position of District Director and First Vice President of MLPF&S.

Mr. Crowne joined Merrill Lynch Life in June 1991.

Mr. Skolnick joined Merrill Lynch Life in November 1990. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc. and First Vice President and Assistant General Counsel of MLPF&S.

Mr. Dunford joined Merrill Lynch Life in July 1990.

Ms. Farkas joined Merrill Lynch Life in August 1995. Prior to August 1995 she held the position of Director of Market Planning of MLPF&S.

Mr. Boucher joined Merrill Lynch Life in May 1992.

No shares of Merrill Lynch Life are owned by any of its officers or directors, as it is a wholly owned subsidiary of MLIG. The officers and directors of Merrill Lynch Life, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

SERVICES ARRANGEMENT

Merrill Lynch Life and MLIG are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to Merrill Lynch Life, including services related to the Separate Account and the Contracts. Expenses incurred by MLIG in relation to this service agreement are reimbursed by Merrill Lynch Life on an allocated cost basis. Charges billed to Merrill Lynch Life by MLIG pursuant to the agreement were $43.0 million for the year ended December 31, 1997.

STATE REGULATION

Merrill Lynch Life is subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering

Merrill Lynch Life's operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Merrill Lynch Life's books and accounts are subject to review by the Insurance Department at all times. A full examination of Merrill Lynch Life's operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. Merrill Lynch Life is also subject to the insurance laws and regulations of all jurisdictions in which it is licensed to do business.

YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Separate Account could be adversely affected if the computer systems used by Merrill Lynch Life or the other service providers do not properly address this problem prior to January 1, 2000. Merrill Lynch & Co., Inc. has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Merrill Lynch Life. Currently, Merrill Lynch Life does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Contracts at current levels. In addition, Merrill Lynch Life has sought assurances from the other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and Merrill Lynch Life will continue to monitor the situation. At this time, however, no assurance can be given that the other service providers have anticipated every step necessary to avoid any adverse effect on the Separate Account attributable to the Year 2000 Problem.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Merrill Lynch Life and MLPF&S are engaged in various kinds of routine litigation that, in the Company's judgment, is not material to Merrill Lynch Life's total assets or to MLPF&S.

EXPERTS

The financial statements of Merrill Lynch Life as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and of the Separate Account as of December 31, 1997 and for the periods presented, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.

Actuarial matters included in this Prospectus have been examined by Joseph E. Crowne, Jr., F.S.A., Chief Actuary and Chief Financial Officer of Merrill Lynch Life, as stated in his opinion filed as an exhibit to the registration statement.

LEGAL MATTERS

The organization of the Company, its authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, Merrill Lynch Life's Senior Vice President and General Counsel. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

REGISTRATION STATEMENTS

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the Contract and its investment options. This Prospectus does not contain all of the information in the registration statements as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

FINANCIAL STATEMENTS

The financial statements of Merrill Lynch Life, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Merrill Lynch Life to meet its obligations under the Contracts.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
Merrill Lynch Life Insurance Company:


We have audited the accompanying statement of net assets of Merrill Lynch Variable Life Separate Account (the "Account") as of December 31, 1997 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of Merrill Lynch Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund and unit investment trust securities owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1997 and the results of its operations and the changes in its net assets for the above periods in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules included herein are presented for the purpose of additional analysis and are not a required part of the basic financial statements. These schedules are the responsibility of the Company's management. Such schedules have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.




January 30, 1998

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 1997

ASSETS:                                                                    Cost                 Shares             Market Value
                                                                  --------------------- --------------------- ---------------------
Investments in Merrill Lynch Series Fund, Inc. (Note 1):
  Money Reserve Portfolio                                         $         63,548,989            63,548,989  $         63,548,989
  Intermediate Government Bond Portfolio                                    16,287,173             1,499,605            16,615,628
  Long-Term Corporate Bond Portfolio                                        14,688,340             1,286,854            15,081,929
  Capital Stock Portfolio                                                   31,767,842             1,432,533            38,377,551
  Growth Stock Portfolio                                                    31,877,145             1,299,502            42,649,668
  Multiple Strategy Portfolio                                               23,862,232             1,462,641            27,746,299
  High Yield Portfolio                                                      24,354,668             2,683,014            24,656,900
  Natural Resources Portfolio                                                2,458,404               274,536             2,229,229
  Global Strategy Portfolio                                                 35,197,639             2,253,795            39,306,193
  Balanced Portfolio                                                        11,034,733               781,572            12,333,202
                                                                  ---------------------                       ---------------------
                                                                           255,077,165                                 282,545,588
                                                                  ---------------------                       ---------------------
Investments in Merrill Lynch Variable Series Funds, Inc. (Note 1):
  Global Utility Focus Fund                                                  1,558,534               130,418             1,935,402
  International Equity Focus Fund                                           11,156,709               974,056            10,519,807
  Global Bond Focus Fund                                                     1,025,067               107,954             1,006,132
  Basic Value Focus Fund                                                    35,554,181             2,579,307            40,856,227
  Developing Capital Markets Focus Fund                                      6,278,665               620,296             5,719,129
  Special Value Focus Fund                                                   3,373,872               127,997             3,551,930
  Index 500 Fund                                                             4,171,380               331,379             4,466,348
                                                                  ---------------------                       ---------------------
                                                                            63,118,408                                  68,054,975
                                                                  ---------------------                       ---------------------
Investments in Alliance Variable Products Series Funds, Inc. (Note 1):
  Premier Growth Portfolio                                                   5,998,849              295,092             6,193,975
                                                                  ---------------------                       ---------------------
                                                                             5,998,849                                   6,193,975
                                                                  ---------------------                       ---------------------
Investments in MFS Variable Insurance Trust (Note 1):
  MFS Emerging Growth Series                                                 3,249,675              205,369             3,314,658
  MFS Research Series                                                        3,500,889              225,966             3,568,009
                                                                  ---------------------                       ---------------------
                                                                             6,750,564                                   6,882,667
                                                                  ---------------------                       ---------------------
Investments in AIM Variable Insurance Funds, Inc. (Note 1):
  AIM V.I. Value Fund                                                        4,009,482              188,947             3,935,762
  AIM V.I. Capital Appreciation Fund                                         1,397,918               61,976             1,347,969
                                                                  ---------------------                       ---------------------
                                                                             5,407,400                                   5,283,731
                                                                  ---------------------                       ---------------------




(continued)

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 1997 (continued)

                                                                                                 Units
                                                                                          -------------------

Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through K (Note 1):
     1998 Trust                                                                839,634             1,014,604             1,009,270
     1999 Trust                                                              1,011,110             1,300,432             1,222,783
     2000 Trust                                                                781,003             1,051,825               936,408
     2001 Trust                                                                275,431               353,946               298,380
     2002 Trust                                                                623,381               895,700               711,490
     2003 Trust                                                                306,347               482,014               351,393
     2004 Trust                                                              1,035,942             1,774,066             1,253,773
     2005 Trust                                                                645,329             1,134,921               763,564
     2006 Trust                                                                247,754               461,086               297,451
     2007 Trust                                                                155,638               299,730               181,444
     2008 Trust                                                                358,569               750,730               419,335
     2009 Trust                                                                 59,970               154,854                81,380
     2010 Trust                                                                530,796             1,107,010               541,904
     2011 Trust                                                                122,023               363,895               169,517
     2013 Trust                                                                160,468               493,562               202,637
     2014 Trust                                                              2,895,201             9,692,115             3,711,886
                                                                  ---------------------                       ---------------------
                                                                            10,048,596                                  12,152,615
                                                                  ---------------------                       ---------------------
  TOTAL ASSETS                                                    $        346,400,982                                 381,113,551
                                                                  =====================                       =====================

LIABILITIES:
Payable to Merrill Lynch Life Insurance Company                                                                         13,766,872
                                                                                                              ---------------------
  TOTAL LIABILITIES                                                                                                     13,766,872
                                                                                                              ---------------------
  NET ASSETS                                                                                                  $        367,346,679
                                                                                                              =====================

See Notes to Financial Statements

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                           1997                  1996                  1995
                                                                  --------------------- --------------------- ---------------------
Investment Income:
 Reinvested Dividends                                             $         18,534,136  $         12,043,745  $          7,040,646
 Mortality and Expense Charges (Note 3)                                     (2,791,171)           (1,751,522)           (1,098,797)
 Transaction Charges (Note 4)                                                  (36,928)              (28,838)              (18,263)
                                                                  --------------------- --------------------- ---------------------
  Net Investment Income                                                     15,706,037            10,263,385             5,923,586
                                                                  --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                                                 2,063,224               (45,179)             (309,482)
 Net Unrealized Gains                                                       18,236,659             8,986,838            10,659,883
                                                                  --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains                                         20,299,883             8,941,659            10,350,401
                                                                  --------------------- --------------------- ---------------------
Increase in Net Assets
 Resulting from Operations                                                  36,005,920            19,205,044            16,273,987
                                                                  --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                                  99,960,767            70,164,840            57,600,863
 Transfers of Policy Loading, Net (Note 3)                                   4,809,499             3,408,619             2,992,695
 Transfers Due to Deaths                                                    (1,185,686)             (813,683)           (1,461,703)
 Transfers Due to Other Terminations                                        (3,656,934)           (2,808,710)           (2,139,618)
 Transfers Due to Policy Loans                                              (2,605,297)           (2,600,351)           (1,721,984)
 Transfers of Cost of Insurance                                             (4,830,049)           (3,101,640)           (2,101,569)
 Transfers of Loan Processing Charges                                          (75,863)              (50,705)              (28,928)
                                                                  --------------------- --------------------- ---------------------
Increase in Net Assets
 Resulting from Principal Transactions                                      92,416,437            64,198,370            53,139,756
                                                                  --------------------- --------------------- ---------------------

Increase in Net Assets                                                     128,422,357            83,403,414            69,413,743
Net Assets Beginning Balance                                               238,924,322           155,520,908            86,107,165
                                                                  --------------------- --------------------- ---------------------
Net Assets Ending Balance                                         $        367,346,679  $        238,924,322  $        155,520,908
                                                                  ===================== ===================== =====================

See Notes to Financial Statements

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
Notes to Financial Statements

1. Merrill Lynch Variable Life Separate Account ("Account"), a separate account of Merrill Lynch Life Insurance Company ("Merrill Lynch Life") was established to support the operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by Arkansas State Insurance Law. Merrill Lynch Life is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill"). The Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of thirty-eight investment divisions (thirty-nine during the year). At any point in time, the Account may or may not be invested in all available divisions. Ten of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Series Fund, Inc. Seven of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch
   Variable Series Funds, Inc. One of the investment divisions invests in the securities of a single mutual fund portfolio of the Alliance Variable Products Series Fund, Inc. Two of the investments divisions each invest in the securities of a single mutual fund portfolio of the MFS Variable Insurance Trust. Two of the investment divisions each invest in the securities of a single mutual fund portfolio of the AIM Variable Insurance Funds, Inc. Sixteen of the investment divisions (seventeen during the year) each invest in the securities of a single trust of the Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through K ("Zero Trusts"). Each trust of the Zero Trusts consists of Stripped Treasury Securities with a fixed maturity date and a Treasury Note deposited to provide income to pay expenses of the trust.

   The assets of the Account are registered in the name of Merrill Lynch Life. The portion of the Account's assets attributable to the Contracts are not chargeable with liabilities arising out of any other business Merrill Lynch Life may conduct.

   The change in net assets accumulated in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits (without regard to the minimum death benefit guarantee) and other Contract benefits.

   The financial statements included herein have been prepared in accordance with generally accepted accounting principles for variable life separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. The following is a summary of significant accounting policies of the Account:

   Investments  in  the  divisions  are  included   in   the
   statement of net assets at the net asset value of the shares and units held.

   Dividend  income  is recognized on the ex-dividend  date.
   All dividends are automatically reinvested.

   Realized gains and losses on the sales of investments are computed on the first in first out method.

   The operations of the Account are included in the Federal income tax return of Merrill Lynch Life. Under the provisions of the Contracts, Merrill Lynch Life has the right to charge the Account for any Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Merrill Lynch Life pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, Merrill Lynch Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Contract loading, however, includes a charge for a significantly higher Federal income tax liability of Merrill Lynch Life (see Note 3). Charges for state and local taxes, if any, attributable to the Account may also be made.

3. Merrill Lynch Life assumes mortality and expense risks related to Contracts investing in the Account and deducts daily charges at a rate of .9% (on an annual basis) of the net assets of the Account to cover these risks.

   Merrill Lynch Life makes certain deductions from each premium. For certain Contracts, the deductions are made before the premium is allocated to the Account. For other Contracts, the deductions are taken in equal installments on the first through tenth Contract anniversaries. The deductions are for (1) sales load, (2) Federal income taxes, and (3) state and local premium taxes.

   In addition, the cost of providing life insurance coverage for the insureds will be deducted on the dates specified by the Contract. This cost will vary dependent upon the insured's underwriting class, sex (except where unisex rates are required by state law), attained age of each insured and the Contract's net amount at risk.

4. Merrill Lynch Life pays all transaction charges to Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of Merrill and sponsor of the Zero Trusts, on the sale of Zero Trust units to the Account. Merrill Lynch Life deducts a daily asset charge against the assets of each trust for the reimbursement of these transaction charges. The asset charge is equivalent to an effective annual rate of .34% (annually at the beginning of the year) of net assets for Contract owners.

5. Effective following the close of business on August 15, 1997,the Equity Growth Fund was renamed the Special Value
   Focus Fund. The Fund's investment objective was not modified.

   Effective following the close of business on December 6, 1996, the International Bond Fund was merged with and into the former World Income Focus Fund; the World Income Focus Fund was renamed the Global Bond Focus Fund; and the Fund's investment objective was modified.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                        Divisions Investing In
                                                                  -----------------------------------------------------------------
                                                                                             Intermediate            Long-Term
                                                     Total                 Money              Government             Corporate
                                                   Separate               Reserve                Bond                  Bond
                                                    Account              Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $         18,534,136  $          3,061,142  $          1,024,278  $            853,881
 Mortality and Expense Charges                        (2,791,171)             (432,030)             (139,164)             (116,107)
 Transaction Charges                                     (36,928)                    0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                        15,706,037             2,629,112               885,114               737,774
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           2,063,224                     0                28,903              (129,911)
 Net Unrealized Gains (Losses)                        18,236,659                     0               202,623               399,513
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)          20,299,883                     0               231,526               269,602
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                            36,005,920             2,629,112             1,116,640             1,007,376
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            99,960,767            80,752,279               309,156               618,629
 Transfers of Policy Loading, Net                      4,809,499             5,431,651               (94,415)              (65,801)
 Transfers Due to Deaths                              (1,185,686)             (211,759)              (34,457)              (48,608)
 Transfers Due to Other Terminations                  (3,656,934)             (527,652)             (199,221)             (257,966)
 Transfers Due to Policy Loans                        (2,605,297)             (661,570)              (19,762)              (84,885)
 Transfers of Cost of Insurance                       (4,830,049)             (961,359)             (186,799)             (177,136)
 Transfers of Loan Processing Charges                    (75,863)              (14,418)               (2,364)               (2,193)
 Transfers Among Investment Divisions                          0           (79,759,226)              988,023             3,327,999
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                92,416,437             4,047,946               760,161             3,310,039
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                    128,422,357             6,677,058             1,876,801             4,317,415
Net Assets Beginning Balance                         238,924,322            44,182,360            14,833,421            10,756,980
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $        367,346,679  $         50,859,418  $         16,710,222  $         15,074,395
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------

                                                    Capital               Growth               Multiple                High
                                                     Stock                 Stock               Strategy                Yield
                                                   Portfolio             Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $          1,534,321  $          2,954,096  $          1,430,984  $          1,815,929
 Mortality and Expense Charges                          (304,549)             (317,291)             (222,898)             (175,173)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                         1,229,772             2,636,805             1,208,086             1,640,756
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             177,958               519,115               (43,217)               66,054
 Net Unrealized Gains (Losses)                         4,630,014             6,064,599             2,796,441                (5,499)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)           4,807,972             6,583,714             2,753,224                60,555
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                             6,037,744             9,220,519             3,961,310             1,701,311
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             2,655,250             3,002,127             1,618,485             1,133,832
 Transfers of Policy Loading, Net                         23,121                23,716              (122,374)              (57,681)
 Transfers Due to Deaths                                 (93,442)             (110,623)             (132,745)              (97,350)
 Transfers Due to Other Terminations                    (484,772)             (324,025)             (390,645)             (204,648)
 Transfers Due to Policy Loans                          (235,369)             (485,892)              (84,527)             (113,971)
 Transfers of Cost of Insurance                         (486,711)             (543,329)             (360,114)             (275,393)
 Transfers of Loan Processing Charges                     (7,416)               (9,043)               (4,636)               (5,844)
 Transfers Among Investment Divisions                  5,273,125             6,858,211             2,873,888             9,318,948
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 6,643,786             8,411,142             3,397,332             9,697,893
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     12,681,530            17,631,661             7,358,642            11,399,204
Net Assets Beginning Balance                          25,862,344            24,989,798            20,376,299            13,166,433
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         38,543,874  $         42,621,459  $         27,734,941  $         24,565,637
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                                                                                      Global
                                                    Natural               Global                                      Utility
                                                   Resources             Strategy              Balanced                Focus
                                                   Portfolio             Portfolio             Portfolio               Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             16,971  $          1,984,898  $          1,063,388  $             48,805
 Mortality and Expense Charges                           (22,152)             (322,626)              (95,480)              (13,670)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (5,181)            1,662,272               967,908                35,135
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             111,013               196,560                49,619                49,962
 Net Unrealized Gains (Losses)                          (413,042)            1,050,704               545,849               269,176
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)            (302,029)            1,247,264               595,468               319,138
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                              (307,210)            2,909,536             1,563,376               354,273
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               171,332             3,285,567               747,249               111,780
 Transfers of Policy Loading, Net                        (10,221)             (115,769)              (66,625)               (4,198)
 Transfers Due to Deaths                                       0              (138,684)              (45,737)                    0
 Transfers Due to Other Terminations                     (44,526)             (511,741)              (94,509)              (11,478)
 Transfers Due to Policy Loans                               362              (258,709)              (63,906)              (14,092)
 Transfers of Cost of Insurance                          (32,834)             (576,387)             (156,716)              (19,823)
 Transfers of Loan Processing Charges                       (319)              (10,810)               (2,576)                 (130)
 Transfers Among Investment Divisions                    212,353             6,664,342             1,705,254               374,103
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   296,147             8,337,809             2,022,434               436,162
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        (11,063)           11,247,345             3,585,810               790,435
Net Assets Beginning Balance                           2,239,532            28,040,964             8,573,557             1,144,485
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          2,228,469  $         39,288,309  $         12,159,367  $          1,934,920
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                 International            Global                 Basic              Developing
                                                    Equity                 Bond                  Value                Capital
                                                    Focus                  Focus                 Focus             Markets Focus
                                                     Fund                  Fund                  Fund                  Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            214,325  $             61,646  $          2,148,291  $             92,408
 Mortality and Expense Charges                           (92,275)               (8,564)             (280,173)              (58,702)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           122,050                53,082             1,868,118                33,706
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             193,102                (8,217)              319,132                87,634
 Net Unrealized Gains (Losses)                        (1,033,706)              (32,725)            2,665,523              (718,388)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)            (840,604)              (40,942)            2,984,655              (630,754)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                              (718,554)               12,140             4,852,773              (597,048)
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             1,097,659               112,341             2,539,207               796,454
 Transfers of Policy Loading, Net                         (9,101)                 (502)              (81,910)                1,174
 Transfers Due to Deaths                                (108,221)                    0               (98,994)              (37,303)
 Transfers Due to Other Terminations                     (55,367)               (9,771)             (200,584)              (63,117)
 Transfers Due to Policy Loans                           (19,024)              (11,222)             (322,540)              (63,397)
 Transfers of Cost of Insurance                         (169,695)              (15,333)             (502,869)              (93,497)
 Transfers of Loan Processing Charges                     (2,465)                  (14)               (5,680)               (1,150)
 Transfers Among Investment Divisions                  2,569,724               (20,382)           15,311,530               779,810
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 3,303,510                55,117            16,638,160             1,318,974
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      2,584,956                67,257            21,490,933               721,926
Net Assets Beginning Balance                           7,794,744               938,559            19,345,706             4,934,396
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         10,379,700  $          1,005,816  $         40,836,639  $          5,656,322
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                    Special                                                            MFS
                                                     Value                 Index                Premier              Emerging
                                                     Focus                  500                 Growth                Growth
                                                     Fund                  Fund                Portfolio              Series
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             85,609  $                  0  $                888  $                  0
 Mortality and Expense Charges                           (25,040)              (15,755)              (16,038)              (10,636)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            60,569               (15,755)              (15,150)              (10,636)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              25,948                 4,833                17,322                31,933
 Net Unrealized Gains (Losses)                           139,551               294,968               195,126                64,983
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             165,499               299,801               212,448                96,916
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               226,068               284,046               197,298                86,280
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               132,757                53,563               201,131                68,836
 Transfers of Policy Loading, Net                         (4,099)               (2,313)                7,645                 3,043
 Transfers Due to Deaths                                       0               (15,178)                    0                     0
 Transfers Due to Other Terminations                      (5,437)               (2,863)               (1,986)               (4,728)
 Transfers Due to Policy Loans                            (4,230)                 (395)              (18,646)              (10,611)
 Transfers of Cost of Insurance                          (31,479)              (19,968)              (30,555)              (30,261)
 Transfers of Loan Processing Charges                       (311)                 (626)               (1,029)                 (518)
 Transfers Among Investment Divisions                  1,570,344             4,154,793             5,681,005             3,187,612
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 1,657,545             4,167,013             5,837,565             3,213,373
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      1,883,613             4,451,059             6,034,863             3,299,653
Net Assets Beginning Balance                           1,667,274                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          3,550,887  $          4,451,059  $          6,034,863  $          3,299,653
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                                                               AIM V.I.
                                                     MFS                  AIM V.I.             Capital
                                                   Research                Value             Appreciation              1997
                                                    Series                 Fund                  Fund                  Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $            124,894  $             17,382  $                  0
 Mortality and Expense Charges                           (10,708)               (9,699)               (4,667)                 (356)
 Transaction Charges                                           0                     0                     0                  (129)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (10,708)              115,195                12,715                  (485)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              14,825                 7,233                18,270                32,599
 Net Unrealized Gains (Losses)                            67,120               (73,720)              (49,949)              (30,951)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              81,945               (66,487)              (31,679)                1,648
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                71,237                48,708               (18,964)                1,163
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                86,976                56,856                55,299                     0
 Transfers of Policy Loading, Net                          2,776                   (53)                1,870                (1,313)
 Transfers Due to Deaths                                       0               (11,341)                    0                     0
 Transfers Due to Other Terminations                      (2,421)               (3,980)                 (150)                  216
 Transfers Due to Policy Loans                           (25,774)                   24               (11,453)                    0
 Transfers of Cost of Insurance                          (19,326)              (18,707)               (8,800)                 (331)
 Transfers of Loan Processing Charges                       (542)                 (664)                 (191)                   44
 Transfers Among Investment Divisions                  3,299,288             3,432,485             1,329,926              (353,324)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 3,340,977             3,454,620             1,366,501              (354,708)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      3,412,214             3,503,328             1,347,537              (353,545)
Net Assets Beginning Balance                                   0                     0                     0               353,545
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          3,412,214  $          3,503,328  $          1,347,537  $                  0
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     1998                  1999                  2000                  2001
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (8,966)              (10,685)               (8,105)               (2,038)
 Transaction Charges                                      (3,384)               (4,034)               (3,061)                 (772)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (12,350)              (14,719)              (11,166)               (2,810)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                               5,521                 9,645                14,192                 3,810
 Net Unrealized Gains (Losses)                            49,493                61,471                45,718                14,238
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              55,014                71,116                59,910                18,048
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                42,664                56,397                48,744                15,238
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 2,016                 3,172                 9,609                 3,327
 Transfers of Policy Loading, Net                         (7,846)               (9,449)               (6,592)               (5,055)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                          59                    55               (29,935)                  (79)
 Transfers Due to Policy Loans                            (1,787)                2,400                (6,763)              (20,654)
 Transfers of Cost of Insurance                           (7,118)              (13,088)              (10,007)               (2,772)
 Transfers of Loan Processing Charges                        (50)                 (812)                 (234)                  (48)
 Transfers Among Investment Divisions                      4,943                22,918               135,012               143,929
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                    (9,783)                5,196                91,090               118,648
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                              32,881                61,593               139,834               133,886
                                                         975,982             1,160,676               796,195               164,361
Net Assets Ending Balance                   --------------------- --------------------- --------------------- ---------------------
                                            $          1,008,863  $          1,222,269  $            936,029  $            298,247
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2002                  2003                  2004                  2005
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (6,076)               (2,431)               (9,680)               (6,524)
 Transaction Charges                                      (2,295)                 (920)               (3,658)               (2,463)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (8,371)               (3,351)              (13,338)               (8,987)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                               6,813                 5,427                38,160                10,438
 Net Unrealized Gains (Losses)                            48,467                22,626                73,112                69,622
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              55,280                28,053               111,272                80,060
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                46,909                24,702                97,934                71,073
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 6,610                28,786                18,132
 Transfers of Policy Loading, Net                         (4,924)                 (992)                  (60)               (4,530)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                           1                   (75)                3,305                (8,291)
 Transfers Due to Policy Loans                            (9,150)              (15,991)              (28,232)                    0
 Transfers of Cost of Insurance                           (7,559)               (3,882)              (11,795)               (8,283)
 Transfers of Loan Processing Charges                        (37)                 (415)                 (109)                  (19)
 Transfers Among Investment Divisions                     65,946               130,100               208,675               (13,957)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                    44,277               115,355               200,570               (16,948)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                         91,186               140,057               298,504                54,125
Net Assets Beginning Balance                             620,003               211,188               954,766               709,126
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            711,189  $            351,245  $          1,253,270  $            763,251
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2006                  2007                  2008                  2009
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (2,228)               (1,059)               (2,939)                 (705)
 Transaction Charges                                        (842)                 (402)               (1,111)                 (266)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (3,070)               (1,461)               (4,050)                 (971)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                               1,717                   801                 3,163                 9,593
 Net Unrealized Gains (Losses)                            27,825                19,338                47,651                  (248)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              29,542                20,139                50,814                 9,345
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                26,472                18,678                46,764                 8,374
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                39,168                 1,717                38,579                16,681
 Transfers of Policy Loading, Net                           (919)                 (845)               (1,053)               (1,800)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                         (14)                  (93)                  (80)              (30,350)
 Transfers Due to Policy Loans                                 0                     0                (4,900)                    0
 Transfers of Cost of Insurance                           (1,902)               (1,181)               (3,846)               (1,535)
 Transfers of Loan Processing Charges                         (5)                  (18)                 (338)                    1
 Transfers Among Investment Divisions                         79               130,235               100,294                   (20)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                    36,407               129,815               128,656               (17,023)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                         62,879               148,493               175,420                (8,649)
Net Assets Beginning Balance                             234,452                32,876               243,741                90,000
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            297,331  $            181,369  $            419,161  $             81,351
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2010                  2011                  2013                  2014
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                     $                  0  $                  0
 Mortality and Expense Charges                            (4,808)               (1,691)               (1,378)              (28,105)
 Transaction Charges                                      (1,815)                 (637)                 (521)              (10,618)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (6,623)               (2,328)               (1,899)              (38,723)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              85,341                73,982                   479                23,472
 Net Unrealized Gains (Losses)                            (3,039)               49,240                31,648               651,287
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              82,302               123,222                32,127               674,759
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                75,679               120,894                30,228               636,036
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 5,603                 2,413                46,077               132,112
 Transfers of Policy Loading, Net                          7,604                (8,160)                3,553                (8,054)
 Transfers Due to Deaths                                  (1,244)                    0                     0                     0
 Transfers Due to Other Terminations                         375              (190,109)                  (33)                 (299)
 Transfers Due to Policy Loans                                 0                     0                     0               (10,631)
 Transfers of Cost of Insurance                           (4,517)               (2,471)               (1,587)              (31,084)
 Transfers of Loan Processing Charges                        (81)                   13                   (51)                 (765)
 Transfers Among Investment Divisions                   (100,379)              (75,903)                6,517               461,780
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   (92,639)             (274,217)               54,476               543,059
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        (16,960)             (153,323)               84,704             1,179,095
Net Assets Beginning Balance                             558,584               322,763               117,834             2,531,378
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            541,624  $            169,440  $            202,538  $          3,710,473
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                        Divisions Investing In
                                                                  -----------------------------------------------------------------
                                                                                             Intermediate            Long-Term
                                                     Total                 Money              Government             Corporate
                                                   Separate               Reserve                Bond                  Bond
                                                    Account              Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $         12,043,745  $          2,259,703  $            882,178  $            625,900
 Mortality and Expense Charges                        (1,751,522)             (338,561)             (118,016)              (83,645)
 Transaction Charges                                     (28,838)                    0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                        10,263,385             1,921,142               764,162               542,255
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             (45,179)                    0                18,190               (69,537)
 Net Unrealized Gains (Losses)                         8,986,838                     0              (494,507)             (262,935)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)           8,941,659                     0              (476,317)             (332,472)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                            19,205,044             1,921,142               287,845               209,783
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            70,164,840            57,111,336               274,240               441,258
 Transfers of Policy Loading, Net                      3,408,619             3,817,075               (65,305)              (45,661)
 Transfers Due to Deaths                                (813,683)             (279,751)              (18,739)              (40,588)
 Transfers Due to Other Terminations                  (2,808,710)             (380,432)              (76,682)             (101,534)
 Transfers Due to Policy Loans                        (2,600,351)           (1,084,294)              (52,385)              (42,333)
 Transfers of Cost of Insurance                       (3,101,640)             (629,669)             (140,278)             (119,430)
 Transfers of Loan Processing Charges                    (50,705)              (10,186)               (1,605)               (1,801)
 Transfers Among Investment Divisions                          0           (49,154,498)            2,922,480             2,331,559
 Transfer of Merged Funds                                      0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                64,198,370             9,389,581             2,841,726             2,421,470
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     83,403,414            11,310,723             3,129,571             2,631,253
Net Assets Beginning Balance                         155,520,908            32,871,637            11,703,850             8,125,727
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $        238,924,322  $         44,182,360  $         14,833,421  $         10,756,980
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------

                                                    Capital               Growth               Multiple                High
                                                     Stock                 Stock               Strategy                Yield
                                                   Portfolio             Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $          2,849,273  $            474,609  $          2,134,807  $            991,648
 Mortality and Expense Charges                          (189,168)             (168,016)             (161,312)              (93,784)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                         2,660,105               306,593             1,973,495               897,864
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                            (192,580)               76,061              (205,247)              (38,619)
 Net Unrealized Gains (Losses)                           677,575             2,799,507               511,360               263,711
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             484,995             2,875,568               306,113               225,092
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                             3,145,100             3,182,161             2,279,608             1,122,956
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             2,079,423             1,942,040             1,309,262               764,317
 Transfers of Policy Loading, Net                        (43,754)              (21,164)              (65,905)              (51,806)
 Transfers Due to Deaths                                 (92,681)               (8,492)              (75,789)               (3,979)
 Transfers Due to Other Terminations                    (321,383)             (260,142)             (312,254)             (358,814)
 Transfers Due to Policy Loans                          (145,225)             (397,438)             (171,503)             (204,029)
 Transfers of Cost of Insurance                         (328,889)             (333,742)             (276,061)             (163,545)
 Transfers of Loan Processing Charges                     (5,535)               (6,120)               (4,502)               (4,660)
 Transfers Among Investment Divisions                  4,872,794             7,878,892             1,654,189             4,143,862
 Transfer of Merged Funds                                      0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 6,014,750             8,793,834             2,057,437             4,121,346
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      9,159,850            11,975,995             4,337,045             5,244,302
Net Assets Beginning Balance                          16,702,494            13,013,803            16,039,254             7,922,131
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         25,862,344  $         24,989,798  $         20,376,299  $         13,166,433
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                                                                                      Global
                                                    Natural               Global                                      Utility
                                                   Resources             Strategy              Balanced                Focus
                                                   Portfolio             Portfolio             Portfolio               Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             35,904  $            658,077  $            339,821  $             26,694
 Mortality and Expense Charges                           (18,240)             (216,109)              (61,936)               (6,067)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            17,664               441,968               277,885                20,627
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              88,450                51,512                16,557                 6,978
 Net Unrealized Gains (Losses)                           143,526             2,581,792               341,710                68,172
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             231,976             2,633,304               358,267                75,150
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               249,640             3,075,272               636,152                95,777
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               181,972             2,473,052               553,126                47,855
 Transfers of Policy Loading, Net                         (3,920)              (44,092)              (27,821)                   40
 Transfers Due to Deaths                                       0              (158,560)               (1,125)                    0
 Transfers Due to Other Terminations                     (55,127)             (514,227)             (209,048)                 (554)
 Transfers Due to Policy Loans                           (22,880)             (192,425)              (60,254)               (5,578)
 Transfers of Cost of Insurance                          (28,415)             (421,815)             (118,014)              (10,007)
 Transfers of Loan Processing Charges                       (167)               (6,017)               (2,108)                 (145)
 Transfers Among Investment Divisions                    291,252             3,487,282             2,554,987               650,138
 Transfer of Merged Funds                                      0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   362,715             4,623,198             2,689,743               681,749
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        612,355             7,698,470             3,325,895               777,526
Net Assets Beginning Balance                           1,627,177            20,342,494             5,247,662               366,959
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          2,239,532  $         28,040,964  $          8,573,557  $          1,144,485
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                 International            Global                 Basic
                                                    Equity                 Bond                  Value             International
                                                    Focus                  Focus                 Focus                 Bond
                                                     Fund                  Fund                  Fund                  Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             58,526  $             29,074  $            596,893  $             19,027
 Mortality and Expense Charges                           (55,091)               (3,779)             (118,246)               (2,285)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                             3,435                25,295               478,647                16,742
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                               1,353                   347                54,169                (2,241)
 Net Unrealized Gains (Losses)                           266,897                 7,902             1,807,802                  (796)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             268,250                 8,249             1,861,971                (3,037)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               271,685                33,544             2,340,618                13,705
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               756,559                40,516             1,276,821                44,422
 Transfers of Policy Loading, Net                         (3,515)                  509                (5,302)                  902
 Transfers Due to Deaths                                 (33,903)                    0               (68,358)                 (877)
 Transfers Due to Other Terminations                     (41,605)                 (552)             (123,456)                1,893
 Transfers Due to Policy Loans                           (64,171)                    0               (76,540)                 (988)
 Transfers of Cost of Insurance                         (114,440)               (5,978)             (241,687)               (4,818)
 Transfers of Loan Processing Charges                     (1,964)                 (147)               (2,269)                  (41)
 Transfers Among Investment Divisions                  2,803,185               284,230             7,975,786               218,985
 Transfer of Merged Funds                                      0               367,255                     0              (367,255)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 3,300,146               685,833             8,734,995              (107,777)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      3,571,831               719,377            11,075,613               (94,072)
Net Assets Beginning Balance                           4,222,913               219,182             8,270,093                94,072
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          7,794,744  $            938,559  $         19,345,706  $                  0
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                  Developing              Special
                                                    Capital                Value
                                                 Markets Focus             Focus                 1996                  1997
                                                     Fund                  Fund                  Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             61,179  $                432  $                  0  $                  0
 Mortality and Expense Charges                           (36,040)               (4,712)                 (249)               (2,858)
 Transaction Charges                                           0                     0                   (91)               (1,075)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            25,139                (4,280)                 (340)               (3,933)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             (20,703)                 (914)               10,567                 1,373
 Net Unrealized Gains (Losses)                           250,904                38,506                (9,400)               14,566
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             230,201                37,592                 1,167                15,939
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               255,340                33,312                   827                12,006
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               610,043                25,818                     0                 3,518
 Transfers of Policy Loading, Net                         11,064                 1,255                  (728)               (2,396)
 Transfers Due to Deaths                                 (30,841)                    0                     0                     0
 Transfers Due to Other Terminations                     (31,692)               (1,214)                  159                   (67)
 Transfers Due to Policy Loans                           (57,503)                    0                     0                 1,090
 Transfers of Cost of Insurance                          (64,681)               (7,114)                 (210)               (3,936)
 Transfers of Loan Processing Charges                       (863)                 (221)                   23                   (46)
 Transfers Among Investment Divisions                  1,835,923             1,615,438              (222,425)               65,390
 Transfer of Merged Funds                                      0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 2,271,450             1,633,962              (223,181)               63,553
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      2,526,790             1,667,274              (222,354)               75,559
Net Assets Beginning Balance                           2,407,606                     0               222,354               277,986
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          4,934,396  $          1,667,274  $                  0  $            353,545
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     1998                  1999                  2000                  2001
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (8,548)               (9,461)               (6,622)                 (967)
 Transaction Charges                                      (3,218)               (3,562)               (2,493)                 (365)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (11,766)              (13,023)               (9,115)               (1,332)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                               6,017                 5,854                12,442                   700
 Net Unrealized Gains (Losses)                            37,385                37,303                12,222                 4,215
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              43,402                43,157                24,664                 4,915
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                31,636                30,134                15,549                 3,583
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 2,729                 2,079                11,888                 1,320
 Transfers of Policy Loading, Net                         (7,282)               (9,924)               (4,276)                 (634)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                     (17,187)               13,021                   (80)               (9,468)
 Transfers Due to Policy Loans                               (34)                3,211               (12,327)                    0
 Transfers of Cost of Insurance                           (6,841)              (12,333)               (7,564)                 (930)
 Transfers of Loan Processing Charges                        (90)                 (606)                 (122)                  (44)
 Transfers Among Investment Divisions                    151,070               136,353                52,712               114,790
 Transfer of Merged Funds                                      0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   122,365               131,801                40,231               105,034
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        154,001               161,935                55,780               108,617
Net Assets Beginning Balance                             821,981               998,741               740,415                55,744
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            975,982  $          1,160,676  $            796,195  $            164,361
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2002                  2003                  2004                  2005
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (4,865)               (1,249)               (7,310)               (7,624)
 Transaction Charges                                      (1,836)                 (471)               (2,753)               (2,871)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (6,701)               (1,720)              (10,063)              (10,495)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                               3,431                   936                17,968                48,027
 Net Unrealized Gains (Losses)                            10,227                 4,471               (10,934)              (65,787)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              13,658                 5,407                 7,034               (17,760)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                 6,957                 3,687                (3,029)              (28,255)
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 9,067                24,881                21,785
 Transfers of Policy Loading, Net                         (2,544)                 (127)               (5,811)               (3,031)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                        (335)                  (86)               17,456               (23,693)
 Transfers Due to Policy Loans                            (3,280)                    0                (3,357)               (2,263)
 Transfers of Cost of Insurance                           (6,687)               (2,134)              (11,301)               (8,848)
 Transfers of Loan Processing Charges                        (65)                 (369)                 (254)                  (38)
 Transfers Among Investment Divisions                    429,537                95,804               127,953               115,644
 Transfer of Merged Funds                                      0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   416,626               102,155               149,567                99,556
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        423,583               105,842               146,538                71,301
Net Assets Beginning Balance                             196,420               105,346               808,228               637,825
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            620,003  $            211,188  $            954,766  $            709,126
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2006                  2007                  2008                  2009
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (1,207)                 (282)               (1,849)                 (689)
 Transaction Charges                                        (456)                 (107)                 (697)                 (259)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (1,663)                 (389)               (2,546)                 (948)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                                 655                   202                 2,072                   542
 Net Unrealized Gains (Losses)                             3,403                  (764)               (4,484)               (1,142)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)               4,058                  (562)               (2,412)                 (600)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                 2,395                  (951)               (4,958)               (1,548)
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 1,301                33,415                     0
 Transfers of Policy Loading, Net                           (506)                 (218)                  556                  (158)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                         (15)                   (2)                  (65)                  (22)
 Transfers Due to Policy Loans                                 0                     0                 1,630                     0
 Transfers of Cost of Insurance                           (1,015)                 (385)               (2,980)               (1,195)
 Transfers of Loan Processing Charges                        (23)                   (1)                 (304)                   (4)
 Transfers Among Investment Divisions                    162,335                     2                22,434                20,781
 Transfer of Merged Funds                                      0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   160,776                   697                54,686                19,402
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        163,171                  (254)               49,728                17,854
Net Assets Beginning Balance                              71,281                33,130               194,013                72,146
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            234,452  $             32,876  $            243,741  $             90,000
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2010                  2011                  2013                  2014
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (3,648)               (2,818)                 (822)              (15,447)
 Transaction Charges                                      (1,376)               (1,061)                 (310)               (5,837)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (5,024)               (3,879)               (1,132)              (21,284)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              (1,501)                3,521                 2,269                55,970
 Net Unrealized Gains (Losses)                             5,242              (124,824)               (1,550)               75,563
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)               3,741              (121,303)                  719               131,533
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                (1,283)             (125,182)                 (413)              110,249
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 2,719                 2,406                47,499                68,173
 Transfers of Policy Loading, Net                          4,058                (1,867)                4,531               (13,624)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                        (218)                  (13)                   26                (1,298)
 Transfers Due to Policy Loans                            (7,845)                    0                   370                     0
 Transfers of Cost of Insurance                           (3,366)               (3,609)               (1,853)              (17,870)
 Transfers of Loan Processing Charges                        (48)                   (6)                  (69)                 (288)
 Transfers Among Investment Divisions                    266,394               108,244                   120             1,986,378
 Transfer of Merged Funds                                      0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   261,694               105,155                50,624             2,021,471
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        260,411               (20,027)               50,211             2,131,720
Net Assets Beginning Balance                             298,173               342,790                67,623               399,658
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            558,584  $            322,763  $            117,834  $          2,531,378
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                        Divisions Investing In
                                                                  -----------------------------------------------------------------
                                                                                             Intermediate            Long-Term
                                                     Total                 Money              Government             Corporate
                                                   Separate               Reserve                Bond                  Bond
                                                    Account              Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $          7,040,646  $          2,042,506  $            590,260  $            471,729
 Mortality and Expense Charges                        (1,098,797)             (276,122)              (77,890)              (60,109)
 Transaction Charges                                     (18,263)                    0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                         5,923,586             1,766,384               512,370               411,620
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                            (309,482)                    0              (161,089)              (84,296)
 Net Unrealized Gains (Losses)                        10,659,883                     0               967,267               831,382
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)          10,350,401                     0               806,178               747,086
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                            16,273,987             1,766,384             1,318,548             1,158,706
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            57,600,863            48,585,875               237,242               206,770
 Transfers of Policy Loading, Net                      2,992,695             3,263,562               (47,077)              (58,349)
 Transfers Due to Deaths                              (1,461,703)              (89,375)             (242,713)             (243,177)
 Transfers Due to Other Terminations                  (2,139,618)             (281,643)              (15,301)             (159,890)
 Transfers Due to Policy Loans                        (1,721,984)             (662,050)              (21,269)              (22,813)
 Transfers of Cost of Insurance                       (2,101,569)             (539,265)              (95,544)              (78,535)
 Transfers of Loan Processing Charges                    (28,928)               (4,005)               (2,139)               (1,110)
 Transfers Among Investment Divisions                          0           (45,681,956)            5,740,096             2,729,204
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                53,139,756             4,591,143             5,553,295             2,372,100
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     69,413,743             6,357,527             6,871,843             3,530,806
Net Assets Beginning Balance                          86,107,165            26,514,110             4,832,007             4,594,921
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $        155,520,908  $         32,871,637  $         11,703,850  $          8,125,727
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------

                                                    Capital               Growth               Multiple                High
                                                     Stock                 Stock               Strategy                Yield
                                                   Portfolio             Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            702,946  $            332,737  $          1,029,923  $            530,868
 Mortality and Expense Charges                          (109,563)              (73,632)             (120,845)              (48,511)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           593,383               259,105               909,078               482,357
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             (57,970)              (58,237)             (148,847)              (47,719)
 Net Unrealized Gains (Losses)                         1,648,314             2,148,543             1,270,564               250,744
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)           1,590,344             2,090,306             1,121,717               203,025
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                             2,183,727             2,349,411             2,030,795               685,382
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             1,137,847             1,068,231             1,066,156               579,214
 Transfers of Policy Loading, Net                        (62,080)                6,422               (44,104)                3,154
 Transfers Due to Deaths                                (306,000)              (10,301)              (65,938)               (2,080)
 Transfers Due to Other Terminations                    (273,101)              (97,817)             (337,461)              (42,371)
 Transfers Due to Policy Loans                          (216,960)             (102,930)              (92,141)              (72,558)
 Transfers of Cost of Insurance                         (192,230)             (159,365)             (203,001)             (105,754)
 Transfers of Loan Processing Charges                     (2,660)               (2,120)               (2,802)               (2,953)
 Transfers Among Investment Divisions                  7,075,715             5,643,336             3,815,780             4,138,536
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 7,160,531             6,345,456             4,136,489             4,495,188
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      9,344,258             8,694,867             6,167,284             5,180,570
Net Assets Beginning Balance                           7,358,236             4,318,936             9,871,970             2,741,561
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         16,702,494  $         13,013,803  $         16,039,254  $          7,922,131
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                                                                                      Global
                                                    Natural               Global                                      Utility
                                                   Resources             Strategy              Balanced                Focus
                                                   Portfolio             Portfolio             Portfolio               Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             23,752  $            808,709  $            274,872  $              7,374
 Mortality and Expense Charges                           (12,008)             (159,374)              (37,964)               (1,669)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            11,744               649,335               236,908                 5,705
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              47,638                56,413               (36,077)                2,396
 Net Unrealized Gains (Losses)                            74,639               917,790               540,526                41,816
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             122,277               974,203               504,449                44,212
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               134,021             1,623,538               741,357                49,917
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               173,219             2,484,243               437,292                12,013
 Transfers of Policy Loading, Net                           (227)               (1,635)              (32,229)               (1,185)
 Transfers Due to Deaths                                       0              (257,767)             (244,352)                    0
 Transfers Due to Other Terminations                     (27,497)             (449,161)              (88,275)                 (305)
 Transfers Due to Policy Loans                           (11,517)             (299,628)              (12,334)                    0
 Transfers of Cost of Insurance                          (25,805)             (358,387)              (80,463)               (3,959)
 Transfers of Loan Processing Charges                       (319)               (4,268)               (1,398)                  (34)
 Transfers Among Investment Divisions                    365,584             3,046,233             1,511,909               246,773
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   473,438             4,159,630             1,490,150               253,303
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        607,459             5,783,168             2,231,507               303,220
Net Assets Beginning Balance                           1,019,718            14,559,326             3,016,155                63,739
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          1,627,177  $         20,342,494  $          5,247,662  $            366,959
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                 International            Global                 Basic
                                                    Equity                 Bond                  Value             International
                                                    Focus                  Focus                 Focus                 Bond
                                                     Fund                  Fund                  Fund                  Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             87,517  $              8,615  $            106,693  $              8,339
 Mortality and Expense Charges                           (23,269)                 (756)              (34,416)                 (909)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            64,248                 7,859                72,277                 7,430
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             (50,146)                   23                 2,816                 1,587
 Net Unrealized Gains (Losses)                           207,950                 6,982               824,592                 1,447
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             157,804                 7,005               827,408                 3,034
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               222,052                14,864               899,685                10,464
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               484,768                18,466               527,518                12,428
 Transfers of Policy Loading, Net                         (7,642)                  825                (2,243)                 (784)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                    (123,171)                 (121)              (59,804)               (2,748)
 Transfers Due to Policy Loans                           (98,219)                9,020               (13,838)                7,037
 Transfers of Cost of Insurance                          (67,572)               (1,412)              (88,195)               (3,757)
 Transfers of Loan Processing Charges                       (704)                  (83)               (1,106)                  (86)
 Transfers Among Investment Divisions                  1,625,203               125,435             5,642,607               (13,353)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 1,812,663               152,130             6,004,939                (1,263)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      2,034,715               166,994             6,904,624                 9,201
Net Assets Beginning Balance                           2,188,198                52,188             1,365,469                84,871
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          4,222,913  $            219,182  $          8,270,093  $             94,072
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                  Developing
                                                   Capital
                                                 Markets Focus             1995                  1996                  1997
                                                     Fund                  Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             13,806  $                  0  $                  0  $                  0
 Mortality and Expense Charges                           (13,411)               (1,483)               (1,358)               (1,725)
 Transaction Charges                                           0                  (558)                 (514)                 (652)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                               395                (2,041)               (1,872)               (2,377)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             (43,247)               12,157                   789                   310
 Net Unrealized Gains (Losses)                            31,160                (1,196)                8,972                16,365
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             (12,087)               10,961                 9,761                16,675
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               (11,692)                8,920                 7,889                14,298
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               446,742                     0                 6,557                 2,609
 Transfers of Policy Loading, Net                          6,365                (1,240)                  186                   237
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                     (24,891)               (5,133)                 (118)                 (168)
 Transfers Due to Policy Loans                           (17,128)                    0                (9,116)                    0
 Transfers of Cost of Insurance                          (39,732)               (1,291)               (1,698)               (2,572)
 Transfers of Loan Processing Charges                     (2,002)                   10                   (40)                  (26)
 Transfers Among Investment Divisions                    567,104              (117,487)              178,394               231,794
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   936,458              (125,141)              174,165               231,874
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        924,766              (116,221)              182,054               246,172
Net Assets Beginning Balance                           1,482,840               116,221                40,300                31,814
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          2,407,606  $                  0  $            222,354  $            277,986
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     1998                  1999                  2000                  2001
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (7,049)               (7,718)               (5,481)                 (915)
 Transaction Charges                                      (2,664)               (2,917)               (2,070)                 (345)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (9,713)              (10,635)               (7,551)               (1,260)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              12,007                 9,541                 1,741                12,302
 Net Unrealized Gains (Losses)                            83,423               113,158                98,041                 4,321
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              95,430               122,699                99,782                16,623
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                85,717               112,064                92,231                15,363
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 1,898                 3,995                23,896                 1,194
 Transfers of Policy Loading, Net                        (17,373)               (3,399)               (2,494)                 (381)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                    (132,812)                 (540)                  110                     3
 Transfers Due to Policy Loans                                 7               (60,000)               (2,825)               (3,268)
 Transfers of Cost of Insurance                           (7,052)               (9,302)               (7,926)               (1,541)
 Transfers of Loan Processing Charges                        (95)                 (243)                 (205)                   (1)
 Transfers Among Investment Divisions                    777,277               802,185               350,856                (5,671)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   621,850               732,696               361,412                (9,665)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        707,567               844,760               453,643                 5,698
Net Assets Beginning Balance                             114,414               153,981               286,772                50,046
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            821,981  $            998,741  $            740,415  $             55,744
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2002                  2003                  2004                  2005
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (1,352)                 (911)               (6,222)               (4,063)
 Transaction Charges                                        (511)                 (344)               (2,348)               (1,537)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (1,863)               (1,255)               (8,570)               (5,600)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                                 385                 6,784                30,917                 1,337
 Net Unrealized Gains (Losses)                            29,570                17,905               150,791               113,569
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              29,955                24,689               181,708               114,906
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                28,092                23,434               173,138               109,306
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                     0                30,500                10,212
 Transfers of Policy Loading, Net                           (831)                  217                (3,307)                  460
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                         (63)                  (59)                 (226)                  245
 Transfers Due to Policy Loans                                 0                     0               (10,000)                    0
 Transfers of Cost of Insurance                           (1,137)               (1,521)               (8,914)               (4,000)
 Transfers of Loan Processing Charges                        (10)                   (9)                 (204)                  (54)
 Transfers Among Investment Divisions                     72,433                77,361               219,263               491,998
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                    70,392                75,989               227,112               498,861
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                         98,484                99,423               400,250               608,167
Net Assets Beginning Balance                              97,936                 5,923               407,978                29,658
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            196,420  $            105,346  $            808,228  $            637,825
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2006                  2007                  2008                  2009
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (540)                 (221)                 (614)                 (898)
 Transaction Charges                                        (204)                  (83)                 (233)                 (338)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (744)                 (304)                 (847)               (1,236)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                                 293                   163                 3,614                20,240
 Net Unrealized Gains (Losses)                            17,073                 7,219                17,580                16,726
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              17,366                 7,382                21,194                36,966
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                16,622                 7,078                20,347                35,730
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 1,010                20,456                 5,576
 Transfers of Policy Loading, Net                           (472)                 (226)                  735                  (225)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                         (10)                  (17)                 (122)                   48
 Transfers Due to Policy Loans                                 0                     0                (7,000)                    0
 Transfers of Cost of Insurance                             (468)                 (401)               (1,408)                 (719)
 Transfers of Loan Processing Charges                         (2)                   (3)                  (19)                    7
 Transfers Among Investment Divisions                      4,258                24,705               154,313              (120,220)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                     3,306                25,068               166,955              (115,533)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                         19,928                32,146               187,302               (79,803)
Net Assets Beginning Balance                              51,353                   984                 6,711               151,949
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $             71,281  $             33,130  $            194,013  $             72,146
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2010                  2011                  2013                  2014
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (2,316)               (2,403)                 (525)               (2,555)
 Transaction Charges                                        (875)                 (907)                 (198)                 (965)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (3,191)               (3,310)                 (723)               (3,520)
                                            --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              87,387                 2,349                12,386                52,571
 Net Unrealized Gains (Losses)                             5,161                98,680                14,348                84,461
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              92,548               101,029                26,734               137,032
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                89,357                97,719                26,011               133,512
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 2,682                     0                   105                12,149
 Transfers of Policy Loading, Net                         (1,327)               (1,656)                 (847)                1,865
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                     (16,958)                  (81)                    2                  (162)
 Transfers Due to Policy Loans                                 0                     0                (2,454)                    0
 Transfers of Cost of Insurance                           (1,969)               (2,650)               (1,359)               (2,665)
 Transfers of Loan Processing Charges                        (18)                  (13)                 (189)                  (25)
 Transfers Among Investment Divisions                     67,414                92,008               (25,040)              145,953
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                    49,824                87,608               (29,782)              157,115
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        139,181               185,327                (3,771)              290,627
Net Assets Beginning Balance                             158,992               157,463                71,394               109,031
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            298,173  $            342,790  $             67,623  $            399,658
                                            ===================== ===================== ===================== =====================







INDEPENDENT AUDITORS' REPORT


The Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company (the "Company"), a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc., as of December 31, 1997 and 1996, and the related statements of earnings, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



February 23, 1998

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 1997 AND 1996
(Dollars in Thousands)


                                                                          1997                  1996
                                                                    --------------        --------------
ASSETS
------
INVESTMENTS:
 Fixed maturity securities, at estimated fair value
   (amortized cost: 1997 - $2,927,562; 1996 - $3,232,643)            $  3,008,608          $  3,301,588
 Equity securities, at estimated fair value
   (cost: 1997 - $72,599; 1996 - $32,988)                                  73,612                35,977
 Trading account securities, at estimated fair value                       15,625                     -
 Mortgage loans                                                                 -                70,503
 Real estate held-for-sale                                                 31,805                28,851
 Policy loans on insurance contracts                                    1,118,139             1,092,071
                                                                    --------------        --------------
  Total Investments                                                     4,247,789             4,528,990
                                                                    --------------        --------------

CASH AND CASH EQUIVALENTS                                                  86,388                94,991
ACCRUED INVESTMENT INCOME                                                  78,224                86,186
DEFERRED POLICY ACQUISITION COSTS                                         365,105               366,461
REINSURANCE RECEIVABLES                                                     1,617                 2,642
AFFILIATED RECEIVABLES - NET                                                  166                     -
RECEIVABLES FROM SECURITIES SOLD                                           75,820                     -
OTHER ASSETS                                                               49,353                42,861
SEPARATE ACCOUNTS ASSETS                                                9,149,119             7,615,362
                                                                    --------------        --------------
TOTAL ASSETS                                                         $ 14,053,581          $ 12,737,493
                                                                    ==============        ==============



See notes to financial statements.






                                                                          1997                 1996
                                                                    --------------        --------------
LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
LIABILITIES:
 POLICY LIABILITIES AND ACCRUALS:
   Policyholders' account balances                                   $  4,188,110          $  4,480,048
   Claims and claims settlement expenses                                   50,574                39,666
                                                                    --------------        --------------
          Total policy liabilities and accruals                         4,238,684             4,519,714

 OTHER POLICYHOLDER FUNDS                                                  27,160                19,420
 LIABILITY FOR GUARANTY FUND ASSESSMENTS                                   15,374                18,773
 FEDERAL INCOME TAXES - DEFERRED                                            1,183                 6,714
 FEDERAL INCOME TAXES - CURRENT                                            24,438                20,968
 AFFILIATED PAYABLES - NET                                                      -                 6,164
 PAYABLES FOR SECURITIES PURCHASED                                         95,135                13,483
 OTHER LIABILITIES                                                         54,434                37,243
 SEPARATE ACCOUNTS LIABILITIES                                          9,149,119             7,605,194
                                                                    --------------        --------------
          Total Liabilities                                            13,605,527            12,247,673
                                                                    --------------        --------------

STOCKHOLDER'S EQUITY:
 Common stock, $10 par value - 200,000 shares
   authorized, issued and outstanding                                       2,000                 2,000
 Additional paid-in capital                                               347,324               402,937
 Retained earnings                                                         80,735                79,387
 Accumulated other comprehensive income                                    17,995                 5,496
                                                                    --------------        --------------
          Total Stockholder's Equity                                      448,054               489,820
                                                                    --------------        --------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                           $ 14,053,581          $ 12,737,493
                                                                    ==============        ==============

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Dollars in Thousands)


                                                                          1997                 1996                  1995
                                                                    --------------        --------------        --------------
REVENUES:
 Investment revenue:
   Net investment income                                             $    308,702          $    336,661          $    376,166
   Net realized investment gains                                           13,289                 8,862                 4,525
 Policy charge revenue                                                    178,933               158,829               141,722
                                                                    --------------        --------------        --------------
        Total Revenues                                                    500,924               504,352               522,413
                                                                    --------------        --------------        --------------

BENEFITS AND EXPENSES:
 Interest credited to policyholders' account balances                     209,542               235,255               261,760
 Market value adjustment expense                                            4,079                 6,071                 5,805
 Policy benefits (net of reinsurance recoveries: 1997 - $10,439;
    1996 - $8,317; 1995 - $6,482)                                          27,029                21,052                19,374
 Reinsurance premium ceded                                                 17,879                15,582                13,896
 Amortization of deferred policy acquisition costs                         72,111                62,036                58,669
 Insurance expenses and taxes                                              49,105                47,077                44,124
                                                                     -------------        --------------        --------------
        Total Benefits and Expenses                                       379,745               387,073               403,628
                                                                     -------------        --------------        --------------
               Earnings Before Federal Income Tax Provision               121,179               117,279               118,785
                                                                     -------------        --------------        --------------

FEDERAL INCOME TAX PROVISION (BENEFIT):
 Current                                                                   52,705                22,814                38,335
 Deferred                                                                 (12,261)               15,078                 3,968
                                                                    --------------        --------------        --------------
        Total Federal Income Tax Provision                                 40,444                37,892                42,303
                                                                    --------------        --------------        --------------

NET EARNINGS                                                         $     80,735          $     79,387          $     76,482
                                                                    ==============        ==============        ==============


See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Dollars in Thousands)


                                                                           1997                 1996                 1995
                                                                    --------------        --------------        --------------
NET EARNINGS                                                         $     80,735          $     79,387          $     76,482
                                                                    --------------        --------------        --------------

OTHER COMPREHENSIVE INCOME, NET OF TAX:

 Net unrealized gains (losses) on investment securities:
   Net unrealized holding gains (losses) arising during the period         22,347               (79,749)              310,981
   Reclassification adjustment for gains included in net earnings         (12,390)               (8,622)               (4,351)
                                                                    --------------        --------------        --------------

   Net unrealized gains (losses) on investment securities                   9,957               (88,371)              306,630

   Adjustments for:
     Policyholder liabilities                                              10,094                58,415              (123,856)
     Deferred policy acquisition costs                                       (822)               12,411               (89,261)

 Income tax (expense) benefit related to items of
   other comprehensive income                                              (6,730)                6,141               (32,729)
                                                                    --------------        --------------        --------------

 Other comprehensive income, net of tax                                    12,499               (11,404)               60,784
                                                                    --------------        --------------        --------------

COMPREHENSIVE INCOME                                                 $     93,234          $     67,983          $    137,266
                                                                    ==============        ==============        ==============


See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Dollars in Thousands)

                                                                                                     Accumulated
                                                                 Additional                             Other             Total
                                                 Common           paid-in           Retained        Comprehensive     stockholder's
                                                 stock            capital           earnings           Income             equity
                                             -------------     -------------     -------------     -------------      -------------
BALANCE, JANUARY 1, 1995                      $     2,000       $   535,450       $    66,005       $   (43,884)       $   559,571

 Dividend to Parent                                                 (33,995)          (66,005)                            (100,000)
 Net earnings                                                                          76,482                               76,482
 Other comprehensive income, net of tax                                                                  60,784             60,784
                                             -------------     -------------     -------------     -------------      -------------

BALANCE, DECEMBER 31, 1995                          2,000           501,455            76,482            16,900            596,837

 Dividend to Parent                                                 (98,518)          (76,482)                            (175,000)
 Net earnings                                                                          79,387                               79,387
 Other comprehensive income, net of tax                                                                 (11,404)           (11,404)
                                             -------------     -------------     -------------     -------------      -------------

BALANCE, DECEMBER 31, 1996                          2,000           402,937            79,387             5,496            489,820

 Dividend to Parent                                                 (55,613)          (79,387)                            (135,000)
 Net earnings                                                                          80,735                               80,735
 Other comprehensive income, net of tax                                                                  12,499             12,499
                                             -------------     -------------     -------------     -------------      -------------

BALANCE, DECEMBER 31, 1997                    $     2,000       $   347,324       $    80,735       $    17,995        $   448,054
                                             =============     =============     =============     =============      =============



See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Dollars in Thousands)


                                                                           1997                 1996                 1995
                                                                    --------------        --------------        --------------
OPERATING ACTIVITIES:
 Net earnings                                                        $     80,735          $     79,387          $     76,482
  Adjustments to reconcile net earnings to net cash and cash equivalents provided (used) by operating activities:
    Amortization of deferred policy acquisition costs                      72,111                62,036                58,669
    Capitalization of policy acquisition costs                            (71,577)              (43,668)              (54,014)
    Amortization, (accretion) and depreciation of investments              (4,672)               (4,836)               (6,763)
    Net realized investment gains                                         (13,289)               (8,862)               (4,525)
    Interest credited to policyholders' account balances                  209,542               235,255               261,760
    Provision (benefit) for deferred Federal income tax                   (12,261)               15,078                 3,968
    Changes in operating assets and liabilities:
      Accrued investment income                                             7,962                 5,756                 3,191
      Claims and claims settlement expenses                                10,908                 9,854                 3,635
      Federal income taxes - current                                        3,470                13,935                 4,759
      Other policyholder funds                                              7,740                 5,813                (7,614)
      Liability for guaranty fund assessments                              (3,399)               (2,371)               (3,630)
      Affiliated payables                                                  (6,330)                3,735                 5,542
    Policy loans on insurance contracts                                   (26,068)              (52,804)              (54,054)
    Trading account securities                                            (14,928)                    -                     -
    Other, net                                                             11,721                (2,393)              (12,280)
                                                                    --------------        --------------        --------------
            Net cash and cash equivalents provided
                by operating activities                                   251,665               315,915                275,126
                                                                    --------------        --------------        ---------------

INVESTING ACTIVITIES:
   Sales of available-for-sale securities                                 846,041               847,091                620,853
   Maturities of available-for-sale securities                            595,745               536,449                570,923
   Purchases of available-for-sale securities                          (1,156,222)             (956,840)              (816,564)
   Mortgage loans principal payments received                              68,864                22,789                 30,767
   Purchases of mortgage loans                                             (5,375)                    -                 (3,608)
   Sales of real estate held-for-sale                                       6,060                 5,407                  9,710
   Improvements to real estate held-for-sale                                    -                     -                   (683)
   Recapture of investment in Separate Accounts                            11,026                 8,829                  6,559
   Investment in Separate Accounts                                            (21)              (10,063)                  (377)
                                                                    --------------        --------------        ---------------
            Net cash and cash equivalents provided
                by investing activities                                   366,118               453,662                417,580
                                                                    --------------        --------------        ---------------





See notes to financial statements.                                 (Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Concluded) (Dollars In Thousands)

                                                                           1997                 1996                 1995
                                                                    --------------        --------------        --------------
FINANCING ACTIVITIES:
   Dividends paid to parent                                          $   (135,000)         $   (175,000)         $   (100,000)
   Policyholders' account balances:
       Deposits                                                         1,101,934               542,062               567,430
       Withdrawals (including transfers to/from Separate Accounts)     (1,593,320)           (1,090,572)           (1,250,299)
                                                                    --------------        --------------        --------------
           Net cash and cash equivalents used
               by financing activities                                   (626,386)             (723,510)             (782,869)
                                                                    --------------        --------------        --------------

  NET INCREASE (DECREASE) IN CASH AND
    CASH EQUIVALENTS                                                       (8,603)               46,067               (90,163)

CASH AND CASH EQUIVALENTS
  Beginning of year                                                        94,991                48,924               139,087
                                                                    --------------         -------------         -------------
  End of year                                                        $     86,388           $    94,991           $    48,924
                                                                    ==============         =============         =============

Supplementary Disclosure of Cash Flow Information:
   Cash paid to affiliates for:
     Federal Federal iincome taxes                                   $     49,235          $      8,880          $     33,576
     Interest                                                                 842                   988                 1,310



See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly-owned subsidiary of Merrill Lynch Insurance
Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
 (Dollars in Thousands)


 NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Reporting: Merrill Lynch Life Insurance Company (the
"Company") is a wholly-owned subsidiary of Merrill Lynch
Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.
("Merrill Lynch & Co.").

The Company sells non-participating life insurance and annuity products which comprise one business segment. The primary products that the Company currently markets are variable life insurance, variable annuities, market value adjusted annuities, and immediate annuities. The Company is currently licensed to sell insurance in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly-owned broker-dealer subsidiary of Merrill Lynch & Co.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the financial statements. Actual results could differ from those estimates.

Revenue Recognition: Revenues for the Company's interest-sensitive life, interest-sensitive annuity, variable life and variable annuity products consist of policy charges for the cost of insurance, deferred sales charges, policy administration charges and/or withdrawal charges assessed against policyholders' account balances during the period.

Policyholders' Account Balances: Liabilities for the Company's universal life type contracts, including its life insurance and annuity products, are equal to the full accumulation value of such contracts as of the valuation date plus deficiency reserves for certain products. Interest-crediting rates for the Company's fixed-rate products are as follows:

 Interest-sensitive life products           4.00% -  5.70%
 Interest-sensitive deferred annuities      3.55% -  8.77%
 Immediate annuities                        3.00% - 10.00%

These rates may be changed at the option of the Company, subject to minimum guarantees, after initial guaranteed rates expire.

Liabilities for unpaid claims equal the death benefit for those claims which have been reported to the Company and an estimate based upon prior experience for those claims which are unreported as of the valuation date.

Reinsurance: In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on a single life.

Indemnity reinsurance agreements do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company holds collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $635 that can be drawn upon for delinquent reinsurance recoverables.

As of December 31, 1997, the Company had life insurance inforce that was ceded to other life insurance companies of $2,879,306.

The Company entered into an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer's variable annuity premiums sold through the Merrill Lynch & Co. distribution system. At December 31, 1997, the Company's quota share of variable annuity premiums related to this agreement was $35 million.

Deferred Policy Acquisition Costs: Policy acquisition costs for life and annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of deferred policy acquisition costs.

Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance, that are primarily related to and vary with the production of new business. Certain costs and expenses reported in the statements of earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing in-force policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

The Company has entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-year period using an effective interest rate of 9.01%. This reinsurance agreement provides for payment of contingent ceding commissions based upon the persistency and mortality experience of the insurance contracts assumed. Any payments made for the contingent ceding commissions are capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a reconciliation of the acquisition costs related to the reinsurance agreement for the years ended December 31:

                         1997            1996            1995
                     ------------   ------------    ------------

Beginning balance     $  112,249     $  124,833      $  133,388
Capitalized  amounts       5,077          5,077          13,708
Interest accrued           9,653         10,669          11,620
Amortization             (24,727)       (28,330)        (33,883)
                     ------------   ------------    ------------
Ending balance        $  102,252     $  112,249      $  124,833
                     ============   ============    ============

The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.

                   1998      11,030
                   1999       9,927
                   2000       8,935
                   2001       8,041
                   2002       7,237

Investments: The Company's investments in debt and equity securities are classified as either available-for-sale or trading and are reported at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder's equity, net of tax. Unrealized gains and losses on trading account securities are included in net realized investment gains. If a decline in value of a security is determined by management to be other-than-temporary, the carrying value is adjusted to the estimated fair value at the date of this determination and recorded as net realized investment gains (losses).

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Realized gains and losses on the sale or maturity of the investments are determined on the basis of specific identification.

Certain fixed maturity securities are considered non-investment grade. The Company defines non-investment grade fixed maturity securities as unsecured debt obligations that do not have a rating equivalent to Standard and Poor's (or similar rating agency) BBB- or higher.

During the first quarter 1997, the Company terminated its interest rate swap contracts that were carried at estimated fair value and recorded as a component of fixed maturity securities. Interest income and realized and unrealized gains and losses were recorded on the same basis as fixed maturity securities available-for-sale.

As of December 31, 1997, the Company had no mortgage loans outstanding. Mortgage loans were stated at unpaid principal balances, net of valuation allowances. Such valuation allowances were based on the decline in value expected to be realized on mortgage loans that may not be collectible in full. In establishing valuation allowances, management considered, among other things, the estimated fair value of the underlying collateral.

The Company recognized income from mortgage loans based on the cash payment interest rate of the loan, which may be different from the accrual interest rate of the loan for certain outstanding mortgage loans. The Company recognized a realized gain at the date of the satisfaction of the loan at contractual terms for loans where there was a difference between the cash payment interest rate and the accrual interest rate. For all loans the Company stopped accruing income when an interest payment default either occurred or was probable. Impairments of mortgage loans were established as valuation allowances and recorded to net realized investment gains or losses.

Real estate held-for-sale, is stated at estimated fair value less estimated selling costs.

Policy loans on insurance contracts are stated at unpaid principal balances.

Investments in limited partnerships are carried at cost.

Income Taxes: The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current Federal tax liability.

The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period such changes are enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Insurance companies are generally subject to taxes on premiums and in substantially all states are exempt from state income taxes.

Separate Accounts: Separate Accounts are established in conformity with Arkansas State Insurance law, the Company's domiciliary state, and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to general claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities.

Assets and liabilities of Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of policyholders, are shown as separate captions in the balance sheets.

Statements of Comprehensive Income: During 1997, the Company adopted SFAS No. 130, "Reporting Comprehensive Income" ("SFAS
No. 130"). SFAS No. 130 defines comprehensive income as all non-owner changes in equity during a period. Comprehensive income is reported in the Statements of Comprehensive Income included in the financial statements for the years ended
December 31, 1997, 1996 and 1995.

Statements of Cash Flows: For the purpose of reporting cash flows, cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

Reclassifications: To facilitate comparisons with the current year, certain amounts in the prior years have been reclassified.

NOTE 2.   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial instruments are carried at fair value or amounts that approximate fair value. The carrying value of financial instruments as of December 31 were:

                                                                          1997                 1996
                                                                    --------------        --------------
  Assets:
   Fixed maturity securities:
    Securities (1)                                                   $  3,008,608          $  3,301,858
    Interest rate swaps (2)                                                     -                  (270)
                                                                    --------------         -------------
      Total fixed maturity securities                                   3,008,608             3,301,588
                                                                    --------------         -------------

   Equity securities (1)                                                   73,612                35,977
   Trading account securities (1)                                          15,625                     -
   Mortgage loans (3)                                                           -                70,503
   Policy loans on insurance contracts (4)                              1,118,139             1,092,071
   Cash and cash equivalents (5)                                           86,388                94,991
   Separate Accounts assets (6)                                         9,149,119             7,615,362
                                                                    --------------        --------------

Total financial instruments recorded as assets                       $ 13,451,491          $ 12,210,492
                                                                    ==============        ==============

 (1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow model, including provision for credit risk, based upon the assumption that such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value, having an amortized cost of $389,728 and $338,515, had an estimated fair value of $396,253 and $348,066, respectively.

 (2) Estimated fair values for the Company's interest rate swaps are based on a discounted cash flow model.

 (3) The estimated fair value of mortgage loans approximates the carrying value.

 (4) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

 (5) The estimated fair value of cash and cash equivalents approximates the carrying value.

 (6) Assets held in Separate Accounts are carried at quoted market values.

NOTE 3.   INVESTMENTS

The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities (excluding trading account securities) as of December 31 were:

                                                                          1997
                                             -------------------------------------------------------------------
                                                 Cost /            Gross            Gross            Estimated
                                               Amortized         Unrealized       Unrealized           Fair
                                                 Cost              Gains            Losses             Value
                                             -------------     -------------     -------------     -------------
  Fixed maturity securities:
   Corporate debt securities                  $ 2,412,171       $    73,318       $     6,963       $ 2,478,526
   Mortgage-backed securities                     339,015            12,320               224           351,111
   U.S. Government and agencies                   119,107             2,767               111           121,763
   Foreign governments                             36,585               198             1,125            35,658
   Municipals                                      20,684               866                 -            21,550
                                             -------------     -------------     -------------     -------------

      Total fixed maturity securities         $ 2,927,562       $    89,469       $     8,423       $ 3,008,608
                                             =============     =============     =============     =============

  Equity securities:
   Non-redeemable preferred stocks            $    67,845       $     1,187       $       185       $    68,847
   Common stocks                                    4,754                11                 -             4,765
                                             -------------     -------------     -------------     -------------

      Total equity securities                 $    72,599       $     1,198       $       185       $    73,612
                                             =============     =============     =============     =============


                                                                             1996
                                             -------------------------------------------------------------------
                                                  Cost /           Gross            Gross            Estimated
                                               Amortized        Unrealized        Unrealized           Fair
                                                  Cost             Gains            Losses            Value
                                             -------------     -------------     -------------     -------------
  Fixed maturity securities:
   Corporate debt securities                  $ 2,652,225       $    67,590       $    11,765       $ 2,708,050
   Mortgage-backed securities                     503,997            12,447             1,948           514,496
   U.S. Government and agencies                    54,386             2,303               158            56,531
   Foreign governments                             18,111               182               140            18,153
   Municipals                                       3,924               434                 -             4,358
                                             -------------     -------------     -------------     -------------

      Total fixed maturity securities         $ 3,232,643       $    82,956       $    14,011       $ 3,301,588
                                             =============     =============     =============     =============

  Equity securities:
   Non-redeemable preferred stocks            $    30,554       $     2,983       $        85       $    33,452
   Common stocks                                    2,434                91                 -             2,525
                                             -------------     -------------     -------------     -------------

      Total equity securities                 $    32,988       $     3,074       $        85       $    35,977
                                             =============     =============     =============     =============

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997 by contractual maturity were:

                                                                   Estimated
                                                  Amortized          Fair
                                                     Cost            Value
                                               -------------    --------------

  Fixed maturity securities:
   Due in one year or less                      $   224,663      $    225,887
   Due after one year through five years          1,343,383         1,380,248
   Due after five years through ten years           740,784           764,272
   Due after ten years                              279,717           287,090
                                               -------------    --------------
                                                  2,588,547         2,657,497
   Mortgage-backed securities                       339,015           351,111
                                               -------------    --------------

    Total fixed maturity securities             $ 2,927,562      $  3,008,608
                                               =============    ==============

Fixed maturity securities not due at a single maturity date have been included in the preceding table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997 by rating agency equivalent were:

                                                                   Estimated
                                                  Amortized           Fair
                                                    Cost              Value
                                               -------------     -------------
 AAA                                            $   623,503       $   642,188
 AA                                                 169,805           172,454
 A                                                  926,398           950,610
 BBB                                              1,046,614         1,080,036
 Non-investment grade                               161,242           163,320
                                               -------------     -------------

   Total fixed maturity securities              $ 2,927,562       $ 3,008,608
                                               =============     =============

The Company has recorded certain adjustments to deferred policy acquisition costs and policyholders' account balances in connection with investments classified as available-for-sale. The Company adjusts those assets and liabilities as if the unrealized investment gains or losses from securities classified as available-for-sale had actually been realized, with corresponding credits or charges reported directly to stockholder's equity. The following reconciles the net unrealized investment gain on investment securities classified as available- for-sale as of December 31:

                                                                          1997                 1996
                                                                    --------------        --------------
 Assets:
  Fixed maturity securities                                          $     81,046          $     68,945
  Equity securities                                                         1,013                 2,989
  Deferred policy acquisition costs                                        (5,452)               (4,630)
  Separate Accounts assets                                                      -                   168
                                                                    --------------        --------------
                                                                           76,607                67,472
                                                                    --------------        --------------

 Liabilities:
  Policyholders' account balances                                          48,923                59,017
  Federal income taxes - deferred                                           9,689                 2,959
                                                                    --------------        --------------
                                                                           58,612                61,976
                                                                    --------------        --------------
 Stockholder's equity:
Net unrealized investment gain on investment securities              $     17,995          $      5,496
                                                                    ==============        ==============

During the third quarter 1997, the Company provided $15,000 initial funding for a trading portfolio, composed of convertible debt and equity securities. The net unrealized holdings gains on trading account securities earned as of December 31, 1997, and included in net realized investment gains are $520.

During the first quarter 1997, the Company terminated its interest rate swap contracts which it held for the purpose of minimizing exposure to fluctuations in interest rates related to specific investment securities held. The notional amount of such swaps outstanding at December 31 1996 was approximately $9,000. The swaps were transacted with investment grade counterparties. As of December 31, 1996, the Company's interest rate swap contracts were in a $270 unrealized loss position. During 1997, 1996 and 1995, there were no realized investment gains or losses recorded.

Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended
December 31 were:
                                        1997          1996         1995
                                     -----------  -----------  -----------
 Proceeds                             $ 846,041    $ 847,091    $ 620,853
 Gross realized investment gains         16,783       19,078       14,196
 Gross realized investment losses         7,193       10,749       10,813


The Company had investment securities with a carrying value of $26,508 and $27,726 that were deposited with insurance regulatory authorities at December 31, 1997 and 1996, respectively.

During 1997, the Company realized a $1,005 gain on the sale of its remaining investment in the Separate Accounts. At December 31, 1996, the Company had invested $10,168 in Separate Accounts,
including $168 of unrealized gains.   The investments in Separate
Accounts are for the purpose of providing original funding of certain mutual fund portfolios available as investment options to variable life and annuity policyholders.

At December 31, 1997, the Company held no mortgage loans on real estate. The carrying value and established valuation allowances of impaired mortgage loans on real estate as of December 31, 1996 were $44,239 and $17,652, respectively.

Additional information on impaired loans for the years ended
December 31 follows:

                                                1997         1996        1995
                                           -----------  -----------  -----------

 Average investment in impaired loans       $  30,945    $  79,668    $ 124,089
 Interest income recognized (cash-basis)        2,830        4,848        5,482

For the years ended December 31, 1997, 1996 and 1995, $7,891,
$28,555 and $1,300, respectively, of real estate held-for-sale was acquired in satisfaction of debt.

Net investment income arose from the following sources for the years ended December 31:

                                                  1997          1996           1995
                                             ------------   ------------   ------------
 Fixed maturity securities                    $  236,325     $  266,916     $  305,648
 Equity securities                                 3,020          1,876          1,329
 Mortgage loans                                    4,627          9,764         12,250
 Real estate held-for-sale                         1,939            563            153
 Policy loans on insurance contracts              57,998          56,512         53,576
 Cash and cash equivalents                         9,570           6,710          8,463
 Other                                               709             899          1,753
                                             ------------    ------------   ------------

 Gross investment income                         314,188         343,240        383,172
 Less investment expenses                         (5,486)         (6,579)        (7,006)
                                             ------------    ------------   ------------

 Net investment income                        $  308,702      $  336,661     $  376,166
                                             ============    ============   ============

Net realized investment gains (losses), including changes in valuation allowances for the years ended December 31:

                                                   1997           1996           1995
                                              ------------   ------------   ------------
  Fixed maturity securities                    $    6,149     $    4,690     $    1,908
  Equity securities                                 3,441          3,639          1,475
  Trading account securities                          697              -              -
  Investment in Separate Accounts                   1,005            106           (369)
  Mortgage loans                                    6,252            599            334
  Real estate held-for-sale                        (4,252)          (171)         1,177
  Cash and cash equivalents                            (3)            (1)             -
                                              ------------   ------------   ------------

  Net realized investment gains                $   13,289     $    8,862     $    4,525
                                              ============   ============   ============

 The following is a reconciliation of the change in valuation allowances that have been recorded to reflect other-than-temporary declines in estimated fair value of mortgage loans for the years ended December 31:

                 Balance at      Additions                     Balance at
                 Beginning      Charged to        Write -         End
                  of Year       Operations        Downs         of Year
                -----------    ------------    -----------    -----------

  Mortgage loans:
       1997      $  17,652      $        -      $  17,652      $       -
       1996         35,881               -         18,229         17,652
       1995         40,070               -          4,189         35,881


 The Company held no investments at December 31, 1997 which have been non-income producing for the preceding twelve months.

 The Company has committed to participate in a limited partnership that invests in leveraged transactions. As of December 31, 1997, $4,744 has been advanced towards the Company's $10,000 commitment to the limited partnership.

NOTE 4.   FEDERAL INCOME TAXES

 The following is a reconciliation of the provision for income taxes based on earnings before income taxes, computed using the Federal statutory tax rate, with the provision for income taxes for the years ended December 31:

                                                      1997         1996         1995
                                                   ----------   ----------   ----------
  Provision for income taxes computed at Federal
    statutory rate                                  $ 42,413     $ 41,048     $ 41,575

  Increase (decrease) in income taxes resulting
   from:
    Dividend received deduction                       (1,969)      (3,135)        (532)
    Release of policyholders' surplus                      -            -        1,991
    Tax deductible interest                                -            -         (718)
    Other                                                  -          (21)         (13)
                                                   ----------   ----------   ----------
Federal income tax provision                        $ 40,444     $ 37,892     $ 42,303
                                                   ==========   ==========   ==========

 The Federal statutory rate for each of the three years in the period ended December 31, 1997 was 35%.

 The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each are as follows:

                                                                           1997                 1996                1995
                                                                    --------------        --------------        --------------
  Deferred policy acquisition costs                                  $     (2,422)         $     (5,770)         $     (2,179)
  Policyholders' account balances                                         (16,099)               15,004                    66
  Liability for guaranty fund assessments                                   1,190                   760                   249
  Investment adjustments                                                    5,070                 5,122                 5,563
  Other                                                                         -                   (38)                  269
                                                                    --------------        --------------        --------------
  Deferred Federal income tax
   provision (benefit)                                               $    (12,261)         $     15,078          $      3,968
                                                                    ==============        ==============        ==============

Deferred tax assets and liabilities as of December 31 are determined as follows:

                                                                          1997                  1996
                                                                    --------------        --------------
  Deferred tax assets:
   Policyholders' account balances                                   $     95,182          $     79,083
   Investment adjustments                                                     601                 5,671
   Liability for guaranty fund assessments                                  5,381                 6,571
                                                                    --------------        --------------
      Total deferred tax assets                                           101,164                91,325
                                                                    --------------        --------------

  Deferred tax liabilities:
   Deferred policy acquisition costs                                       88,670                91,092
   Net unrealized investment gain on investment securities                  9,689                 2,959
   Other                                                                    3,988                 3,988
                                                                    --------------        --------------
      Total deferred tax liabilities                                      102,347                98,039
                                                                    --------------        --------------

      Net deferred tax liability                                     $      1,183          $      6,714
                                                                    ================      ==============



 The Company anticipates that all deferred tax assets will be realized; therefore no valuation allowance has been provided.

NOTE 5.   RELATED PARTY TRANSACTIONS

 The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Company on an allocated cost basis. Charges billed to the Company by MLIG pursuant to the agreement were $43,028, $43,515 and $41,729 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company is allocated interest expense on its accounts payable to MLIG which approximates the daily Federal funds rate. Total intercompany interest paid was $842, $988 and $1,310 for 1997, 1996 and 1995, respectively.

 The Company and Merrill Lynch Asset Management, L.P. ("MLAM") are parties to a service agreement whereby MLAM has agreed to provide certain invested asset management services to the Company. The Company pays a fee to MLAM for these services through the MLIG service agreement. Charges attributable to this agreement and allocated to the Company by MLIG were $1,913, $2,279 and $2,635 for 1997, 1996 and 1995, respectively.

 MLAM and MLIG have entered into an agreement with respect to administrative services for the Merrill Lynch Series Fund, Inc. ("Series Fund") and Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds"). The Company invests in the various mutual fund portfolios of the Series Fund and the Variable Series Funds in connection with the variable life and annuities the Company has in-force. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM. The Company received from MLIG its allocable share of such compensation in the amount of $19,057, $16,514 and $13,293 during 1997, 1996 and
 1995, respectively.

 The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $72,729, $42,639 and $43,984 for 1997, 1996 and 1995, respectively. Substantially all of these commissions were capitalized as deferred policy acquisition costs and are being amortized in accordance with the policy discussed in Note 1.

 During the first quarter 1997, the Company terminated its interest rate swap contracts which it entered into with Merrill Lynch Capital Services, Inc. ("MLCS") with a guarantee from Merrill Lynch & Co. At December 31, 1996, the notional amount of such interest rate swap contracts outstanding was $9,000. Net interest received from these interest rate swap contracts was $4, ($117), and $256 for 1997, 1996 and 1995, respectively.

 Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party's representations and contractual obligations thereunder.

 During 1997, the Company sold its investment in 2141 E.
 Camelback, Corp. to Merrill Lynch Mortgage Capital, Inc. The investment was sold at its carrying value of $5,375.

NOTE 6.   STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

 During 1997, 1996, and 1995 the Company paid dividends of $135,000, $175,000, and $100,000, respectively, to MLIG. Of these stockholder's dividends, $110,030, $175,000 and $73,757, respectively, were extraordinary dividends as defined by Arkansas Insurance Law and were paid pursuant to approval granted by the Arkansas Insurance Commissioner.

 At December 31, 1997 and 1996, approximately $24,304 and $24,970, respectively, of stockholder's equity was available for distribution to MLIG. Statutory capital and surplus at December 31, 1997 and 1996, was $245,042 and $251,697,
 respectively.

 Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices primarily differ from the principles utilized in these financial statements by charging policy acquisition costs to expense as incurred, establishing future policy benefit reserves using different actuarial assumptions, not providing for deferred income taxes, and valuing securities on a different basis. The Company's statutory net income for 1997, 1996 and 1995 was $81,963, $93,532 and $121,451, respectively.

 The National Association of Insurance Commissioners ("NAIC") utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital which a life insurance company should have based upon that company's risk profile. As of December 31, 1997 and 1996, based on the RBC formula, the Company's total adjusted capital level was 394% and 403%, respectively, of the minimum amount of capital required to avoid regulatory action.

NOTE 7.   COMMITMENTS AND CONTINGENCIES

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of policyholders from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's policyholder obligations (within specified limits). During 1991, and to a lesser extent 1992, there were certain highly publicized life insurance insolvencies. The Company has utilized public information to estimate what future assessments it will incur as a result of these insolvencies. At December 31, 1997 and 1996, the Company has established an estimated liability for future guaranty fund assessments of $15,374 and $18,773, respectively. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability as appropriate.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.